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                      NORWEST ASSET SECURITIES CORPORATION


                                    (Seller)

                                       and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                          Dated as of October 28, 1999

                               $400,333,322.63

                       Mortgage Pass-Through Certificates
                                 Series 1999-24




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                                TABLE OF CONTENTS




                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...................................................
Section 1.02  Acts of Holders...............................................
Section 1.03  Effect of Headings and Table of Contents......................
Section 1.04  Benefits of Agreement.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by Trustee.........................................
Section 2.03  Representations and Warranties of the Master Servicer and
               the Seller...................................................
Section 2.04  Execution and Delivery of Certificates........................
Section 2.05  Designation of Certificates; Designation of Startup Day
               and Latest Possible Maturity Date............................


                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account...........................................
Section 3.02  Permitted Withdrawals from the Certificate Account............
Section 3.03  Advances by Master Servicer and Trustee.......................
Section 3.04  Trustee to Cooperate; Release of Owner Mortgage Loan
               Files........................................................
Section 3.05  Reports to the Trustee; Annual Compliance Statements..........
Section 3.06  Title, Management and Disposition of Any REO Mortgage
               Loan.........................................................
Section 3.07  Amendments to Servicing Agreements, Modification of
               Standard Provisions..........................................
Section 3.08  Oversight of Servicing........................................
Section 3.09  Termination and Substitution of Servicing Agreements..........
Section 3.10  Application of Net Liquidation Proceeds.......................
Section 3.11  Act Reports...................................................


                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                       PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions.................................................
Section 4.02  Allocation of Realized Losses.................................
Section 4.03  Paying Agent..................................................
Section 4.04  Statements to Certificateholders; Report to the Trustee
               and the Seller...............................................
Section 4.05  Reports to Mortgagors and the Internal Revenue Service........
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
               and Actions of Master Servicer...............................
Section 4.07  Determination of LIBOR........................................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates..............................................
Section 5.02  Registration of Certificates..................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 5.04  Persons Deemed Owners.........................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.....
Section 5.06  Maintenance of Office or Agency...............................
Section 5.07  Definitive Certificates.......................................
Section 5.08  Notices to Clearing Agency....................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer...............
Section 6.02  Merger or Consolidation of the Seller or the Master
               Servicer.....................................................
Section 6.03  Limitation on Liability of the Seller, the Master
               Servicer and Others..........................................
Section 6.04  Resignation of the Master Servicer............................
Section 6.05  Compensation to the Master Servicer...........................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.........
Section 6.07  Indemnification of Trustee and Seller by Master Servicer......
Section 6.08  Master Servicer Covenants Concerning Year 2000 Compliance.....


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default.............................................
Section 7.02  Other Remedies of Trustee.....................................
Section 7.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 7.04  Action upon Certain Failures of the Master Servicer and upon Event of Default........................................
Section 7.05  Trustee to Act; Appointment of Successor......................
Section 7.06  Notification to Certificateholders............................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee.............................................
Section 8.02  Certain Matters Affecting the Trustee.........................
Section 8.03  Trustee Not Required to Make Investigation....................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 8.05  Trustee May Own Certificates..................................
Section 8.06  The Master Servicer to Pay Fees and Expenses..................
Section 8.07  Eligibility Requirements......................................
Section 8.08  Resignation and Removal.......................................
Section 8.09  Successor.....................................................
Section 8.10  Merger or Consolidation.......................................
Section 8.11  Authenticating Agent..........................................
Section 8.12  Separate Trustees and Co-Trustees.............................
Section 8.13  Appointment of Custodians.....................................
Section 8.14  Tax Matters; Compliance with REMIC Provisions.................
Section 8.15  Monthly Advances..............................................
Section 8.16  Trustee Covenants Concerning Year 2000 Compliance.............


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or Liquidation of
               All Mortgage Loans...........................................
Section 9.02  Additional Termination Requirements...........................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment.....................................................
Section 10.02 Recordation of Agreement......................................
Section 10.03 Limitation on Rights of Certificateholders....................
Section 10.04 Governing Law; Jurisdiction...................................
Section 10.05 Notices.......................................................
Section 10.06 Severability of Provisions....................................
Section 10.07 Special Notices to Rating Agencies............................
Section 10.08 Covenant of Seller............................................
Section 10.09 Recharacterization............................................


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Class A Fixed Pass-Through Rate...............................
Section 11.02 Cut-Off Date..................................................
Section 11.03 Cut-Off Date Aggregate Principal Balance......................
Section 11.04 Original Class A Percentage...................................
Section 11.05 Original Principal Balances of the Classes of Class A
               Certificates.................................................
Section 11.05(a)  Original Class A-6 Notional Amount........................
Section 11.06 Original Class A Non-PO Principal Balance.....................
Section 11.07 Original Subordinated Percentage..............................
Section 11.08 Original Class B-1 Percentage.................................
Section 11.09 Original Class B-2 Percentage.................................
Section 11.10 Original Class B-3 Percentage.................................
Section 11.11 Original Class B-4 Percentage.................................
Section 11.12 Original Class B-5 Percentage.................................
Section 11.13 Original Class B-6 Percentage.................................
Section 11.14 Original Class B Principal Balance............................
Section 11.15 Original Principal Balances of the Classes of Class B
               Certificates.................................................
Section 11.16 Original Class B-1 Fractional Interest........................
Section 11.17 Original Class B-2 Fractional Interest........................
Section 11.18 Original Class B-3 Fractional Interest........................
Section 11.19 Original Class B-4 Fractional Interest........................
Section 11.20 Original Class B-5 Fractional Interest........................
Section 11.21 Closing Date..................................................
Section 11.22 Right to Purchase.............................................
Section 11.23 Wire Transfer Eligibility.....................................
Section 11.24 Single Certificate............................................
Section 11.25 Servicing Fee Rate............................................
Section 11.26 Master Servicing Fee Rate.....................................


                                    EXHIBITS


EXHIBIT A-1       -     Form of Face of Class A-1 Certificate
EXHIBIT A-2       -     Form of Face of Class A-2 Certificate
EXHIBIT A-3       -     Form of Face of Class A-3 Certificate
EXHIBIT A-4       -     Form of Face of Class A-4 Certificate
EXHIBIT A-5       -     Form of Face of Class A-5 Certificate
EXHIBIT A-6       -     Form of Face of Class A-6 Certificate
EXHIBIT A-7       -     Form of Face of Class A-7 Certificate
EXHIBIT A-8       -     Form of Face of Class A-8 Certificate
EXHIBIT A-9       -     Form of Face of Class A-9 Certificate
EXHIBIT A-10      -     Form of Face of Class A-10 Certificate
EXHIBIT A-11      -     Form of Face of Class A-11 Certificate
EXHIBIT A-PO      -     Form of Face of Class A-PO Certificate
EXHIBIT A-R       -     Form of Face of Class A-R Certificate
EXHIBIT A-LR      -     Form of Face of Class A-LR Certificate
EXHIBIT B-1       -     Form of Face of Class B-1 Certificate
EXHIBIT B-2       -     Form of Face of Class B-2 Certificate
EXHIBIT B-3       -     Form of Face of Class B-3 Certificate
EXHIBIT B-4       -     Form of Face of Class B-4 Certificate
EXHIBIT B-5       -     Form of Face of Class B-5 Certificate
EXHIBIT B-6       -     Form of Face of Class B-6 Certificate
EXHIBIT C         -     Form of Reverse of Series 1999-24 Certificates
EXHIBIT D         -     Reserved
EXHIBIT E         -     Custodial Agreement
EXHIBIT F-1       -     Schedule of Mortgage Loans Serviced by Norwest
                        Mortgage in locations other than Fredrick, Maryland
EXHIBIT F-2       -     Schedule of Mortgage Loans Serviced by Norwest
                        Mortgage from Fredrick, Maryland
EXHIBIT F-3       -     Schedule of Mortgage Loans Serviced by Other Servicers
EXHIBIT G         -     Request for Release
EXHIBIT H         -     Affidavit Pursuant to Section 860E(e)(4) of the
                        Internal Revenue Code of 1986, as amended, and for
                        Non-ERISA Investors
EXHIBIT I         -     Letter from Transferor of Residual Certificates
EXHIBIT J         -     Transferee's Letter (Class [A-PO][B-4][B-5][B-6]
                        Certificates)
EXHIBIT K         -     Transferee's Letter (Class [B-1][B-2][B-3]
                        Certificates)
EXHIBIT L         -     Servicing Agreements
EXHIBIT M         -     Form of Special Servicing Agreement

            This Pooling and Servicing Agreement, dated as of October 28, 1999 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and FIRST UNION NATIONAL BANK, as Trustee.


                                WITNESSETH THAT:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion Directed Certificates: The Class A-3, Class A-4, Class A-7 and Class A-9 Certificates.

            Accretion Termination Date: (A) for the Class A-5 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-3 Certificates has been reduced to zero or (ii) the Cross-Over Date; and (B) for the Class A-11 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-9 Certificates has been reduced to zero or (ii) the Cross-Over Date;

            Accrual Certificates:  The Class A-5 and Class A-11 Certificates.

            Accrual Distribution Amount: As to any Distribution Date prior to the applicable Accretion Termination Date and any Class of Accrual Certificates, an amount equal to the sum of (i) the Class A Interest Percentage of such Class of Accrual Certificates of the Current Class A Interest Distribution Amount and
(ii) the Class A Interest Shortfall Percentage of such Class of Accrual Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the applicable Accretion Termination Date, zero.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for all the Classes of Class A Certificates.

            Aggregate   Current   Bankruptcy   Losses:   With   respect  to  any
Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000.00 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

            Bank United Mortgage Loan Sale Agreement: The mortgage loan sale agreement dated as of September 17, 1998 between Bank United, as seller, and Norwest Funding, Inc., as purchaser.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-8 Certificates, Class A-9 Certificates and Class A-11 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in
Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class:  All   certificates   whose  form  is  identical  except  for
variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11
Certificates, Class A-PO Certificates, Class A-R Certificate or Class A-LR Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-5, Class A-7, Class A-10, Class A-11 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause
(A) of Section 4.01(a)(i). As to the Class A-5 and Class A-11 Certificates, (a) as to any Distribution Date prior to the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to the Class A-7 Certificates, the amount distributable to such Class pursuant to Paragraph third clause (A) of
Section 4.01(a)(i). As to the Class A-10 Certificates, the amount distributable to such Class pursuant to Paragraphs first and second of Section 4.01(a)(i). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause
(B) and fourth of Section 4.01(a)(i) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i) including, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Principal Balances of the Class A Certificates (other than the Accrual Certificates and the Class A-PO Certificates); and (ii) with respect to each Class of Accrual Certificates, the lesser of the Principal Balance of such Class of Accrual Certificates and the Original Principal Balance of such Class of Accrual Certificates.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of a Class of Accrual Certificates, the Original Principal Balance of such Class if lower) by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

      (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

      (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

            Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum of the applicable Accrual Distribution Amounts, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

            Class A Pass-Through Rate: As to the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-8, Class A-11, Class A-R and Class A-LR Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-4
Certificates, 7.500% per annum. As to the Class A-9 Certificates, 6.750% per annum. As to the Class A-10 Certificates, 0.250% per annum. The Class A-7 and Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in October 2004, 100%. As to any Distribution Date subsequent to October 2004 to and including the Distribution Date in October 2005, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to October 2005 to and including the Distribution Date in October 2006, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to October 2006 to and including the Distribution Date in October 2007, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to October 2007 to and including the Distribution Date in October 2008, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to October 2008, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A
Prepayment Percentage for the Distribution Date occurring in the October preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including November 2004 and October 2005,
(2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including November 2005 and October 2006, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including November 2006 and October 2007, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including November 2007 and October 2008, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after November 2008. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2
Certificates,   Class  A-3  Certificates,  Class  A-4  Certificates,  Class  A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-11 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

            Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class (or in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

            Class A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit C hereto.

            Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

            Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit C hereto.

            Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

            Class A-9 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit C hereto.

            Class A-9 Certificateholder: The registered holder of a Class A-9 Certificate.

            Class A-10 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit C hereto.

            Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

            Class A-10 Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Class A Pass-Through Rate for the Class A-10 Certificates and (B) the Class A-10 Notional Amount as of such Distribution Date minus (ii) the Class A Interest Percentage of the Class A-10 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

            Class A-10 Notional Amount: As to any Distribution Date, an amount equal to the Principal Balance of the Class A-9 Certificates.

            Class A-11 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit C hereto.

            Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

            Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L9 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit D hereto.

            Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

            Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of
(x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
      2.02 or 2.03;

      (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: As to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest  Shortfall  Amount:  Any of the Class B-1  Interest
Shortfall  Amount,  Class B-2  Interest  Shortfall  Amount,  Class B-3  Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: As to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class of Class B Certificates by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 7.000% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth, and sixteenth of Section 4.01(a)(i).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a)(i).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

            Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating  Interest:  As to any Distribution  Date, the lesser of
(a) the  product  of (i) 1/12th of 0.20% and (ii) the Pool  Scheduled  Principal
Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

            Co-op   Shares:   Shares  issued  by  private   non-profit   housing
corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument is located at 230 South Tryon Street, Charlotte, North Carolina 28288.

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:



      Uncertificated Lower-Tier
      Interest                        Corresponding Upper-Tier Class or Classes
      --------                        -----------------------------------------

      Class A-L1 Interest Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-8 Certificates and Class A-11 Certificates.

      Class A-L4 Interest             Class A-4 Certificates and Class A-7
                                      Certificates

      Class A-L9 Interest             Class A-9 Certificates and Class A-10
                                      Certificates

      Class A-LPO Interest            Class A-PO Certificates

      Class A-LUR Interest            Class A-R Certificate

      Class B-L1 Interest             Class B-1 Certificates

      Class B-L2 Interest             Class B-2 Certificates

      Class B-L3 Interest             Class B-3 Certificates

      Class B-L4 Interest             Class B-4 Certificates

      Class B-L5 Interest             Class B-5 Certificates

      Class B-L6 Interest             Class B-6 Certificates


            Cross-Over   Date:  The   Distribution   Date  preceding  the  first
Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

            Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            DCR: Duff and Phelps Credit Rating Co., or its successor in interest.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates:  As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-10 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-10 Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Class A-10 Notional Amount.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.000%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

      (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

      (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

      (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

      (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

      (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder:  As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default:  Any of the events specified in Section 7.01.

            Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

            Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

            Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

            Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced in locations other than Frederick, Maryland under the Norwest Servicing Agreement.

            Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced in Frederick, Maryland under the Norwest Servicing Agreement.

            Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates is November 25, 2029 which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 7.000%,
(b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 7.000%, (ii) the Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            FNMA:  Fannie Mae or any successor thereto.

            Foreclosure Profits: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

            Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

            Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $8,006,666.45 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder:  See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-7, Class A-10 and Class A-PO Certificates), (a) the product of (i) 1/12th of the Class A Pass-Through Rate for such Class and (ii) the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (b) the Class A Interest Percentage of such Class of (i) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(ii) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (iii) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to any Distribution Date and the Class A-10 Certificates, the Class A-10 Interest Accrual Amount. The Class A-7 and Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 4.01(a)(ii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans (other than Fixed Retained Yield), such amounts as shall from time to time be held in the Certificate Account (other than Fixed Retained Yield), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate:  As set forth in Section 11.26.

            MERS:  As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest:  As defined in each Servicing Agreement.

            Moody's: Moody's Investors Service, Inc., or its successor in interest.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage  Loan  Purchase  Agreement:   The  mortgage  loan  purchase
agreement dated as of October 28, 1999 between Norwest Mortgage, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard  FNMA/FHLMC riders to the Mortgage
Note  and/or  Mortgage  riders  required  when  the  Mortgaged   Property  is  a
condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section
2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

    (i)     the Mortgage Loan identifying number;

    (ii)    the city, state and zip code of the Mortgaged Property;

    (iii)   the type of property;

    (iv)    the Mortgage Interest Rate;

    (v)     the Net Mortgage Interest Rate;

    (vi)    the Monthly Payment;

    (vii)   the original number of months to maturity;

    (viii)  the scheduled maturity date;

    (ix)    the Cut-Off Date Principal Balance;

    (x)     the Loan-to-Value Ratio at origination;

    (xi)    whether such Mortgage Loan is a Subsidy Loan;

    (xii)   whether such Mortgage Loan is covered by primary mortgage insurance;

    (xiii)  the Servicing Fee Rate;

    (xiv)   the Master Servicing Fee Rate;

    (xv)    Fixed Retained Yield, if applicable; and

    (xvi) for each Exhibit F-3 Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-PO  Fraction:  With respect to any Mortgage  Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.000%.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master
Servicer or delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and
(b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person:  As defined in Section 4.01(g).

            Norwest Mortgage: Norwest Mortgage, Inc., or its successor in interest.

            Norwest Mortgage Correspondents: The entities listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

            Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 Mortgage Loans and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-11, Class A-R and Class A-LR Certificates, as set forth in Section 11.06.

            Original Class A-10 Notional Amount: The Original Class A-10 Notional Amount, as set forth in Section 11.05(a).

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.14.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.16.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.17.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.18.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.19.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.20.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.08.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance,
Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.15.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer: Any of the Servicers other than Norwest Mortgage.

            Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements or, in the case of each Mortgage Loan serviced by Bank United, the documents specified in the Bank United Mortgage Loan Sale Agreement under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate (other than Class A-10 Certificates), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class A-10 Certificate, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Certificate by the Original Class A-10 Notional Amount of such Class. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person:  Any individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

            Plan:  As defined in Section 5.02(c).

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses
(a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Net Foreclosure Profits;

            (k) Month End Interest; and

            (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Classes of the Class A or Class B Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

            Pool Scheduled  Principal Balance:  As to any Distribution Date, the
aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                      Prepayment Shift
           Distribution Date Occurring In                Percentage
           ------------------------------                ----------

November 1999 through October 2004..............              0%
November 2004 through October 2005..............             30%
November 2005 through October 2006..............             40%
November 2006 through October 2007..............             60%
November 2007 through October 2008..............             80%
November 2008 and thereafter....................            100%


            Principal Accretion Amount: With respect to any Class of Accrual Certificates and as to any Distribution Date prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Accrual Distribution Amount with respect to such Distribution Date.

            Principal  Adjustment:  In the  event  that the  Class  B-1  Optimal
Principal  Amount,  Class  B-2  Optimal  Principal  Amount,  Class  B-3  Optimal
Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates (other than the Class A-10 Certificates), the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class of Class A Certificates (other than the Class A-10 and Class A-PO Certificates), the Original Principal Balance of such Class (increased in the case of a Class of Accrual Certificates by the Principal Accretion Amounts with respect to prior Distribution Dates for such Class of Accrual Certificates) less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a), (ii) as a result of a Principal Adjustment and (iii), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Cross-Over Date, each such Principal Balance will also be reduced (a "Loss Reduction") on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            The Class A-10 Certificates are interest only Certificates and have no Principal Balance.

            As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Priority Amount:  For any  Distribution  Date, the lesser of (i) the
Principal Balance of the Class A-6 Certificates and (ii) the sum of (A) the product of (1) the Priority Percentage and (2) the Scheduled Principal Amount and (B) the product of (1) the Priority Percentage, (2) the Prepayment Shift Percentage and (3) the Unscheduled Principal Amount.

            Priority  Percentage:   The  Principal  Balance  of  the  Class  A-6
Certificates divided by the Pool Balance (Non-PO Portion).

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are DCR and Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR, P-1+ in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and
(ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Reduction Amount:  As defined in Section 4.01(b).

            Relevant Anniversary:  See "Bankruptcy Loss Amount."

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            Scheduled Certificates:  The Class A-9 Certificates.

            Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses (y)(i) and (y)(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without such amounts being multiplied by the Class A Percentage.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Norwest Asset Securities Corporation, or its successor in interest.

            Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of Norwest Mortgage, Bank United, SunTrust Mortgage, Inc., Crestar Mortgage Corporation, Countrywide Home Loans, Inc., FT Mortgage Companies, The Huntington Mortgage Company, HomeSide Lending, Farmers State Bank and Trust Company of Superior, America First Credit Union, Hibernia National Bank and NOVUS Financial Corporation as a Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Similar Law: As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

            (1)   normal wear and tear;

            (2) infidelity, conversion or other dishonest act on the part of the Trustee, or the Servicer or any of their agents or employees; or

            (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

            Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,003,333.23 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

            Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            Startup Day:  As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan: As defined in Section 2.02.

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            TAC Certificates:  The Class A-1 Certificates.

            TAC Principal Amount:  As defined in Section 4.01(b).

            Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Uncertificated Lower-Tier Interest: Any of the Class A-L1 Interest, the Class A-L4 Interest, the Class A-L9 Interest, the Class A-LPO Interest, the Class A-LUR Interest, the Class B-L1 Interest, the Class B-L2 Interest, the Class B-L3 Interest, the Class B-L4 Interest, the Class B-L5 Interest and the Class B-L6 Interest.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses (y)(ii) and (y)(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without such amounts being multiplied by the Class A Prepayment Percentage.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation,
Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of
Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person:  As defined in Section 4.01(g).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Class A-10 Certificates will be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            SECTION 1.02      ACTS OF HOLDERS.

            (a)...Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b)...The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c)...The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d)...Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trustee on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02      ACCEPTANCE BY TRUSTEE.

            The Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

               (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

               (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

               (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

               (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

               (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

               (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

               (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

               (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

               (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

               (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

               (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

               (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

               (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

               (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

               (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

               (xv) The Mortgage  Loan  (except any  Mortgage  Loan secured by a
      Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

               (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

               (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (xix)  Each  Mortgage  Note  is  payable  in  monthly   payments,
      resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

               (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

               (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

               (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

               (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

               (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

               (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

               (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L4 Interest, Class A-L9 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is November 25, 2029 for purposes of Code
Section 860G(a)(1).

                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

               (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

               (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02      PERMITTED  WITHDRAWALS  FROM  THE  CERTIFICATE
                              ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

               (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

               (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of
      Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

               (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

               (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular
      Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

               (v) to reimburse the Master Servicer, ny Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

               (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

               (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

               (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

               (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

               (x)  to  withdraw  from  the   Certificate   Account  any  amount
      deposited  in  the  Certificate  Account   that  was  not  required  to be
      deposited therein;

               (xi) to clear and terminate the Certificate Account pursuant to Section 9.01; and

               (xii) to pay to Norwest Mortgage from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b)   The   Master   Servicer  shall  keep  and  maintain   separate
accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03      ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced by Norwest Mortgage or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04 TRUSTEE TO COOPERATE; RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer of a Mortgage Loan, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05      REPORTS  TO  THE  TRUSTEE;  ANNUAL  COMPLIANCE
                              STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07      AMENDMENTS TO SERVICING AGREEMENTS,
                              MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any
Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c) (i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

               (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08      OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall be entitled to repurchase at its option (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, Norwest Mortgage requests the Seller to repurchase and to sell to Norwest Mortgage to facilitate the exercise of Norwest Mortgage's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09      TERMINATION AND SUBSTITUTION OF SERVICING
                              AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the Norwest Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing
Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10      APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11      ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-PO Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01      DISTRIBUTIONS.

            (a) (1) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the sum of the Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, respectively, in an aggregate amount up to the sum of the Aggregate Class A Unpaid Interest Shortfall; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Classes of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4
      Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

            fifth, to the Class B-1 Certificates in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eighth, to the Class B-2 Certificates in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eleventh, to the Class B-3 Certificates in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

            twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class (other than the Class A-R or Class A-LR
Certificates) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-LR Certificate.

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-10 and Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their Principal Balances.

            (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. In the case of the Class A-L1 Interest, an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls of the Accrual Certificates which are added to the Principal Balances thereof, will be added to the Principal Balance of the Class A-L1 Interest. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of  any  date,  the  principal  balance  of  each  Uncertificated
Lower-Tier Interest equals the Principal Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L4 Interest, Class A-L9 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 7.000% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) The Class A-10 Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Classes of Class A Certificates (other than the Principal Balance of the Class A-PO Certificates) in accordance with the following priorities:

            I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-5 Certificates, the Accrual Distribution Amount for the Class A-5 Certificates will be allocated sequentially as follows:

            first, concurrently, as follows:

                  (a) 74.9292456413% to the Class A-3 Certificates;

                  (b) 23.3993682030% to the Class A-4 Certificates; and

                  (c) 1.6713861557% to the Class A-7 Certificates;

      until the Principal Balance of the Class A-3 Certificates has been reduced to zero; and

            second, to the Class A-5 Certificates, until the Principal Balance thereof has been reduced to zero.

            II. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-11 Certificates, the Accrual Distribution Amount for the Class A-11 Certificates will be allocated sequentially as follows:

            first, to the Class A-9 Certificates, up to their Reduction Amount for such Distribution Date; and

            second, to the Class A-11 Certificates, until the Principal Balance thereof has been reduced to zero.

            III.  The  Class  A  Non-PO   Principal  Amount  will  be  allocated
      sequentially as follows:

            first, to the Class A-6 Certificates, up to the Priority Amount for such Distribution Date;

            second, concurrently, as follows, until the Principal Balance of the Class A-8 Certificates has been reduced to zero:

                  (a) 24.4529621217% to the Class A-4 Certificates;

                  (b) 1.7466404513% to the Class A-7 Certificates;

                  (c) 35.0871320570% to the Class A-8 Certificates; and

                  (d) 38.7132653700%, sequentially, as follows:

                        (A) concurrently, until $29,174,000 has been distributed
                  pursuant to this priority III. second (d) (A), as follows:

                              (i) 99.7463494893%, sequentially, as follows:

                                    (1) to the  Class  A-1  Certificates,  up to
                              their TAC Principal Amount for such Distribution Date;

                                    (2) sequentially,  until $5,026,000 has been
                              distributed  pursuant to this priority III. second
                              (d)(A)(i)(2), as follows:

                                          (x) to the Class  A-9  Certificates,
                                    up to their Reduction Amount for such Distribution Date;

                                          (y) to the  Class  A-11  Certificates,
                                    until the Principal Balance thereof has been reduced to zero; and

                                          (z) to  the  Class  A-9  Certificates,
                                    without regard to their Reduction Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero; and

                                    (3) to the Class A-1  Certificates,  without
                              regard to their TAC Principal Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero; and

                              (ii) 0.2536505107%, sequentially, as follows:

                                    (1) to the Class A-9  Certificates,  up to
                              their  Reduction  Amount  for such  Distribution
                              Date;

                                    (2) to the Class  A-11  Certificates,  until
                              the Principal Balance thereof has been reduced to zero; and

                                    (3) to the Class A-9  Certificates,  without
                              regard to their Reduction Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero;

                        (B) concurrently, until $10,000,000 has been distributed
                  pursuant to this priority III. second (d) (B), as follows:

                              (i) 50.0000000000%, sequentially, as follows:

                                    (1) to the  Class  A-1  Certificates,  up to
                              their TAC Principal Amount for such Distribution Date;

                                    (2)  sequentially,  until  $5,026,000  has
                              been  distributed   pursuant  to  priority  III.
                              second (d)(A)(i)(2) and this priority III. second (d)(B)(i)(2), as follows:

                                          (x) to the Class  A-9  Certificates,
                                    up to their Reduction Amount for such Distribution Date;

                                          (y) to the  Class  A-11  Certificates,
                                    until the Principal Balance thereof has been reduced to zero; and

                                          (z) to  the  Class  A-9  Certificates,
                                    without regard to their Reduction Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero; and

                                    (3) to the Class A-1  Certificates,  without
                              regard to their TAC Principal Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero; and

                              (ii) 50.0000000000%, sequentially, as follows:

                                    (1) to the Class A-9  Certificates,  up to
                              their  Reduction  Amount  for such  Distribution
                              Date;

                                    (2) to the Class  A-11  Certificates,  until
                              the Principal Balance thereof has been reduced to zero; and

                                    (3) to the Class A-9  Certificates,  without
                              regard to their Reduction Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero;

                        (C) to the  Class  A-1  Certificates,  up to  their  TAC
                  Principal Amount for such Distribution Date;

                        (D) to the Class A-9 Certificates, up to their Reduction
                  Amount for such Distribution Date;

                        (E) to the Class A-11 Certificates,  until the Principal
                  Balance thereof has been reduced to zero;

                        (F) to the Class  A-9  Certificates,  without  regard to
                  their Reduction Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero; and

                        (G) to the Class  A-1  Certificates,  without  regard to
                  their TAC Principal Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero;

            third, concurrently, 24.4529621217% to the Class A-4 Certificates, 1.7466404513% to the Class A-7 Certificates and 73.8003974270%,
      sequentially, as described in priority III. second (d) (A) through (G), until the Principal Balances of the Class A-1, Class A-9 and Class A-11 Certificates have been reduced to zero;

            fourth, concurrently, 73.8003974270% to the Class A-2 Certificates, 24.4529621217% to the Class A-4 Certificates and 1.7466404513% to the Class A-7 Certificates, until the Principal Balance of the Class A-2 Certificates has been reduced to $24,950,983;

            fifth, concurrently, 84.2426328584% to the Class A-2 Certificates, 14.7068741981% to the Class A-4 Certificates and 1.0504929435% to the Class A-7 Certificates, until the Principal Balance of the Class A-2 Certificates has been reduced to zero;

            sixth, concurrently, 74.9292456413% to the Class A-3 Certificates, 23.3993682030% to the Class A-4 Certificates and 1.6713861557% to the Class A-7 Certificates, until the Principal Balance of each such Class has been reduced to zero;

            seventh, to the Class A-5 Certificates, until the Principal Balance thereof has been reduced to zero;

            eighth, to the Class A-R and Class A-LR Certificates, pro rata, until the Principal Balance of each such Class has been reduced to zero; and

            ninth, to the Class A-6 Certificates, without regard to the Priority Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero.

            As used above, the "TAC Principal Amount" for any Distribution Date and for the TAC Certificates means the amount, if any, that would reduce the Principal Balance of such Class to the percentage of its Original Principal Balance shown in the related table set forth below with respect to such Distribution Date.

            As used above, the "Reduction Amount" for any Distribution Date and for the Scheduled Certificates means the amount, if any, that would reduce the Principal Balance of such Class to the percentage of its Original Principal Balance shown in the related table set forth below with respect to such Distribution Date.

            The following tables set forth for each Distribution Date the targeted Principal Balances for the TAC Certificates and the scheduled Principal Balances for the Scheduled Certificates, expressed as a percentage of the Original Principal Balance of such Class.


                                                     TARGETED PRINCIPAL BALANCES
                                             AS PERCENTAGES OF INITIAL PRINCIPAL BALANCE

                                                       CLASS A-1 CERTIFICATES

                             PERCENTAGE OF                               PERCENTAGE OF                               PERCENTAGE OF
                                INITIAL                                     INITIAL                                     INITIAL
   DISTRIBUTION DATE       PRINCIPAL BALANCE    DISTRIBUTION DATE      PRINCIPAL BALANCE     DISTRIBUTION DATE     PRINCIPAL BALANCE
   -----------------       -----------------    -----------------      -----------------     -----------------     -----------------
November 1999............99.5841838142%           November 2001..........67.8562424120%       November 2003.........28.8886686517%
December 1999............99.0904091257            December 2001..........65.7589522526        December 2003.........27.2679072949
January 2000.............98.5189063829            January 2002...........63.6383873577        January 2004..........25.6679258037
February 2000............97.8699957349            February 2002..........61.4958187744        February 2004.........24.0884735579
March 2000...............97.1440871525            March 2002.............60.1733961561        March 2004............22.5293029413
April 2000...............96.3416803605            April 2002.............59.1263717056        April 2004............20.9901694095
May 2000.................95.4633645301            May 2002...............58.0925951260        May 2004..............19.4708313953
June 2000................94.5098178892            June 2002..............57.0719062890        June 2004.............17.9710502555
July 2000................93.4818070924            July 2002..............56.0641470111        July 2004.............16.4905902842
August 2000..............92.3801864564            August 2002............55.0691610403        August 2004...........15.0292186322
September 2000...........91.2058970077            September 2002.........53.9091799917        September 2004........13.5867053474
October 2000.............89.9599653429            October 2002...........51.9693788812        October 2004..........12.1628232138
November 2000............88.6435023807            November 2002..........50.0542094583        November 2004.........10.8563467455
December 2000............87.2577018334            December 2002..........48.1633741198        December 2004......... 9.5674687697
January 2001.............85.8038386379            January 2003...........46.2965789375        January 2005.......... 8.2959707078
February 2001............84.2832671441            February 2003..........44.4535335238        February 2005......... 7.0416366099
March 2001...............82.6974191312            March 2003.............42.6339510187        March 2005............ 5.8042531820
April 2001...............81.0478017409            April 2003.............40.8375480894        April 2005............ 4.5836097453
May 2001.................79.3359951716            May 2003...............39.0640448236        May 2005.............. 3.3794981424
June 2001................77.5636502904            June 2003..............37.3131647554        June 2005............. 2.1917128180
July 2001................75.7324860312            July 2003..............35.5846347456        July 2005............. 1.0200506713
August 2001..............73.8442867259            August 2003............33.8781850078        August 2005
September 2001...........71.9008992878            September 2003.........32.1935490417            and thereafter.... 0.0000000000
October 2001.............69.9042301935            October 2003...........30.5304636060




                                                    Scheduled Principal Balances
                                             as Percentages of Initial Principal Balance

                                                       Class A-9 Certificates



                           PERCENTAGE OF                                 PERCENTAGE OF                                PERCENTAGE OF
                              INITIAL                                       INITIAL                                      INITIAL
   DISTRIBUTION DATE     PRINCIPAL BALANCE      DISTRIBUTION DATE      PRINCIPAL BALANCE     DISTRIBUTION DATE     PRINCIPAL BALANCE
   -----------------     -----------------      -----------------      -----------------     -----------------     -----------------

November 1999............92.8842573000%           May 2003...............8.6015499000%         November 2006.........5.9254320000%
December 1999............86.4130961000            June 2003..............5.9254320000          December 2006.........5.9254320000
January 2000.............80.5844290000            July 2003..............5.9254320000          January 2007..........5.9254320000
February 2000............75.3955020000            August 2003............5.9254320000          February 2007.........5.9254320000
March 2000...............70.8428933000            September 2003.........5.9254320000          March 2007............5.9254320000
April 2000...............66.9225148000            October 2003...........5.9254320000          April 2007............5.9254320000
May 2000.................63.6296132000            November 2003..........5.9254320000          May 2007..............5.9254320000
June 2000................60.9587739000            December 2003..........5.9254320000          June 2007.............5.9254320000
July 2000................58.9039249000            January 2004...........5.9254320000          July 2007.............5.9254320000
August 2000..............57.4583430000            February 2004..........5.9254320000          August 2007...........5.9254320000
September 2000...........56.6146608000            March 2004.............5.9254320000          September 2007........5.9254320000
October 2000.............56.3648749000            April 2004.............5.9254320000          October 2007..........5.9254320000
November 2000............56.3408290000            May 2004...............5.9254320000          November 2007.........5.9254320000
December 2000............56.3169329000            June 2004..............5.9254320000          December 2007.........5.9254320000
January 2001.............56.2931856000            July 2004..............5.9254320000          January 2008..........5.9254320000
February 2001............56.2695865000            August 2004............5.9254320000          February 2008.........5.9254320000
March 2001...............56.2461345000            September 2004.........5.9254320000          March 2008............5.9254320000
April 2001...............56.2228288000            October 2004...........5.9254320000          April 2008............5.9254320000
May 2001.................56.1996686000            November 2004..........5.9254320000          May 2008..............5.9254320000
June 2001................56.1766531000            December 2004..........5.9254320000          June 2008.............5.9254320000
July 2001................56.1537813000            January 2005...........5.9254320000          July 2008.............5.9254320000
August 2001..............56.1310526000            February 2005..........5.9254320000          August 2008...........5.9254320000
September 2001...........56.1084659000            March 2005.............5.9254320000          September 2008........5.9254320000
October 2001.............56.0860206000            April 2005.............5.9254320000          October 2008..........5.9254320000
November 2001............56.0637159000            May 2005...............5.9254320000          November 2008.........5.9254320000
December 2001............56.0415508000            June 2005..............5.9254320000          December 2008.........5.9254320000
January 2002.............56.0195246000            July 2005..............5.9254320000          January 2009..........5.9254320000
February 2002............55.9976365000            August 2005............5.9254320000          February 2009.........5.9254320000
March 2002...............55.9758857000            September 2005.........5.9254320000          March 2009............5.9254320000
April 2002...............55.9542714000            October 2005...........5.9254320000          April 2009............5.9254320000
May 2002.................55.9327929000            November 2005..........5.9254320000          May 2009..............5.9254320000
June 2002................53.1691279000            December 2005..........5.9254320000          June 2009.............5.9254320000
July 2002................48.9882874000            January 2006...........5.9254320000          July 2009.............5.9254320000
August 2002..............44.8337424000            February 2006..........5.9254320000          August 2009...........5.9254320000
September 2002...........40.7053420000            March 2006.............5.9254320000          September 2009........5.9254320000
October 2002.............36.6029362000            April 2006.............5.9254320000          October 2009..........5.9254320000
November 2002............32.5263762000            May 2006...............5.9254320000          November 2009.........5.9254320000
December 2002............28.4755137000            June 2006..............5.9254320000          December 2009.........5.9254320000
January 2003.............24.4502018000            July 2006..............5.9254320000          January 2010..........4.7063280000
February 2003............20.4502942000            August 2006............5.9254320000          February 2010
March 2003...............16.4756458000            September 2006.........5.9254320000              and thereafter....0.0000000000
April 2003...............12.5261121000            October 2006...........5.9254320000



            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Classes of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional  Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional  Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional  Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional  Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional  Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

               (ii)  Notwithstanding the foregoing,  if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated
Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e)   The  Trustee  shall  establish  and  maintain  the  Upper-Tier
Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

            (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in
Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(f) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each such Class of Class B Certificates.

            In the  event  that,  on any  Distribution  Date  prior to the Final
Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-10, Class A-R or Class A-LR Certificates) or the Principal Balance of any Class of Class B Certificates would be reduced to zero or, in the case of the Class A-10 Certificates, the Class A-10 Notional Amount would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a)(i).

            (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

      first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

      second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

      third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

      fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

      fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

      sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

      seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance,
respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

            (c) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Classes of Class A Certificates or any Classes of Class B Certificates, each outstanding Class to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class of Certificates has been reduced to zero, such Class shall not be entitled to any share of such Recovery. In the event that the amount of such Recovery exceeds the amount of such Recovery allocated to each outstanding Class in accordance with the preceding provisions, each outstanding Class shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan, such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

            (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

            (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            (h) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            SECTION 4.03      PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

               (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of
      Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

               (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS; REPORT TO THE TRUSTEE AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

               (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class for such Distribution Date;

               (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class B of Class B Certificates after giving effect to such distribution, (d) the amount of any
      Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

               (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

               (vi) the numberof Mortgage Loans outstanding as of the preceding Determination Date;

               (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

               (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

               (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

               (x) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xi) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

               (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

               (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

               (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud
      Losses or Excess Bankruptcy Losses;

               (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

               (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

               (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

               (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

               (xxiii) in the case of the Class A-10 Certificates, the Class A-10 Notional Amount, if any;

               (xxiv)  the Class A-PO Deferred Amount, if any; and

               (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R and Class A-LR Certificates with a $50 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

            SECTION 4.05      REPORTS TO MORTGAGORS AND THE INTERNAL  REVENUE
                              SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-PO, Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-10, Class A-PO, Class A-R and Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C
(reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section
2.01. The aggregate principal portion (or notional amount) evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive  Certificates  are issued  pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

               (i) the provisions of this Section 5.01(b) shall be in full force and effect;

               (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

               (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

               (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and
(ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class A-PO, Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class A-PO or Class B Certificate shall be made (other than the transfer of the Class A-PO Certificates to an affiliate of the Seller on the Closing Date) unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate, or in the form of Exhibit K hereto, in the case of a Class B-1, Class B-2 or Class B-3 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) with respect to the Class B Certificates only, if such transferee is an insurance company, (A) the source of funds used to purchase the Class B Certificates is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B Certificates is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class A-PO or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan,
(A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class A-PO or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class A-PO and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03      MUTILATED, DESTROYED, LOST OR STOLEN
                              CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04      PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06      MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07      DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08      NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01      LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, including, without limitation, any legal action against the Trustee in its capacity as Trustee hereunder, other than any loss, liability or expense (including, without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04      RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05      COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

            SECTION 6.06      ASSIGNMENT  OR  DELEGATION  OF DUTIES BY MASTER
                              SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07      INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
                              SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

            SECTION 6.08 MASTER SERVICER COVENANTS CONCERNING YEAR 2000 COMPLIANCE.

            The Master Servicer covenants that it is working to modify its computer and other systems used in the performance of its duties as master servicer for the Certificates to operate in a manner such that, on and after January 1, 2000, the Master Servicer can perform its duties in accordance with the terms of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

               (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

               (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

               (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both FNMA and FHLMC, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02      OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination  pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06      NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

               (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

               (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

               (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03      TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            SECTION 8.04      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
                              LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05      TRUSTEE MAY OWN CERTIFICATES.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06      THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

            SECTION 8.07      ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08      RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09      SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10      MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11      AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The  Authenticating  Agent may at any time resign by giving at least
30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of
resignation  or  upon  such  a   termination,   or  in  case  at  any  time  the
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12      SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

               (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

               (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13      APPOINTMENT OF CUSTODIANS.

            The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14      TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs, or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-PO and Class A-R Certificates and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L4, Class A-L9, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations
Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons for the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of either REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of either REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee to, respectively, perform its obligations under this Section 8.14.

            SECTION 8.15      MONTHLY ADVANCES.

            In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

            SECTION 8.16      TRUSTEE COVENANTS CONCERNING YEAR 2000
                              COMPLIANCE.

            The Trustee covenants that it is working to modify its computer and other systems used in the performance of its duties as trustee for the Certificates to operate in a manner such that, on and after January 1, 2000, the Trustee can perform its duties in accordance with the terms of this Agreement.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i),  the Seller  shall  provide to the  Trustee the  certification  required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02      ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

               (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01     AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Lower-Tier Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect , (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier or Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

               (i)   changing  the  Applicable  Unscheduled   Principal  Receipt
      Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

               (ii) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02     RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No   Certificateholder,   solely  by   virtue   of  its   status  as
Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04     GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and
(iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, such Servicer or a Certificateholder.

            SECTION 10.06     SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07     SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

                  (i) any amendment to this Agreement pursuant to Section 10.01(a);

                  (ii) any sale or transfer of the Class B Certificates pursuant to Section 5.02 to an affiliate of the Seller;

                  (iii) any assignment by the Master  Servicer of its rights and delegation of its duties pursuant to Section 6.06;

                  (iv)  any  resignation  of the  Master  Servicer  pursuant  to
            Section 6.04;

                  (v) the  occurrence of any of the Events of Default  described in Section 7.01;

                  (vi) any notice of  termination  given to the Master  Servicer pursuant to Section 7.01;

                  (vii) the  appointment of any successor to the Master Servicer pursuant to Section 7.05; or

                  (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

                  (i) the appointment of a Custodian pursuant to Section 2.02;

                  (ii) the  resignation  or removal of the  Trustee  pursuant to
            Section 8.08;

                  (iii) the  appointment  of a  successor  trustee  pursuant  to
            Section 8.09; or

                  (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c)   The Master Servicer shall deliver to each Rating Agency:

                  (i) reports prepared pursuant to Section 3.05; and

                  (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08     COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09     RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01     CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 7.000% per annum.

            SECTION 11.02     CUT-OFF DATE.

            The Cut-Off Date for the Certificates is October 1, 1999.

            SECTION 11.03     CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $400,333,322.63.

            SECTION 11.04     ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 95.95368430%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                            Original
                      Class             Principal Balance
                      -----             -----------------
                    Class A-1            $74,559,000.00
                    Class A-2            $58,044,599.00
                    Class A-3            $21,703,256.00
                    Class A-4            $75,000,000.00
                    Class A-5            $19,986,000.00
                    Class A-6            $40,000,000.00
                    Class A-7             $5,357,145.00
                    Class A-8            $75,000,000.00
                    Class A-9            $10,000,000.00
                    Class A-11              $100,000.00
                    Class A-PO            $4,569,363.42
                    Class A-R                    $50.00
                    Class A-LR                   $50.00

            SECTION 11.05(A)  ORIGINAL CLASS A-10 NOTIONAL AMOUNT.

            The Original Class A-10 Notional Amount is $10,000,000.00.

            SECTION 11.06     ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $379,750,100.00.

            SECTION 11.07     ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 4.04631570%.

            SECTION 11.08     ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 2.07371081%.

            SECTION 11.09     ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.75853294%.

            SECTION 11.10     ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.50585708%.

            SECTION 11.11     ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.30346371%.

            SECTION 11.12     ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.15185819%.

            SECTION 11.13     ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.25289296%.

            SECTION 11.14     ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $16,013,859.21.

            SECTION 11.15 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                    Original
              Class             Principal Balance
              -----             -----------------
            Class B-1             $8,207,000.00
            Class B-2             $3,002,000.00
            Class B-3             $2,002,000.00
            Class B-4             $1,201,000.00
            Class B-5               $601,000.00


            SECTION 11.16     ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 1.97260488%.

            SECTION 11.17     ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 1.21407194%.

            SECTION 11.18     ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.70821487%.

            SECTION 11.19     ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.40475115%.

            SECTION 11.20     ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original Class B-5 Fractional Interest is 0.25289296%.

            SECTION 11.21     CLOSING DATE.

            The Closing Date is October 28, 1999.

            SECTION 11.22     RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $40,033,332.26 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23     WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A (other than the Class A-10, Class A-PO, Class A-R and Class A-LR Certificates) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-10 and Class A-PO Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R and Class A-LR Certificates are not eligible for wire transfer.

            SECTION 11.24     SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-10, Class A-PO, Class A-R and Class A-LR Certificates) and each Class of the Class B Certificates (other than the Class B-4, Class B-5 and Class B-6 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-10 Certificates represents a $10,000,000.00 Denomination. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $50 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-PO Certificates represents a $4,569,363.42 Denomination.

            SECTION 11.25     SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26     MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                    NORWEST ASSET SECURITIES
                                    CORPORATION
                                       as Seller



                                       By:____________________________________
                                          Name:   Alan S. McKenney
                                          Title:    Vice President




                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                       as Master Servicer



                                       By:____________________________________
                                          Name:   Nancy E. Burgess
                                          Title:    Vice President




                                    FIRST UNION NATIONAL BANK
                                       as Trustee



                                       By:____________________________________
                                          Name:
                                          Title:


Attest:
By:___________________________
Name:_________________________
Title:________________________

STATE OF MARYLAND    )
                     )     ss.:
COUNTY OF FREDERICK  )


            On this 28th day of October, 1999, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides at McLean, Virginia; that he is a Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF FREDERICK     )


            On this 28th day of October, 1999, before me, a notary public in and for the State of Maryland, personally appeared Nancy E. Burgess, known to me who, being by me duly sworn, did depose and say that she resides at Frederick, Maryland; that she is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF               )


            On this 28th day of October, 1999, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

  Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                 Series 1999-24
               Applicable Unscheduled Principal Receipt Period

                                      Full Unscheduled     Partial Unscheduled
             Servicer                Principal Receipts     Principal Receipts

Norwest Mortgage, Inc.                  Prior Month            Prior Month
(Exhibit F-1)
Norwest Mortgage, Inc.                   Mid-Month              Mid-Month
(Exhibit F-2)
Bank United                              Mid-Month             Prior Month
SunTrust Mortgage, Inc.                  Mid-Month             Prior Month
Crestar Mortgage Corporation             Mid-Month             Prior Month
Countrywide Home Loans, Inc.            Prior Month            Prior Month
FT Mortgage Companies                    Mid-Month             Prior Month
The Huntington Mortgage Company          Mid-Month             Prior Month
HomeSide Lending                         Mid-Month             Prior Month
Farmers State Bank & Trust               Mid-Month             Prior Month
Company of Superior
America First Credit Union               Mid-Month             Prior Month
Hibernia National Bank                   Mid-Month             Prior Month
NOVUS Financial Corporation              Mid-Month             Prior Month

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R L8 0                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee

                                                  By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
     Trustee

By ________________________
     Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R L9 8                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 96.07187%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.98645833%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.65%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02575806%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R M2 2                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 98.24375%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.81458333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.34%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01551282%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R M3 0                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R M4 8                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.000% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-5 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, at an issue price of 86.29063%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates
(except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 223.09786089%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.95%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.51445333%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R M5 5                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 96.32188%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.73645833%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.51%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01731310%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  October 1, 1999

CUSIP No.: 66937R M6 3               First Distribution Date:  November 26, 1999

Percentage Interest evidenced        Denomination: $
by this Certificate:   %

Final Scheduled Maturity Date:       November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of the Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The Class A-7 Certificates will not be entitled to distributions in respect of interest.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, at an issue price of 74.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 26.00000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.05%; and
(iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.39093302%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R M7 1                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of the Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R M8 9                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of the Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: October 1, 1999

CUSIP No.: 66937R M9 7              First Distribution Date: November 26, 1999

Percentage Interest evidenced       Denomination: $ (Initial Class A-10 Notional
by this Certificate: %              Amount)

Final Scheduled Maturity Date:      November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of the Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-10 Certificates are not entitled to distributions in respect of principal. Interest will accrue on the Class A-10 Certificates each month in an amount equal to the product of (i) 1/12th of 0.250% and (ii) the Class A-10 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, at an issue price of 0.33125% of the initial Class A-10 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial Class A-10 Notional Amount is approximately 0.70774890%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 66.69%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial Class 10 Notional Amount, calculated using the exact method, is approximately 0.01652262%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N2 1                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of the Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 7.000% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this
Certificate will be added to the Principal Balance of the Class A-11 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, at an issue price of 50.52500%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates
(except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 104.16130000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 18.06%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.68390011%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1999-24, CLASS A-PO

               evidencing an interest in a pool of fixed interest
            rate, conventional, monthly pay, fully amortizing, first
                            lien, one- to four-family
      residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations,
                                     sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

                                      First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, at an issue price of 61.68750% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 38.31250000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.34%; and
(iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.38557060%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N3 9                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $50.00
by this Certificate: 100%

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES   THAT   __________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1999-24, CLASS A-LR

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N4 7                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $50.00
by this Certificate: 100%

Final Scheduled Maturity Date:        November 25, 2029

                  THIS   CERTIFIES   THAT   __________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank, as (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-LR Certificate required to be distributed to the Holder of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24, CLASS B-1

            evidencing an interest in a pool of fixed interest rate,
               conventional, monthly pay, fully amortizing, first
              lien, one- to four-family residential mortgage loans,
                       which may include loans secured by
           shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N5 4                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 94.18125%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.87708333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.81%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02678913%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24, CLASS B-2

            evidencing an interest in a pool of fixed interest rate,
               conventional, monthly pay, fully amortizing, first
              lien, one- to four-family residential mortgage loans,
                       which may include loans secured by
           shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N6 2                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 92.18125%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.87708333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.11%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03540097%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N7 0                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS  CERTIFIES  THAT  _______________________________  is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  No transfer of a Class B-3 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 86.05625%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 14.00208333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.07%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.06025936%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24, CLASS B-4

            evidencing an interest in a pool of fixed interest rate,
               conventional, monthly pay, fully amortizing, first
              lien, one- to four-family residential mortgage loans,
                       which may include loans secured by
           shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N8 8                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 70.33750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 29.72083333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 12.09%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.11240564%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24, CLASS B-5

            evidencing an interest in a pool of fixed interest rate,
               conventional, monthly pay, fully amortizing, first
              lien, one- to four-family residential mortgage loans,
                       which may include loans secured by
           shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R N9 6                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 51.96250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 48.09583333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 17.26%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.14733917%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-24, CLASS B-6

            evidencing an interest in a pool of fixed interest rate,
               conventional, monthly pay, fully amortizing, first
              lien, one- to four-family residential mortgage loans,
                       which may include loans secured by
           shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date: October 1, 1999

CUSIP No.: 66937R P2 9                First Distribution Date: November 26, 1999

Percentage Interest evidenced         Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:        November 25, 2029

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                  No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on October 28, 1999, and based on its issue price of 18.52500%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated October 22, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 81.53333333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 45.46%; and (iii) the amount of OID allocable to the short first accrual period (October 28, 1999 to November 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.10548722%.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless  this   Certificate  has  been   countersigned   by  an
authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                                  First Union National Bank,
                                                      Trustee



                                                  By____________________________
                                                    Authorized Officer

Countersigned:

First Union National Bank,
    Trustee


By________________________
  Authorized Officer

                                    EXHIBIT C
                [Form of Reverse of Series 1999-24 Certificates]

                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-24

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

    (Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Social Security or other Identifying Number of Assignee:

________________________________________________________________________________

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ________________________________________ for the account of ______________________________________ account number __________, or, if mailed by check, to  ___________________________________________.  Applicable
statements should be mailed to _________________________________________________
_______________________________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                           W I T N E S S E T H   T H A T

                  WHEREAS, the Seller, the Master Servicer, and the Trustee, have entered into a Pooling and Servicing Agreement dated as of October 28, 1999 relating to the issuance of Mortgage Pass-Through Certificates, Series 1999-24 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS

                  Section 2.01 Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.02 Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.03 Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

                  Section 2.04 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

                  Section 2.05 Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

                  From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master
Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

                  Section 2.06 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            CONCERNING THE CUSTODIAN

                  Section 3.01 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.02 Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.03 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.04 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.05 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

                  Section 3.06 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.07 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

                  Section 4.01 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 4.02 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 4.03 Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  Section 4.04 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                  FIRST UNION NATIONAL BANK

230 South Tryon Street                    By:    _______________________________
Charlotte, North Carolina, 28288          Name:  _______________________________
                                          Title: _______________________________

Address:                                  NORWEST ASSET SECURITIES CORPORATION

7485 New Horizon Way                      By:    _______________________________
Frederick, Maryland 21703                 Name:  _______________________________
                                          Title: _______________________________

Address:                                  NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION

7485 New Horizon Way                      By:    _______________________________
Frederick, Maryland 21703                 Name:  _______________________________
                                          Title: _______________________________

Address:                                  [CUSTODIAN]

                                           By:    ______________________________
                                           Name:  ______________________________
                                           Title: ______________________________

STATE OF                    )
                            )   ss.:
COUNTY OF                   )


                  On this  ____  day of  _________,  19__,  before  me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________ of
Norwest Asset Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                  ______________________________
                                                          Notary Public

[NOTARIAL SEAL]

STATE OF                    )
                            )   ss.:
COUNTY OF                   )


                  On this  ____  day of  _________,  19__,  before  me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________ of
Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                  ______________________________
                                                          Notary Public

[NOTARIAL SEAL]

STATE OF                    )
                            )   ss.:
COUNTY OF                   )


                  On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

                                                  ______________________________
                                                          Notary Public

[NOTARIAL SEAL]

STATE OF                    )
                            )   ss.:
COUNTY OF                   )


                  On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _________________________ of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

                                                  ______________________________
                                                          Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT F-1

            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]



NASCOR
NMI / 1999-24  Exhibit F-1
30 YEAR FIXED RATE NON RELOCATION  LOANS

(i)           (ii)                                    (iii)        (iv)         (v)          (vi)          (vii)        (viii)
-----         ---------    ------------    -----     --------    --------    --------     ----------     --------     ----------
                                                                                NET
MORTGAGE                                                         MORTGAGE    MORTGAGE       CURRENT      ORIGINAL     SCHEDULED
LOAN                                        ZIP      PROPERTY    INTEREST    INTEREST       MONTHLY       TERM TO      MATURITY
NUMBER        CITY             STATE        CODE       TYPE        RATE        RATE         PAYMENT      MATURITY        DATE
--------      ---------    ------------   -------   ----------  ---------    --------     ----------     --------    -----------
7581997       LAS VEGAS         NV         89128       SFD        7.250        6.983      $ 2,046.53        360        1-Feb-29





(i)              (ix)             (x)         (xi)        (xii)         (xiii)       (xIv)          (xv)          (xvI)
-----       --------------      ------     ---------    ----------     --------   -----------   -----------    -----------
               CUT-OFF
MORTGAGE         DATE                                    MORTGAGE                    T.O.P.        MASTER         FIXED
LOAN          PRINCIPAL                                 INSURANCE      SERVICE      MORTGAGE      SERVICE       RETAINED
NUMBER         BALANCE            LTV       SUBSIDY        CODE          FEE          LOAN          FEE           YIELD
--------    --------------      ------     ---------    ----------     --------   -----------   -----------    -----------
7581997      $ 298,087.68        93.77                      13          0.250                      0.017          0.000

             $ 298,087.68





COUNT:                   1
WAC:                  7.25
WAM:                   352
WALTV:               93.77


                                   EXHIBIT F-2

     [Schedule of Mortgage Loans Serviced by Norwest Mortgage in Frederick, Maryland]

NASCOR
NMI / 1999-24  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS


(i)                (ii)                                            (iii)         (iv)          (v)            (vi)         (vii)
-----              ---------------------------        -----      --------      --------     --------       ----------     ----------
                                                                                               NET
MORTGAGE                                                                       MORTGAGE     MORTGAGE        CURRENT       ORIGINAL
LOAN                                                   ZIP       PROPERTY      INTEREST     INTEREST        MONTHLY       TERM TO D
NUMBER             CITY                 STATE         CODE         TYPE          RATE         RATE          PAYMENT       MATURITY
--------           ------------------------------------------------------      --------     --------       ----------     ----------
4721988            LOS ANGELES            CA          90024         SFD         7.850         7.000         $ 949.02        360
4790607            DUVALL                 WA          98019         SFD         7.625         7.000        $ 1,846.63       360
4842602            KAILUA-KONA            HI          96740         SFD         6.750         6.483        $ 1,858.56       300
4862755            SAN JOSE               CA          95117         MF2         6.875         6.608        $ 2,069.33       360
4863365            LONG BEACH             CA          90815         SFD         7.125         6.858        $ 1,253.12       360
4866334            NEW YORK               NY          10028         SFD         7.375         7.000        $ 4,834.73       360
4883761            HOFFMAN ESTATES        IL          60192         SFD         8.375         7.000        $ 2,245.36       360
4887519            PLAINVIEW              NY          11803         SFD         8.125         7.000        $ 2,168.10       360
4914951            SAG HARBOR             NY          11963         SFD         8.375         7.000        $ 2,090.20       360
4933914            BOLTON                 MA          01740         SFD         8.500         7.000        $ 2,279.83       360
4946332            ROSEVILLE              CA          95747         SFD         8.125         7.000        $ 2,806.64       360
4951278            PLACERVILLE            CA          95667         SFD         8.375         7.000        $ 2,614.65       360
4998583            ALPHARETTA             GA          30201         SFD         7.000         6.733        $ 1,771.04       360
5000698            BREWSTER               NY          10509         SFD         7.125         6.858        $ 2,425.39       360
5000945            SAN FRANCISCO          CA          94110         MF2         6.625         6.358        $ 2,397.96       360
5001008            LAS FLORES             CA          92688         SFD         7.625         7.000        $ 2,886.03       360
5001918            LAKE GROVE             NY          11755         SFD         8.750         7.000        $ 2,499.35       360
5006391            JACKSON                MS          39209         SFD         7.875         7.000        $ 2,148.02       360
5006909            PLEASANTON             CA          94566         SFD         7.750         7.000        $ 2,063.27       360
5009293            LAWRENCEVILLE          NJ          08648         SFD         7.875         7.000        $ 1,890.99       360
5012370            EAST HAMPTON           NY          11937         SFD         8.875         7.000        $ 2,267.59       360
5015914            WINDERMERE             FL          34786         SFD         8.250         7.000        $ 3,005.07       360
5016668            FREMONT                CA          94539         PUD         9.375         7.000        $ 4,516.40       360
5017365            CASA GRANDE            AZ          85222         SFD         8.250         7.000        $ 2,343.06       360
5020943            SAN FRANCISCO          CA          94122         MF2         7.375         7.000        $ 2,769.61       360
5024747            AFTON                  MN          55001         SFD         8.250         7.000        $ 2,197.46       360
5029106            PLANO                  TX          75025         SFD         7.875         7.000        $ 1,859.81       360
5029489            CARMEL                 NY          10512         SFD         8.250         7.000        $ 2,265.07       360
5031404            SAN FRANCISCO          CA          94114         MF2         7.125         6.858        $ 2,910.47       360
5031647            NEW YORK               NY          10013         HCO         7.625         7.000        $ 3,216.93       360
5032123            MOUNT VERNON           WA          98273         SFD         7.000         6.733        $ 3,991.82       360
5032549            MENLO PARK             CA          94025         SFD         7.375         7.000        $ 3,315.24       360
5040185            SAN MATEO              CA          94401         MF2         7.375         7.000        $ 2,403.55       360
5040331            SAN CLEMENTE           CA          92672         SFD         7.875         7.000        $ 4,611.45       360
5041093            MILL VALLEY            CA          94941         MF2         6.875         6.608        $ 2,364.95       360
5041519            NASHVILLE              TN          37215         SFD         7.500         7.000        $ 2,645.82       360
5041813            NEW YORK               NY          10023         HCO         7.000         6.733        $ 2,328.56       360
5042655            SCARSDALE              NY          10583         SFD         7.625         7.000        $ 2,725.01       360
5042760            ATLANTIC BEACH         NY          11509         SFD         7.875         7.000        $ 2,030.20       360
5042813            MONROE                 CT          06468         SFD         6.750         6.483        $ 1,880.94       360
5043089            BROOKLINE              MA          02146         LCO         6.875         6.608        $ 1,842.03       360
5044174            NEWARK                 DE          19702         SFD         7.000         6.733        $ 1,151.31       360
5045007            SALADO                 TX          76571         SFD         7.750         7.000         $ 802.39        360
5045985            SPRING                 TX          77379         SFD         8.500         7.000        $ 2,718.88       360
5045990            MILLERSVILLE           MD          21108         SFD         7.000         6.733        $ 1,105.07       360
5048234            SALINE                 MI          48176         SFD         7.625         7.000        $ 1,875.66       360
5048900            POUND RIDGE            NY          10576         SFD         7.625         7.000        $ 3,369.10       360
5051400            CHATSWORTH             CA          91311         SFD         7.750         7.000        $ 1,760.23       360
5052226            LEXINGTON              MA          02420         SFD         8.000         7.000        $ 3,316.62       360
5053243            PLEASANTVILLE          NY          10570         SFD         6.875         6.608        $ 3,284.65       360
5053955            NEW YORK               NY          10001         COP         8.000         7.000        $ 1,137.34       360
5054707            NORTH WOODMERE         NY          11581         SFD         8.250         7.000        $ 2,914.92       360
5055319            MORRISTOWN             NJ          07960         SFD         7.875         7.000        $ 2,383.67       360
5055330            BASKING RIDGE          NJ          07920         SFD         7.375         7.000        $ 1,899.36       360
5055811            GLEN MILLS             PA          19342         SFD         7.875         7.000        $ 2,175.21       360
5056337            PLAINVIEW              NY          11803         SFD         7.625         7.000        $ 2,052.60       360
5056698            SILVERADO              CA          92676         SFD         9.000         7.000        $ 3,057.57       360
5057454            DALLAS                 TX          75230         SFD         7.625         7.000        $ 2,364.04       360
5057633            WOODBINE               MD          21797         SFD         7.875         7.000        $ 2,124.45       360
5057655            NEW CANAAN             CT          06840         SFD         7.875         7.000        $ 4,611.45       360
5058187            SAN FRANCISCO          CA          94114         MF2         7.125         6.858        $ 3,206.91       360
5059103            DALLAS                 TX          75240         SFD         7.625         7.000        $ 2,318.03       360
5059246            GRANVILLE              OH          43023         SFD         7.750         7.000        $ 2,460.88       360
5059660            LITTLETON              CO          80124         SFD         8.250         7.000        $ 2,176.42       360
5060957            MUNDELEIN              IL          60060         SFD         7.250         6.983        $ 3,114.13       360
5061416            NAPERVILLE             IL          60564         SFD         7.250         6.983        $ 1,790.71       360
5062075            MONROVIA               CA          91016         SFD         7.500         7.000        $ 2,445.50       360
5062563            NEW ROCHELLE           NY          10804         SFD         8.375         7.000        $ 2,229.30       360
5062572            FLUSHING               NY          11367         SFD         7.875         7.000        $ 1,993.95       360
5063869            LITTLETON              CO          80127         SFD         7.750         7.000        $ 2,149.24       360
5064150            REHOBOTH               MA          02769         SFD         7.875         7.000        $ 2,030.20       360
5064181            RIDGEFIELD             CT          06877         SFD         7.375         7.000        $ 3,453.38       360
5064326            BUMPASS                VA          23024         SFD         8.125         7.000        $ 2,856.39       360
5064697            FORT WORTH             TX          76109         SFD         8.000         7.000        $ 2,054.55       360
5064714            VALLEY COTTAGE         NY          10989         SFD         8.000         7.000        $ 2,051.02       360
5065149            YONKERS                NY          10703         MF2         8.375         7.000        $ 1,396.63       360
5066483            SHERWOOD               OR          97140         SFD         7.625         7.000        $ 2,095.07       360
5066835            YONKERS                NY          10705         SFD         7.875         7.000        $ 2,050.41       360
5066900            DARNESTOWN             MD          20874         SFD         6.625         6.358        $ 2,401.81       360
5066959            HOLLISTER              CA          95023         SFD         8.500         7.000        $ 2,152.96       360
5067195            SANTA CLARA            CA          95054         SFD         8.250         7.000        $ 2,321.03       240
5068041            EAGAN                  MN          55123         SFD         8.000         7.000        $ 2,201.30       360
5068257            ATLANTA                GA          30305         SFD         8.250         7.000        $ 2,475.42       360
5068864            PLANO                  TX          75024         SFD         8.000         7.000        $ 1,970.16       360
5069479            REDMOND                WA          98053         SFD         8.125         7.000        $ 2,149.90       360
5069798            OLD GREENWICH          CT          06870         SFD         7.750         7.000        $ 2,471.63       360
5069973            LONG BEACH             CA          90807         SFD         7.125         6.858        $ 1,654.65       360
5070137            BROOKLYN               NY          11238         MF2         8.375         7.000        $ 3,101.10       360
5070338            JACKSONVILLE           FL          32224         SFD         8.000         7.000        $ 1,974.57       360
5070470            TUSTIN                 CA          92782         SFD         9.250         7.000        $ 2,451.58       360
5070959            IRVINE                 CA          92614         LCO         7.750         7.000        $ 3,008.94       360
5071013            ATLANTA                GA          30342         SFD         7.875         7.000        $ 4,169.15       360
5071177            SAGINAW                TX          76131         SFD         7.125         6.858         $ 646.10        360
5071198            MIDDLETOWN TOWNSHIP    PA          19047         SFD         8.000         7.000        $ 1,012.60       360
5071294            KIRKLAND               WA          98033         SFD         8.250         7.000        $ 2,794.34       360
5071413            MARION                 MA          02738         SFD         7.625         7.000        $ 2,017.22       360
5071928            BERLIN                 CT          06037         SFD         7.625         7.000        $ 1,811.96       360
5071984            WOODBURY               NY          11797         LCO         8.250         7.000        $ 3,005.07       360
5072096            CHANTILLY              VA          20151         SFD         7.625         7.000        $ 2,204.78       360
5072373            DARIEN                 CT          06820         SFD         8.000         7.000        $ 3,081.81       360
5072993            VIRGINIA BEACH         VA          23451         SFD         8.250         7.000        $ 2,731.61       360
5073428            MIAMI BEACH            FL          33139         HCO         8.250         7.000        $ 1,960.81       360
5073594            CLINTON CORNERS        NY          12514         SFD         8.500         7.000        $ 2,479.75       360
5073816            WALNUT CREEK           CA          94598         SFD         7.000         6.733        $ 2,581.38       360
5073977            MANSFIELD              TX          76063         SFD         7.250         6.983        $ 3,001.58       360
5074249            LAFAYETTE              CA          94549         SFD         6.875         6.608        $ 1,859.11       360
5074346            HILLSBOROUGH           CA          94010         SFD         7.125         6.858        $ 3,941.26       360
5074354            NAPA                   CA          94558         SFD         6.875         6.608        $ 4,204.34       360
5074435            SCOTTS VALLEY          CA          95066         SFD         6.875         6.608        $ 1,740.87       360
5074445            SAN JOSE               CA          95132         SFD         7.000         6.733        $ 1,862.85       360
5074501            PASO ROBLES            CA          93446         SFD         6.875         6.608        $ 2,003.64       360
5074561            BERKELEY               CA          94708         SFD         7.250         6.983        $ 2,796.93       360
5074887            WALNUT CREEK           CA          94596         SFD         7.750         7.000        $ 2,650.73       360
5074926            VERNON HILLS           IL          60061         SFD         7.500         7.000        $ 2,646.88       360
5074945            PRESCOTT               AZ          86303         SFD         7.875         7.000        $ 2,117.20       360
5075537            WEST BLOOMFIELD        MI          48323         SFD         8.000         7.000        $ 2,494.80       360
5076004            MISSION VIEJO          CA          92691         SFD         7.750         7.000        $ 2,240.94       360
5076057            WEST PALM BEACH        FL          33409         SFD         7.875         7.000        $ 2,175.21       360
5076066            STERLING HEIGHTS       MI          48314         SFD         6.875         6.608        $ 1,760.57       360
5076143            YORBA LINDA            CA          92887         SFD         7.750         7.000        $ 2,027.45       360
5076182            MOLALLA                OR          97038         SFD         6.875         6.608        $ 2,158.01       360
5076185            ROUND HILL             VA          20142         SFD         7.125         6.858        $ 2,874.76       360
5076297            WEST CHESTER           PA          19380         SFD         6.375         6.108        $ 1,613.95       360
5076347            FORT WORTH             TX          76120         SFD         7.500         7.000        $ 2,989.15       360
5076415            HOUSTON                TX          77005         SFD         7.000         6.733        $ 1,942.69       360
5076416            SEA GIRT               NJ          08750         SFD         7.875         7.000        $ 2,661.01       360
5076525            FAIRFIELD              CT          06430         SFD         6.750         6.483        $ 1,632.85       360
5076535            PROVO                  UT          84604         SFD         7.000         6.733        $ 2,395.09       360
5076573            WASHINGTON             DC          20003         SFD         7.250         6.983        $ 2,251.18       360
5076601            LITTLETON              CO          80127         SFD         7.125         6.858        $ 2,516.34       360
5076750            MONSEY                 NY          10952         SFD         7.500         7.000         $ 943.94        360
5076769            REDWOOD CITY           CA          94061         SFD         7.375         7.000        $ 1,761.23       360
5076791            PITTSBURGH             PA          15238         SFD         6.750         6.483        $ 1,919.85       360
5076809            CHRISTIANSBURG         VA          24073         SFD         7.250         6.983        $ 2,670.73       360
5076898            CAMPBELL               CA          95008         SFD         7.250         6.983        $ 2,019.25       360
5077004            RYE                    NY          10580         SFD         7.875         7.000        $ 2,356.48       360
5077391            OMAHA                  NE          68118         SFD         7.250         6.983        $ 2,079.27       360
5077410            MALVERN                PA          19355         SFD         7.500         7.000        $ 2,870.97       360
5077510            KANSAS CITY            MO          64151         SFD         7.375         7.000        $ 2,994.77       360
5077782            HOLLYWOOD              FL          33020         SFD         7.750         7.000         $ 752.24        360
5077883            LAWRENCE               NY          11559         SFD         6.875         6.608        $ 3,021.88       360
5077921            LIVERMORE              CA          94550         SFD         7.375         7.000        $ 1,781.95       360
5077936            JACKSONVILLE           FL          32224         SFD         7.375         7.000        $ 2,837.64       360
5078177            ALAMEDA                CA          94501         PUD         7.125         6.858        $ 2,122.22       360
5078380            FLANDERS               NJ          07836         SFD         8.375         7.000        $ 2,609.33       360
5078410            HEWLETT                NY          11557         SFD         7.125         6.858        $ 2,088.53       360
5078474            SOUTH DENNIS           MA          02660         SFD         8.000         7.000        $ 3,485.39       360
5078820            CLAYTON                MO          63105         SFD         7.000         6.733        $ 1,889.46       360
5078852            YORBA LINDA            CA          92887         SFD         7.000         6.733        $ 1,940.35       360
5078951            ROSLYN                 NY          11576         SFD         8.000         7.000        $ 4,222.67       360
5079286            GLENWOOD               MD          21738         SFD         7.750         7.000        $ 2,005.95       360
5079746            DARIEN                 CT          06820         SFD         8.000         7.000        $ 4,769.47       360
5079783            EDINA                  MN          55424         SFD         7.750         7.000        $ 2,177.90       360
5079940            ALEXANDRIA             VA          22306         SFD         8.500         7.000        $ 2,028.40       360
5080269            DANBURY                CT          06811         SFD         8.000         7.000        $ 2,330.51       360
5080581            CHARLESTOWN            MA          02129         LCO         8.000         7.000        $ 3,888.96       360
5080649            CHICAGO                IL          60614         SFD         8.250         7.000        $ 2,425.09       360
5080770            OKLAHOMA CITY          OK          73142         SFD         7.750         7.000        $ 2,507.44       360
5080776            SCARSDALE              NY          10583         SFD         7.875         7.000        $ 4,712.95       360
5081277            NOVATO                 CA          94947         SFD         8.250         7.000        $ 3,259.75       360
5081466            ROSWELL                GA          30075         SFD         8.625         7.000        $ 2,157.59       360
5081648            SUMMIT                 NJ          07901         SFD         8.250         7.000        $ 2,193.70       360
5082418            BROOKLYN               NY          11215         MF2         8.625         7.000        $ 3,881.18       360
5082787            JAMAICA ESTATES        NY          11432         SFD         8.625         7.000        $ 2,551.93       360
5082947            BELVEDERE              CA          94920         SFD         8.375         7.000        $ 6,460.62       360
5082990            JAMAICA ESTATES        NY          11432         SFD         8.625         7.000        $ 2,333.37       360
5083081            MEDFIELD               MA          02052         SFD         7.750         7.000        $ 2,364.17       360
5083713            STONY BROOK            NY          11790         SFD         7.625         7.000        $ 2,446.14       360
5083714            HUNTINGTON             NY          11743         SFD         8.125         7.000        $ 1,945.34       360
5083717            HUNTINGTON             NY          11743         SFD         7.750         7.000        $ 2,292.52       360
5083719            SHOREHAM               NY          11786         SFD         7.625         7.000        $ 1,857.96       360
5083731            BOXBOROUGH             MA          01719         SFD         8.000         7.000        $ 1,973.83       360
5083774            MENLO PARK             CA          94025         SFD         8.000         7.000        $ 5,870.12       360
5084012            HAYWARD                CA          94544         SFD         6.875         6.608        $ 1,713.27       360
5084028            CHAPEL HILL            NC          27516         SFD         7.375         7.000        $ 1,830.29       360
5084057            ANAHEIM                CA          92808         PUD         8.250         7.000        $ 2,244.78       360
5084150            MANHATTAN BEACH        CA          90266         SFD         7.500         7.000        $ 4,544.20       360
5084263            TITUSVILLE             NJ          08560         SFD         8.375         7.000        $ 3,800.37       360
5084507            HIGHLAND               CA          92346         SFD         7.000         6.733        $ 2,209.47       360
5085017            FOUNTAIN HILLS         AZ          85268         SFD         8.375         7.000        $ 2,068.92       360
5085175            PORT WASHINGTON        NY          11050         SFD         7.500         7.000        $ 1,769.02       360
5085217            VALLEY CENTER          CA          92082         SFD         8.375         7.000        $ 1,839.38       360
5085575            WARRENTON              VA          20186         SFD         7.750         7.000        $ 2,149.24       360
5085608            ORLANDO                FL          32809         SFD         8.500         7.000        $ 2,076.07       360
5085687            CHESTER                CA          96020         SFD         8.500         7.000        $ 3,075.66       360
5085735            LAGUNA BEACH           CA          92651         LCO         7.625         7.000        $ 2,213.28       360
5086003            LOS ANGELES            CA          90066         SFD         7.750         7.000        $ 2,040.35       360
5086017            BELLMORE               NY          11710         SFD         7.750         7.000        $ 1,984.47       360
5086106            ORANGE                 CA          92867         SFD         7.625         7.000        $ 2,038.45       360
5086158            LINCOLN UNIVERSITY     PA          19352         SFD         7.375         7.000        $ 2,412.88       360
5086181            CHAPEL HILL            NC          27516         SFD         7.125         6.858        $ 1,899.55       360
5086206            BOGART                 GA          30622         SFD         8.000         7.000        $ 2,113.25       360
5086299            REDWOOD CITY           CA          94063         SFD         9.125         7.000        $ 3,783.40       360
5086442            MAPLE VALLEY           WA          98038         SFD         7.750         7.000        $ 2,031.03       360
5086464            WESTON                 CT          06883         SFD         8.250         7.000        $ 3,774.37       360
5086726            WALDWICK               NJ          07463         SFD         8.875         7.000        $ 1,034.34       360
5087108            TULSA                  OK          74137         SFD         8.250         7.000        $ 2,163.65       360
5087228            LOS ANGELES            CA          90004         SFD         7.250         6.983        $ 2,182.97       360
5087693            SYOSSET                NY          11791         SFD         8.250         7.000        $ 2,328.93       360
5088498            COLUMBUS               OH          43212         SFD         8.125         7.000        $ 3,504.59       360
5088731            APTOS                  CA          95003         SFD         8.500         7.000        $ 2,300.59       360
5089006            SUDBURY                MA          01776         SFD         7.000         6.733        $ 2,395.09       360
5089012            SAN DIEGO              CA          92131         SFD         7.875         7.000        $ 3,138.83       360
5089017            LOS ALAMITOS           CA          90720         SFD         7.375         7.000        $ 1,986.39       360
5089021            MCMURRAY               PA          15317         SFD         7.375         7.000        $ 2,514.06       360
5089030            JACKSONVILLE           FL          32217         LCO         7.250         6.983        $ 1,806.41       360
5089041            WARWICK                RI          02818         SFD         7.000         6.733        $ 1,696.52       360
5089048            CARLSBAD               CA          92009         LCO         7.625         7.000        $ 2,435.70       240
5089058            LONGMONT               CO          80503         SFD         7.625         7.000        $ 2,052.60       360
5089067            SAN JOSE               CA          95128         SFD         7.750         7.000        $ 2,229.48       360
5089137            CENTREVILLE            VA          20120         SFD         7.250         6.983        $ 1,828.24       360
5089150            PALO ALTO              CA          94306         SFD         6.875         6.608        $ 2,667.14       360
5089178            JAMAICA PLAIN          MA          02130         SFD         7.625         7.000        $ 2,300.33       360
5089187            FRANKLIN               TN          37064         SFD         7.375         7.000        $ 1,926.30       360
5089209            HIXSON                 TN          37343         SFD         7.000         6.733        $ 3,659.16       360
5089238            LAFAYETTE              CA          94549         SFD         6.750         6.483        $ 3,855.27       360
5089258            CUPERTINO              CA          95014         SFD         6.875         6.608        $ 2,463.49       360
5089273            HILTON HEAD ISLAND     SC          29928         SFD         7.750         7.000        $ 2,435.81       360
5089276            ELIZABETH              NJ          07206         MF2         8.125         7.000         $ 928.13        360
5089287            SUDBURY                MA          01776         SFD         6.625         6.358        $ 1,824.89       360
5089576            HELLERTOWN             PA          18055         SFD         6.875         6.608        $ 2,995.60       360
5089582            OLNEY                  MD          20832         SFD         6.500         6.233        $ 2,755.82       360
5089591            LIBERTY                MO          64068         SFD         6.500         6.233        $ 3,255.15       360
5089762            BAYSIDE                NY          11364         SFD         8.875         7.000        $ 2,323.28       360
5090152            OAKTON                 VA          22124         SFD         7.000         6.733        $ 2,504.87       360
5090163            PLYMOUTH TWP           MI          48170         SFD         7.500         7.000        $ 2,334.68       360
5090172            HERMOSA BEACH          CA          90254         LCO         6.500         6.233        $ 3,286.76       360
5090177            SANDY                  UT          84093         SFD         7.500         7.000        $ 2,134.83       240
5090181            GREENWICH              CT          06830         SFD         6.500         6.233        $ 1,896.21       360
5090187            RIDGEFIELD             CT          06877         SFD         6.500         6.233        $ 2,558.61       360
5090195            SAN FRANCISCO          CA          94116         SFD         6.875         6.608        $ 3,941.58       360
5090198            ARLINGTON              VA          22204         SFD         7.250         6.983        $ 1,844.60       360
5090205            MASON CITY             IA          50401         SFD         7.875         7.000        $ 1,856.18       360
5090208            FAIRFIELD              CT          06430         SFD         6.750         6.483        $ 1,896.50       360
5090211            KENSINGTON             CA          94707         SFD         7.625         7.000        $ 2,264.94       360
5090217            WINCHESTER             MA          01890         LCO         7.250         6.983        $ 2,217.08       360
5090218            ELLICOTT CITY          MD          21042         SFD         7.000         6.733        $ 2,064.11       360
5090229            WEST NYACK             NY          10994         SFD         7.250         6.983        $ 2,264.83       360
5090232            HOLLISTON              MA          01746         SFD         7.125         6.858        $ 2,021.16       360
5090245            FOUNTAIN VALLEY        CA          92708         SFD         7.250         6.983        $ 1,773.66       360
5090252            PACIFIC PALISADES      CA          90272         SFD         6.500         6.233        $ 3,261.48       360
5090297            CLAYTON                MO          63105         SFD         6.875         6.608        $ 2,890.49       360
5090298            NORTH READING          MA          01864         SFD         7.875         7.000        $ 3,299.07       360
5090304            PORTLAND               OR          97210         SFD         7.750         7.000        $ 2,636.40       360
5090316            FOSTER CITY            CA          94404         PUD         7.500         7.000        $ 2,069.68       360
5090372            WAKEFIELD              MA          01880         SFD         7.375         7.000        $ 2,265.42       360
5090384            SAN JOSE               CA          95135         SFD         7.875         7.000        $ 2,791.52       360
5090387            BATAVIA                OH          45103         SFD         7.750         7.000        $ 2,034.97       360
5090392            PASADENA               MD          21122         SFD         7.250         6.983        $ 2,263.47       360
5090404            BERKELEY               CA          94707         SFD         7.750         7.000        $ 2,507.45       360
5090436            ELMHURST               IL          60126         SFD         7.000         6.733        $ 2,395.09       360
5090469            WESTON                 MA          02493         SFD         6.750         6.483        $ 2,756.55       360
5090472            RICHMOND               VA          23233         SFD         7.000         6.733        $ 1,829.59       360
5090479            CROWNSVILLE            MD          21032         SFD         6.750         6.483        $ 3,554.32       360
5090494            BIG SKY                MT          59716         LCO         7.500         7.000        $ 2,231.19       360
5090504            PLEASANTON             CA          94566         SFD         8.000         7.000        $ 2,091.23       360
5090507            HOUSTON                TX          77094         SFD         6.875         6.608        $ 2,472.36       360
5090516            VISTA                  CA          92084         SFD         7.000         6.733        $ 1,676.57       360
5090517            REDWOOD CITY           CA          94061         SFD         6.875         6.608        $ 1,970.79       360
5090528            REDONDO BEACH          CA          90278         LCO         8.000         7.000        $ 2,201.30       360
5090534            GAMBRILLS              MD          21054         SFD         7.125         6.858        $ 2,595.17       360
5090536            MILFORD                MI          48381         SFD         7.250         6.983        $ 2,046.53       360
5090548            WASHINGTON             DC          20007         SFD         7.000         6.733        $ 1,995.91       360
5090551            WELCOME                MD          20693         SFD         7.500         7.000        $ 4,335.14       360
5090557            WILLIS                 TX          77378         SFD         7.375         7.000        $ 2,590.04       360
5090559            WAYLAND                MA          01778         SFD         7.625         7.000        $ 2,080.92       360
5090565            FREDERICKSBURG         VA          22407         SFD         6.750         6.483        $ 1,939.31       360
5090569            SUDBURY                MA          01776         SFD         6.750         6.483        $ 2,788.98       360
5090572            VIRGINIA BEACH         VA          23455         SFD         7.000         6.733        $ 1,916.08       360
5090577            TRUMBULL               CT          06611         SFD         6.625         6.358        $ 1,639.20       360
5090578            CHARLOTTESVILLE        VA          22901         SFD         6.375         6.108        $ 1,784.27       360
5090580            WALPOLE                MA          02081         SFD         6.500         6.233        $ 2,149.04       360
5090584            DUXBURY                MA          02332         SFD         6.750         6.483        $ 1,621.50       360
5090585            PORTLAND               OR          97229         SFD         7.125         6.858        $ 2,042.71       360
5090586            NAPERVILLE             IL          60565         SFD         7.750         7.000        $ 3,668.04       360
5090588            CASTRO VALLEY          CA          94546         SFD         7.625         7.000        $ 2,010.14       360
5090604            HUDDLESTON             VA          24104         SFD         6.750         6.483        $ 2,367.39       360
5090615            GLENCOE                IL          60022         SFD         7.500         7.000        $ 2,097.64       360
5090620            TRABUCO CANYON         CA          92679         SFD         7.125         6.858        $ 1,956.48       360
5090624            TULSA                  OK          74105         SFD         7.250         6.983        $ 4,434.15       360
5090628            MORGAN HILL            CA          95037         SFD         6.750         6.483        $ 2,672.23       360
5090638            BOCA RATON             FL          33498         SFD         8.625         7.000        $ 3,616.73       360
5090670            FAYETTEVILLE           AR          72704         SFD         8.375         7.000        $ 2,941.48       360
5090731            NEEDHAM                MA          02492         SFD         6.750         6.483        $ 3,385.68       360
5090735            GENEVA                 IL          60134         SFD         7.500         7.000        $ 2,013.74       360
5090739            HOLLISTER              CA          95023         SFD         7.875         7.000        $ 2,142.59       360
5090745            CLIFTON                VA          22024         SFD         7.125         6.858        $ 1,888.10       360
5090750            RALEIGH                NC          27615         SFD         6.875         6.608        $ 2,790.64       360
5090764            SUDBURY                MA          01776         SFD         6.750         6.483        $ 1,621.50       360
5090773            TOLUCA LAKE            CA          91602         SFD         7.750         7.000        $ 2,736.69       360
5090795            SUDBURY                MA          01776         SFD         6.500         6.233        $ 3,480.17       360
5090803            HOPKINTON              MA          01748         SFD         7.625         7.000        $ 2,434.82       360
5090817            LAFAYETTE              CA          94549         SFD         7.125         6.858        $ 2,420.33       360
5090822            MCHENRY                IL          60050         SFD         7.375         7.000        $ 2,382.83       360
5090828            WESTON                 MA          02193         SFD         6.875         6.608        $ 2,627.72       360
5090841            CHAMPAIGN              IL          61822         SFD         6.750         6.483        $ 2,088.49       360
5090858            CORNELIUS              OR          97113         SFD         7.125         6.858        $ 2,034.63       360
5090862            CHARLOTTSVILLE         VA          22901         SFD         7.000         6.733        $ 3,659.17       360
5090872            TORRANCE               CA          90505         SFD         7.250         6.983        $ 2,292.12       360
5090877            HILLSBOROUGH           CA          94010         SFD         7.125         6.858        $ 3,705.46       360
5090879            PORTLAND               OR          97229         SFD         7.000         6.733        $ 2,847.49       360
5090882            DANA POINT             CA          92624         SFD         8.250         7.000        $ 2,630.19       360
5090886            ARLINGTON              VA          22201         HCO         7.000         6.733        $ 2,320.25       360
5090894            BIRMINGHAM             AL          35226         SFD         7.125         6.858        $ 1,953.11       360
5090898            MILFORD                CT          06460         SFD         7.875         7.000        $ 1,957.69       360
5090922            NORTH MIAMI BEACH      FL          33179         SFD         7.875         7.000         $ 725.07        360
5090960            ORINDA                 CA          94563         SFD         7.000         6.733        $ 3,226.72       360
5090988            TAMPA                  FL          33611         SFD         8.500         7.000        $ 2,269.84       360
5091008            VISTA                  CA          92084         SFD         7.375         7.000        $ 1,705.97       360
5091013            HOUSTON                TX          77005         SFD         7.125         6.858        $ 2,632.90       360
5091016            ROCKVILLE              MD          20853         SFD         7.125         6.858        $ 2,371.49       360
5091021            HOLLISTER              CA          95023         SFD         7.250         6.983        $ 3,320.50       360
5091024            SEAL BEACH             CA          90740         SFD         7.250         6.983        $ 3,032.28       360
5091038            ST. CHARLES            MO          63304         SFD         7.000         6.733        $ 1,953.34       360
5091041            EAST GREENWICH         RI          02818         SFD         6.750         6.483        $ 1,893.91       360
5091073            PHILADELPHIA           PA          19130         SFD         7.250         6.983        $ 2,182.96       360
5091100            SUTHERLAND             VA          23885         SFD         7.250         6.983        $ 1,964.67       360
5091117            SUGAR LAND             TX          77478         SFD         7.375         7.000        $ 2,149.39       360
5091198            LIBERTYVILLE           IL          60048         SFD         7.375         7.000        $ 2,679.82       360
5091208            FESTUS                 MO          63028         SFD         7.000         6.733        $ 1,836.23       360
5091217            PLYMOUTH MEETING       PA          19462         SFD         6.875         6.608        $ 1,734.29       360
5091223            ALEXANDRIA             VA          22314         SFD         7.125         6.858        $ 1,934.92       360
5091236            MARBLEHEAD             MA          01945         SFD         7.000         6.733        $ 2,395.09       360
5091248            MORGAN HILL            CA          95037         SFD         7.125         6.858        $ 2,344.55       360
5091255            PORTLAND               OR          97220         SFD         7.125         6.858        $ 1,889.78       360
5091266            MAITLAND               FL          32751         SFD         7.875         7.000        $ 3,625.35       360
5091273            TUSTIN                 CA          92782         SFD         7.625         7.000        $ 2,004.41       360
5091274            BAINBRIDGE             OH          44023         SFD         7.250         6.983        $ 1,964.67       360
5091278            HUNTINGTON BEACH       CA          92649         SFD         7.375         7.000        $ 2,399.41       360
5091280            SAN JOSE               CA          95133         SFD         7.125         6.858        $ 2,560.14       360
5091283            BECKET                 MA          01223         SFD         7.375         7.000        $ 2,072.03       360
5091293            NEWTON                 MA          02465         MF2         7.625         7.000        $ 2,717.93       360
5091294            PHOENIX                MD          21131         SFD         7.375         7.000        $ 2,210.17       360
5091297            DENVER                 CO          80218         SFD         7.500         7.000        $ 2,796.86       360
5091303            MANCHESTER             MA          01944         SFD         7.125         6.858        $ 2,614.03       360
5091305            SOUTH JORDAN           UT          84095         SFD         7.375         7.000        $ 2,583.13       360
5091313            SAN MATEO              CA          94403         SFD         8.250         7.000        $ 3,756.34       360
5091315            ARLINGTON              VA          22207         SFD         6.875         6.608        $ 1,863.06       360
5091320            BROOKLINE              MA          02446         SFD         7.500         7.000        $ 2,796.86       360
5091326            SAINT CHARLES          IL          60175         SFD         7.250         6.983        $ 2,012.42       360
5091328            KIRKWOOD               MO          63122         SFD         7.500         7.000        $ 2,142.40       360
5091334            WALNUT CREEK           CA          94596         SFD         7.125         6.858        $ 1,818.37       360
5091336            RICHMOND               VA          23229         SFD         6.750         6.483        $ 2,951.13       360
5091337            PORTLAND               OR          97236         SFD         7.000         6.733        $ 2,317.58       360
5091338            STAMFORD               CT          06905         SFD         6.625         6.358        $ 1,669.94       360
5091344            SAN JOSE               CA          95126         SFD         7.125         6.858        $ 2,694.87       360
5091356            KIRKLAND               WA          98033         SFD         8.000         7.000        $ 2,201.30       360
5091362            LOVETTSVILLE           VA          20180         SFD         7.500         7.000        $ 2,350.76       360
5091372            MIDLOTHIAN             VA          23113         SFD         7.000         6.733        $ 2,634.60       360
5091377            EVANSTON               IL          60202         SFD         7.250         6.983        $ 3,902.05       360
5091378            HERCULES               CA          94547         SFD         7.375         7.000        $ 1,740.51       360
5091387            GLASTONBURY            CT          06033         SFD         6.750         6.483        $ 2,214.97       360
5091391            CHESTER                MD          21619         SFD         7.375         7.000        $ 3,978.29       360
5091397            BETTENDORF             IA          52722         SFD         7.250         6.983        $ 2,319.40       360
5091398            MARBLEHEAD             MA          01945         SFD         7.250         6.983        $ 2,165.91       360
5091404            KERRVILLE              TX          78028         SFD         6.875         6.608        $ 3,481.73       360
5091408            SAN JOSE               CA          95128         SFD         7.375         7.000        $ 2,209.88       360
5091409            WEXFORD                PA          15090         SFD         6.500         6.233        $ 1,643.38       360
5091411            ENCINO AREA            CA          91436         SFD         7.875         7.000        $ 2,428.99       360
5091422            WESTPORT               CT          06880         SFD         6.750         6.483        $ 3,645.13       360
5091425            ENCINITAS              CA          92024         SFD         7.375         7.000        $ 2,113.47       360
5091432            CROWNSVILLE            MD          21032         SFD         6.750         6.483        $ 2,432.25       360
5091443            PLEASANTON             CA          94588         SFD         6.750         6.483        $ 1,906.88       360
5091448            LAGUNA NIGUEL          CA          92677         SFD         7.500         7.000        $ 2,300.42       360
5091457            NEWPORT BEACH          CA          92660         SFD         7.000         6.733        $ 2,270.34       360
5091842            AUSTIN                 TX          78703         SFD         8.375         7.000        $ 1,942.75       360
5091973            ALAMEDA                CA          94502         SFD         9.125         7.000        $ 2,684.99       360
5092148            GEARHART               OR          97138         LCO         8.750         7.000        $ 3,146.80       360
5092350            LAFAYETTE              IN          47905         PUD         8.250         7.000        $ 1,193.01       360
5092356            CORAL SPRINGS          FL          33071         SFD         8.500         7.000        $ 2,624.69       360
5092368            SCITUATE               MA          02066         SFD         7.750         7.000        $ 2,149.24       360
5092379            HERNDON                VA          20171         SFD         7.500         7.000        $ 1,999.75       360
5092412            NEW YORK               NY          10029         SFD         9.375         7.000        $ 2,370.01       360
5092421            AZLE                   TX          76020         SFD         8.500         7.000        $ 2,179.87       360
5092617            SANTA MONICA           CA          90405         LCO         8.125         7.000        $ 1,932.73       360
5092764            MERRICK                NY          11566         SFD         7.875         7.000        $ 2,093.64       360
5092870            SAN JOSE               CA          95136         SFD         8.375         7.000        $ 2,356.23       360
5092880            SAN DIEGO              CA          92130         LCO         8.125         7.000        $ 2,074.54       360
5092967            FIRE ISLAND PINES      NY          11782         SFD         8.250         7.000        $ 2,253.80       360
5092988            CHERRYVILLE            NC          28021         SFD         8.375         7.000        $ 3,040.29       360
5093179            RUMSON                 NJ          07760         SFD         8.500         7.000        $ 4,036.80       360
5093270            NEW YORK               NY          10280         HCO         8.000         7.000        $ 2,568.18       360
5093388            RAMSEY                 NJ          07446         SFD         7.875         7.000        $ 2,489.08       360
5093528            LOWER MERION TOWNSHIP  PA          19096         SFD         8.125         7.000        $ 2,866.04       360
5093544            PLEASANT HILL          CA          94523         SFD         7.625         7.000        $ 2,038.45       360
5093552            FORESTVILLE            CA          95436         SFD         8.250         7.000        $ 1,427.41       360
5093581            GLOUCESTER             MA          01930         SFD         8.000         7.000        $ 3,463.37       360
5093650            GEARHART               OR          97138         LCO         8.500         7.000        $ 3,037.21       360
5093806            PHOENIX                AZ          85007         SFD         8.375         7.000        $ 2,394.23       360
5093862            FREMONT                CA          94539         SFD         9.250         7.000        $ 3,282.48       360
5093896            LIDO BEACH             NY          11561         SFD         7.125         6.858        $ 1,967.26       360
5093923            WHITE BEAR LAKE        MN          55110         PUD         7.625         7.000        $ 2,027.83       360
5094015            STONY BROOK            NY          11790         SFD         8.375         7.000        $ 2,242.21       360
5094062            MCCALL                 ID          83638         SFD         8.375         7.000        $ 3,724.35       360
5094096            SPRING                 TX          77379         PUD         8.250         7.000        $ 1,881.18       360
5094246            FREMONT                CA          94539         PUD         9.250         7.000        $ 4,755.07       360
5094702            COCKEYSVILLE           MD          21030         SFD         8.750         7.000        $ 2,336.50       360
5094862            SAN JOSE               CA          95129         SFD         9.000         7.000        $ 1,987.42       360
5095000            UPPER SADDLE RIVER     NJ          07458         SFD         8.250         7.000        $ 2,929.94       360
5095288            POWAY                  CA          92064         SFD         8.000         7.000        $ 2,465.45       360
5095294            THOUSAND OAKS          CA          91320         SFD         7.500         7.000        $ 2,676.24       360
5095325            DIAMOND BAR            CA          91765         SFD         7.500         7.000        $ 2,813.63       360
5095390            ENCINITAS              CA          92024         SFD         8.250         7.000        $ 1,961.56       360
5095497            DAVIDSONVILLE          MD          21035         SFD         7.875         7.000        $ 2,282.52       360
5096016            CENTERPORT             NY          11721         SFD         7.875         7.000        $ 2,537.75       360
5096186            CROWNSVILLE            MD          21032         SFD         8.375         7.000        $ 2,795.55       360
5096191            BROOKFIELD             CT          06804         SFD         8.625         7.000        $ 3,159.38       360
5096192            AUSTIN                 TX          78759         SFD         7.750         7.000        $ 1,899.93       360
5096335            ASHBURN                VA          20147         SFD         7.000         6.733        $ 2,210.80       360
5096338            MCLEAN                 VA          22102         SFD         7.250         6.983        $ 2,626.38       360
5096343            HAMILTON               VA          20158         SFD         8.875         7.000        $ 2,040.83       360
5096344            MANASSAS               VA          20112         SFD         7.125         6.858        $ 1,977.70       360
5096357            CLIFTON                VA          20124         SFD         7.250         6.983        $ 4,109.77       360
5096361            BEACHWOOD              OH          44122         SFD         7.000         6.733        $ 2,328.56       360
5096744            CHAPPAQUA              NY          10514         SFD         7.625         7.000        $ 2,194.16       360
5096933            FT WAYNE               IN          46845         SFD         7.500         7.000        $ 1,717.27       360
5096967            FT. LAUDERDALE         FL          33301         SFD         8.125         7.000        $ 4,826.24       360
5097193            SCARSDALE              NY          10583         LCO         8.375         7.000        $ 3,494.51       360
5097587            LONG BEACH             NY          11561         PUD         8.125         7.000        $ 2,286.89       360
5097619            NEWPORT BEACH          CA          92660         SFD         8.250         7.000        $ 3,380.70       360
5097645            SCARSDALE              NY          10583         SFD         7.625         7.000        $ 2,654.23       360
5097672            HEWLETT                NY          11557         SFD         7.625         7.000        $ 1,832.48       360
5097695            SAN JOSE               CA          95131         SFD         7.625         7.000        $ 2,123.38       360
5097697            GREAT NECK             NY          11023         SFD         8.125         7.000        $ 2,272.64       360
5097716            DARIEN                 CT          06820         SFD         8.250         7.000        $ 3,155.32       360
5097724            STATEN ISLAND          NY          10312         SFD         7.875         7.000        $ 3,269.19       360
5097735            PUTNAM VALLEY          NY          10579         SFD         7.875         7.000        $ 2,059.20       360
5097748            LITTLE NECK            NY          11362         SFD         8.125         7.000        $ 2,739.81       360
5097828            YORBA LINDA            CA          92887         SFD         7.750         7.000        $ 3,438.78       360
5097840            CHAPPAQUA              NY          10514         SFD         7.625         7.000        $ 4,275.07       360
5097849            BLAUVELT               NY          10913         SFD         8.125         7.000        $ 4,633.18       360
5097873            ATLANTA BEACH          NY          11509         SFD         7.625         7.000        $ 3,170.92       360
5097886            RIDGEFIELD             CT          06877         SFD         7.625         7.000        $ 3,142.60       360
5097887            EAST HAMPTON           NY          11937         SFD         8.125         7.000        $ 4,826.23       360
5097907            OAKLAND                NJ          07436         SFD         7.625         7.000        $ 2,331.47       360
5097917            OLNEY                  MD          20832         SFD         7.875         7.000        $ 2,198.77       360
5097953            ASHBURN                VA          20147         SFD         7.750         7.000        $ 2,506.37       360
5097955            LAUREL                 MD          20723         SFD         7.250         6.983        $ 1,979.67       360
5097963            ELDERSBURG             MD          21784         SFD         7.875         7.000        $ 2,038.17       360
5097970            REISTERSTOWN           MD          21136         SFD         7.500         7.000        $ 2,582.54       360
5097993            RANCHO PALOS VERDES    CA          90275         SFD         8.125         7.000        $ 4,603.49       360
5098104            OLNEY                  MD          20832         SFD         7.125         6.858        $ 1,674.19       360
5098130            EDGEWATER              MD          21037         SFD         7.625         7.000        $ 2,759.33       360
5098136            SILVER SPRING          MD          20905         SFD         7.875         7.000        $ 3,383.89       360
5098152            SILVER SPRING          MD          20905         SFD         6.750         6.483        $ 2,140.37       360
5098177            FALLS CHURCH           VA          22041         SFD         8.250         7.000        $ 2,343.96       360
5098186            REISTERSTOWN           MD          21136         SFD         7.500         7.000        $ 2,097.64       360
5098335            BAYONNE                NJ          07002         SFD         7.875         7.000        $ 1,943.19       360
5098353            BRIARCLIFF MANOR       NY          10510         SFD         8.500         7.000        $ 2,245.23       360
5098370            FRANKLIN TOWNSHIP      NJ          08867         SFD         8.000         7.000        $ 2,523.56       360
5098378            SOUTH SALEM            NY          10590         SFD         8.375         7.000        $ 4,940.47       360
5098398            KINGS PARK             NY          11754         SFD         7.875         7.000        $ 1,859.80       360
5098408            FREEPORT               NY          11520         SFD         8.250         7.000        $ 1,927.00       360
5098411            HUNTINGTON             NY          11743         SFD         7.625         7.000        $ 2,208.32       360
5098438            SAN JOSE               CA          95124         SFD         7.875         7.000        $ 2,360.10       360
5098440            BROOKEVILLE            MD          20833         SFD         6.875         6.608        $ 2,345.23       360
5098447            SANDY                  UT          84093         SFD         7.500         7.000        $ 1,957.80       360
5098457            LOS GATOS              CA          95030         SFD         7.750         7.000        $ 3,582.06       360
5098468            PALO ALTO              CA          94306         SFD         7.625         7.000        $ 2,477.28       360
5098478            LAFAYETTE              CA          94549         SFD         7.625         7.000        $ 2,300.33       360
5098492            SUNNYVALE              CA          94086         SFD         7.250         6.983        $ 2,695.97       360
5098493            ARLINGTON              VA          22209         HCO         6.500         6.233        $ 2,506.15       360
5098507            EAST HAMPTON           NY          11937         SFD         7.500         7.000        $ 2,989.14       360
5098508            NEW MARKET TWP         MN          55020         SFD         7.500         7.000        $ 2,708.76       360
5098511            CHEVY CHASE            MD          20815         SFD         7.125         6.858        $ 2,533.19       360
5098513            HEDGESVILLE            WV          25427         SFD         6.750         6.483        $ 1,971.74       360
5098517            NOKESVILLE             VA          20181         SFD         6.750         6.483         $ 574.01        360
5098520            BUFFALO GROVE          IL          60089         SFD         8.250         7.000        $ 2,103.55       360
5098525            SOUDERTON              PA          18964         SFD         6.750         6.483         $ 569.14        360
5098528            RICHMOND               VA          23233         SFD         7.375         7.000        $ 2,312.39       360
5098529            FAIRFAX                VA          22033         SFD         7.375         7.000        $ 1,878.64       360
5098531            PRAIRIE DU SAC         WI          53578         SFD         7.875         7.000         $ 651.32        300
5098532            CENTREVILLE            VA          20121         SFD         7.000         6.733        $ 1,862.85       360
5098536            EDINA                  MN          55436         SFD         7.000         6.733        $ 3,510.14       360
5098540            VIRGINIA BEACH         VA          23455         SFD         7.000         6.733        $ 2,661.22       360
5098541            CORNELIUS              NC          28031         SFD         8.000         7.000        $ 4,769.47       360
5098545            LYNNFIELD              MA          01940         SFD         7.750         7.000        $ 1,719.39       360
5098551            MECHANICSBURG          PA          17055         SFD         6.875         6.608        $ 1,813.12       360
5098558            MCLEAN                 VA          22101         SFD         7.500         7.000        $ 2,433.27       360
5098677            ALEXANDRIA             VA          22308         SFD         6.750         6.483        $ 1,810.89       360
5098682            OAKTON                 VA          22124         SFD         6.750         6.483        $ 2,490.30       360
5098685            GRAND RAPIDS           MI          49507         SFD         7.375         7.000         $ 493.15        360
5098699            LOS GATOS              CA          95033         SFD         7.750         7.000        $ 2,722.37       360
5098714            WARRENTON              VA          20187         SFD         7.375         7.000        $ 2,693.64       360
5098745            BROOKLINE              MA          02445         SFD         7.375         7.000        $ 6,768.62       360
5098750            SANFORD                NC          27330         SFD         6.375         6.108         $ 573.97        360
5098759            SAINT CHARLES          IL          60174         SFD         7.250         6.983        $ 1,951.02       360
5098765            MCLEAN                 VA          22101         SFD         7.000         6.733        $ 3,181.48       360
5098787            PLEASANT HILL          MO          64080         SFD         7.250         6.983        $ 2,401.26       360
5098796            KINGSTON               MA          02364         SFD         7.250         6.983        $ 2,592.27       360
5098822            ALEXANDRIA             VA          22301         SFD         6.500         6.233        $ 1,681.31       360
5098832            SEVERNA PARK           MD          21146         SFD         6.875         6.608        $ 2,023.35       360
5098837            STAMFORD               CT          06907         SFD         7.250         6.983        $ 1,225.19       360
5098846            SALT LAKE CITY         UT          84102         SFD         7.125         6.858        $ 2,155.90       360
5098851            ST CHARLES             MO          63303         SFD         6.875         6.608        $ 3,179.55       360
5098861            VIRGINIA BEACH         VA          23451         SFD         7.500         7.000        $ 3,496.08       360
5098912            GREENWOOD VILLAGE      CO          80121         SFD         7.000         6.733        $ 2,208.81       360
5098920            LEESBURG               VA          20176         SFD         6.500         6.233        $ 1,577.65       360
5098941            FREMONT                CA          94538         SFD         7.750         7.000        $ 1,769.54       360
5098970            AURORA                 CO          80016         SFD         8.000         7.000        $ 1,962.83       360
5098976            SAN MATEO              CA          94403         SFD         7.000         6.733        $ 1,922.73       360
5098978            DENVER                 CO          80237         SFD         7.875         7.000        $ 2,102.71       360
5098987            PRINCE GEORGE          VA          23875         SFD         7.500         7.000         $ 475.47        360
5098993            VERNON HILLS           IL          60061         SFD         7.625         7.000        $ 1,946.43       360
5099007            CHESTERFIELD           MO          63017         SFD         7.750         7.000        $ 2,568.34       360
5099008            ALISO VIEJO            CA          92656         SFD         8.250         7.000        $ 1,923.25       360
5099009            VANCOUVER              WA          98686         SFD         7.000         6.733        $ 2,245.40       360
5099029            MESA                   AZ          85202         SFD         7.125         6.858         $ 780.85        360
5099036            STEM                   NC          27581         SFD         7.375         7.000        $ 1,830.29       360
5099052            ALISO VIEJO AREA       CA          92656         SFD         7.750         7.000        $ 2,557.60       360
5099053            LAKE FOREST            IL          60045         SFD         7.375         7.000        $ 1,795.76       360
5099056            READINGTON TWP         NJ          08889         SFD         7.250         6.983        $ 1,882.81       360
5099063            CHARLOTTESVILLE        VA          22903         SFD         7.375         7.000        $ 2,762.71       360
5099066            DILLON                 CO          80435         SFD         7.750         7.000        $ 1,970.14       360
5099073            WESTBOROUGH            MA          01581         SFD         7.375         7.000        $ 2,486.44       360
5099075            CASTLE ROCK            CO          80104         SFD         7.250         6.983        $ 2,046.53       360
5099088            POCATELLO              ID          83201         SFD         7.250         6.983        $ 2,319.40       360
5099097            PLYMOUTH               MI          48170         SFD         7.375         7.000        $ 2,762.70       360
5099110            WAUKEGAN               IL          60085         SFD         8.250         7.000         $ 321.17        360
5099373            SAN JOSE               CA          95136         SFD         7.375         7.000        $ 2,486.43       360
5099378            SAN JOSE               CA          95131         SFD         7.500         7.000        $ 2,272.45       360
5099384            SAN JOSE               CA          95136         SFD         7.375         7.000        $ 2,237.79       360
5099393            ISSAQUAH               WA          98027         SFD         7.500         7.000        $ 2,377.33       360
5099402            SAN JOSE               CA          95120         SFD         7.500         7.000        $ 2,272.10       360
5099409            SONOMA                 CA          95476         SFD         7.375         7.000        $ 3,056.24       360
5099415            ESCONDIDO              CA          92025         SFD         7.375         7.000        $ 1,747.41       360
5099436            DOVE CANYON            CA          92679         SFD         7.375         7.000        $ 1,830.29       360
5099447            SAN MATEO              CA          94403         SFD         7.500         7.000        $ 3,216.39       360
5099449            WEST HILLS             CA          91307         SFD         7.500         7.000        $ 2,971.66       360
5099461            FOSTER CITY            CA          94404         SFD         7.375         7.000        $ 2,564.13       360
5099472            SAN JOSE               CA          95123         SFD         7.375         7.000        $ 2,210.16       360
5099474            SOUTH PASADENA         CA          91030         SFD         7.375         7.000        $ 2,707.45       360
5099484            SUNNYVALE              CA          94086         SFD         7.375         7.000        $ 2,279.23       360
5099489            BASALT                 CO          81621         SFD         7.875         7.000        $ 2,247.72       360
5099508            REMSENBURG             NY          11960         SFD         8.250         7.000        $ 3,944.15       360
5099535            WILMETTE               IL          60091         SFD         7.750         7.000        $ 2,052.53       360
5099544            CASTLE ROCK            CO          80104         SFD         7.500         7.000        $ 3,006.63       360
5099549            SALISBURY              MD          21801         SFD         7.625         7.000        $ 2,406.50       360
5099561            AURORA                 CO          80015         SFD         7.875         7.000        $ 1,957.69       360
5099570            FALLBROOK              CA          92028         SFD         6.875         6.608        $ 2,601.44       360
5099575            SAN JUAN CAPISTRANO    CA          92675         SFD         7.500         7.000        $ 3,600.95       360
5099587            NASHVILLE              TN          37205         SFD         7.250         6.983        $ 1,855.52       360
5099603            BELLEVUE               WA          98006         SFD         6.875         6.608        $ 2,207.28       360
5099619            VIRGINIA BEACH         VA          23456         SFD         7.125         6.858        $ 1,216.07       360
5099624            FALLS CHURCH           VA          22043         SFD         6.875         6.608        $ 3,108.59       360
5099636            KENSINGTON             MD          20895         PUD         7.250         6.983         $ 716.29        360
5099647            WASHINGTON             DC          20005         SFD         7.375         7.000        $ 1,795.76       360
5099662            LOVETTSVILLE           VA          20180         SFD         7.125         6.858        $ 2,230.69       360
5099671            SHOREVIEW              MN          55126         SFD         8.500         7.000        $ 1,223.35       360
5099673            RIDGEWOOD              NJ          07450         SFD         7.500         7.000        $ 2,027.72       360
5099679            BOXFORD                MA          01921         SFD         7.750         7.000        $ 1,917.70       360
5099683            MIDLOTHIAN             VA          23113         SFD         7.000         6.733        $ 2,392.10       360
5099695            LAGUNA BEACH           CA          92651         SFD         7.625         7.000        $ 2,123.38       360
5099704            KENTFIELD              CA          94904         SFD         7.375         7.000        $ 3,073.50       360
5099733            LITTLETON              CO          80123         SFD         7.500         7.000        $ 2,097.64       360
5099758            SAN JOSE               CA          95120         SFD         7.500         7.000        $ 2,779.38       360
5099773            AUSTIN                 TX          78746         SFD         7.500         7.000        $ 2,447.25       360
5099785            SANTA ROSA             CA          95403         SFD         7.500         7.000        $ 1,789.99       360
5099901            MARINA DEL REY         CA          90292         LCO         9.125         7.000        $ 2,532.44       360
5099991            MONTEREY PARK          CA          91755         SFD         7.500         7.000        $ 2,226.30       360
5100066            WHEATON                IL          60187         SFD         7.000         6.733        $ 3,832.15       360
5100077            COLORADO SPRINGS       CO          80918         SFD         7.750         7.000        $ 1,966.56       360
5100085            MCLEAN                 VA          22102         SFD         7.125         6.858        $ 5,706.40       360
5100106            BENNETT                CO          80102         SFD         7.625         7.000        $ 1,946.44       360
5100129            DAYTON                 NJ          08810         SFD         9.000         7.000        $ 2,155.19       360
5100146            NEWTOWN                PA          18940         SFD         7.875         7.000        $ 1,957.69       360
5100154            HINGHAM                MA          02043         SFD         7.375         7.000        $ 2,094.13       360
5100168            SOUTH SAN FRANCISCO    CA          94080         SFD         7.500         7.000        $ 3,181.08       360
5100173            FREMONT                CA          94536         SFD         7.875         7.000        $ 2,964.81       360
5100178            WILTON                 CT          06897         SFD         7.875         7.000        $ 1,413.89       360
5100191            GLENVIEW               IL          60025         SFD         8.375         7.000        $ 1,998.99       360
5100212            CAMBRIDGE              MA          02138         LCO         7.500         7.000        $ 2,199.38       360
5100223            CARBONDALE             CO          81623         SFD         8.000         7.000        $ 2,201.29       360
5100229            FREMONT                CA          94536         SFD         7.625         7.000        $ 2,772.79       360
5100230            STAFFORD               VA          22554         SFD         8.375         7.000        $ 2,288.58       360
5100248            NEWINGTON              NH          03801         SFD         7.500         7.000        $ 2,573.81       360
5100259            WALPOLE                MA          02081         SFD         7.625         7.000        $ 2,207.61       360
5100330            SANTA CLARITA AREA     CA          91350         SFD         7.875         7.000        $ 2,600.83       360
5100336            TORRANCE               CA          90501         SFD         7.625         7.000        $ 2,988.31       360
5100341            REDDING                CT          06896         SFD         7.250         6.983        $ 2,046.53       360
5100345            WAKEFIELD              MA          01880         SFD         7.875         7.000        $ 2,101.25       360
5100359            COLTS NECK             NJ          07722         SFD         7.750         7.000        $ 3,653.71       360
5100365            DRESHER                PA          19025         SFD         7.500         7.000        $ 2,013.74       360
5100371            ALBERTSON              NY          11507         SFD         7.250         6.983        $ 2,558.16       360
5100378            CHAPPAQUA              NY          10514         SFD         7.500         7.000        $ 2,622.05       360
5100380            TALLAHASSEE            FL          32303         SFD         9.000         7.000        $ 1,758.11       360
5100385            ENGLEWOOD              CO          80111         SFD         7.750         7.000        $ 2,564.76       360
5100388            FRIENDSWOOD            TX          77546         SFD         7.875         7.000        $ 1,946.82       360
5100393            TARZANA AREA           CA          91356         SFD         7.625         7.000        $ 3,114.30       360
5100394            TAMPA                  FL          33609         SFD         7.625         7.000        $ 2,831.18       360
5100398            GRANITE BAY            CA          95746         PUD         7.750         7.000        $ 2,263.87       360
5100406            TORRANCE               CA          90503         SFD         7.250         6.983        $ 2,455.84       360
5100410            OAKLAND                CA          94611         SFD         7.875         7.000        $ 2,102.71       360
5100416            HERNDON                VA          20170         SFD         7.250         6.983        $ 1,773.66       360
5100431            NICHOLS HILLS          OK          73116         SFD         7.875         7.000        $ 3,625.35       360
5100439            MORRISTOWN             NJ          07960         SFD         7.875         7.000        $ 2,662.46       360
5100462            FAIR OAKS              CA          95628         SFD         7.750         7.000        $ 3,215.26       360
5100468            WAYLAND                MA          01778         SFD         7.375         7.000        $ 2,966.80       360
5100472            POTOMAC                MD          20854         SFD         7.500         7.000        $ 2,511.58       360
5100476            HOUSTON                TX          77056         SFD         7.625         7.000        $ 2,275.56       360
5100480            CHESTER SPRINGS        PA          19425         SFD         7.250         6.983        $ 2,101.11       360
5100481            FREMONT                CA          94539         SFD         7.500         7.000        $ 2,796.86       360
5100483            NYACK                  NY          10960         SFD         7.500         7.000        $ 3,244.36       360
5100488            NANTUCKET              MA          02554         SFD         7.875         7.000        $ 2,276.72       360
5100491            FOUNTAIN VALLEY        CA          92708         SFD         7.625         7.000        $ 2,314.49       360
5100498            FALLS CHURCH           VA          22042         SFD         7.750         7.000        $ 1,891.33       360
5100500            WOODBURY               MN          55125         SFD         8.375         7.000        $ 3,447.69       360
5100502            LAWRENCEVILLE          GA          30245         SFD         7.250         6.983        $ 2,101.11       360
5100505            BRENTWOOD              CA          94513         SFD         7.500         7.000        $ 1,887.88       360
5100506            GREAT FALLS            VA          22066         SFD         7.375         7.000        $ 2,762.71       360
5100511            HUNTINGTON BEACH       CA          92646         SFD         7.875         7.000        $ 2,349.23       360
5100512            EL DORADO HILLS        CA          95762         PUD         8.375         7.000        $ 1,914.63       360
5100515            MENLO PARK             CA          94025         SFD         7.375         7.000        $ 2,762.70       360
5100528            BRENTWOOD              TN          37027         PUD         7.250         6.983        $ 1,828.24       360
5100537            LAKEWOOD               CA          90712         SFD         7.125         6.858        $ 1,280.07       360
5100539            SANTA CLARITA          CA          91350         SFD         7.500         7.000        $ 1,974.59       360
5100540            MILLBRAE               CA          94030         SFD         7.750         7.000        $ 2,507.45       360
5100545            REDONDO BEACH          CA          90277         SFD         7.750         7.000        $ 2,493.12       360
5100550            NORTH EASTON           MA          02356         SFD         8.250         7.000        $ 2,583.61       360
5100570            WOODINVILLE            WA          98072         SFD         8.375         7.000        $ 1,566.89       360
5100585            YOUNGSVILLE            LA          70592         SFD         7.750         7.000        $ 2,151.70       360
5100590            WOODWARD               OK          73801         SFD         8.125         7.000        $ 2,104.98       360
5100594            RESTON                 VA          20194         SFD         7.250         6.983        $ 1,841.88       360
5100601            LAFAYETTE              LA          70507         SFD         8.000         7.000        $ 2,290.81       360
5100605            HENDERSON              NV          89014         SFD         8.250         7.000        $ 2,999.06       360
5100610            CRANBURY               NJ          08512         SFD         8.125         7.000        $ 2,999.69       360
5100617            ALPHARETTA             GA          30005         SFD         8.250         7.000        $ 4,879.48       360
5100619            MANHASSET              NY          11030         SFD         7.250         6.983        $ 2,728.71       360
5100626            OAKLAND                CA          94611         SFD         8.500         7.000        $ 2,312.90       360
5100634            VIENNA                 VA          22180         SFD         7.125         6.858        $ 2,840.40       360
5100636            TROY                   MI          48098         SFD         8.500         7.000        $ 2,768.09       360
5100641            HERNDON                VA          20171         PUD         7.875         7.000        $ 1,856.18       360
5100647            WINDSOR                CA          95492         SFD         7.500         7.000        $ 1,877.40       360
5100650            LOS ANGELES            CA          90049         HCO         7.250         6.983        $ 2,450.38       360
5100655            ESTES PARK             CO          80517         PUD         7.625         7.000        $ 2,123.39       360
5100659            VENTURA                CA          93003         SFD         7.875         7.000        $ 2,329.65       360
5100661            HO-HO-KUS              NJ          07423         SFD         8.375         7.000        $ 2,401.83       360
5100662            LEESBURG               VA          20176         SFD         7.625         7.000        $ 2,627.34       360
5100682            CANTON                 MA          02021         SFD         8.250         7.000        $ 3,756.34       360
5100686            CONCORD                MA          01742         SFD         7.625         7.000        $ 3,142.61       360
5100690            FREMONT                CA          94536         SFD         7.750         7.000        $ 1,931.45       360
5100697            POTOMAC                MD          20854         SFD         7.000         6.733        $ 2,660.88       360
5100705            VENTURA                CA          93003         SFD         8.250         7.000        $ 1,126.91       360
5100712            STONYBROOK             NY          11790         SFD         8.125         7.000        $ 2,079.00       360
5100716            GREENWICH              CT          06870         SFD         7.875         7.000        $ 2,396.36       360
5100720            CAMBRIDGE              MA          02140         LCO         7.625         7.000        $ 2,123.39       360
5100724            BRONX                  NY          10463         SFD         7.375         7.000        $ 2,676.37       360
5100725            RESTON                 VA          20190         PUD         7.625         7.000        $ 2,021.46       360
5100732            MACHIPONGO             VA          23405         SFD         8.250         7.000         $ 901.53        360
5100735            FREEHOLD               NJ          07728         SFD         7.750         7.000        $ 2,666.13       360
5100741            DRIPPING SPRINGS       TX          78737         PUD         8.375         7.000        $ 2,850.28       360
5100743            DAVIS                  CA          95616         SFD         7.750         7.000        $ 1,933.96       360
5100744            MOUNT KISCO            NY          10549         SFD         8.250         7.000        $ 2,163.05       360
5100751            RESTON                 VA          20194         PUD         7.500         7.000        $ 2,321.40       360
5100753            SAN JOSE               CA          95131         SFD         7.875         7.000        $ 2,175.21       360
5100757            MANHATTAN BEACH        CA          90266         SFD         7.875         7.000        $ 2,704.51       360
5100759            GREENWICH              CT          06807         SFD         7.875         7.000        $ 1,986.69       360
5100767            SANTA CLARITA          CA          91350         SFD         7.750         7.000        $ 2,220.88       360
5100769            RANCHO PALOS VERDES    CA          90275         SFD         7.500         7.000        $ 3,391.20       360
5100774            SOQUEL                 CA          95073         SFD         7.625         7.000        $ 2,441.89       360
5100778            SANDY SPRING           MD          20860         SFD         8.500         7.000         $ 845.81        360
5100783            VIENNA                 VA          22182         SFD         7.125         6.858        $ 3,273.94       360
5100784            EASTON                 CT          06612         SFD         8.125         7.000        $ 2,673.00       360
5100790            SAN DIEGO              CA          92109         SFD         7.750         7.000        $ 2,653.60       360
5100796            DOUGLASVILLE           GA          30135         SFD         7.750         7.000        $ 1,916.26       360
5100798            METUCHEN               NJ          08840         SFD         7.875         7.000        $ 2,008.45       360
5100799            LAS VEGAS              NV          89129         SFD         8.000         7.000        $ 2,057.48       360
5100801            CHANTILLY              VA          20151         SFD         7.000         6.733        $ 2,134.63       360
5100802            FALL RIVER             MA          02720         MF2         8.500         7.000         $ 830.43        360
5100811            STERLING               VA          20165         PUD         8.125         7.000         $ 861.30        360
5100815            SHARON                 MA          02067         SFD         8.500         7.000        $ 2,229.85       360
5100817            FOLSOM                 CA          95630         SFD         7.750         7.000        $ 2,464.46       360
5100821            ALBUQUERQUE            NM          87107         SFD         7.750         7.000        $ 1,897.06       360
5100823            HULL                   MA          02045         SFD         7.500         7.000        $ 3,496.08       360
5100825            BIRMINGHAM             AL          35242         PUD         7.625         7.000        $ 3,093.06       360
5100827            HOOKSETT               NH          03106         SFD         8.375         7.000         $ 570.06        360
5100828            ANNANDALE              VA          22003         SFD         7.875         7.000        $ 2,262.22       360
5100832            RANDALLSTOWN           MD          21133         SFD         8.250         7.000         $ 763.67        360
5100833            HIGHLAND PARK          IL          60035         SFD         7.125         6.858        $ 2,029.24       360
5100837            MORGANTOWN             IN          46160         SFD         7.875         7.000        $ 1,958.42       360
5100840            POTOMAC                MD          20854         SFD         7.250         6.983        $ 2,107.93       360
5100844            WEST NYACK             NY          10994         SFD         7.750         7.000        $ 2,292.52       360
5100845            BOULDER                CO          80304         SFD         7.875         7.000        $ 3,444.08       360
5100848            NEW CITY               NY          10956         SFD         7.750         7.000        $ 2,650.73       360
5100851            SAN DIEGO              CA          92130         SFD         7.750         7.000        $ 2,343.75       360
5100855            PHOENIX                AZ          85045         SFD         7.625         7.000        $ 2,088.00       360
5100858            SAN DIEGO              CA          92128         LCO         7.875         7.000        $ 1,945.37       360
5100862            LONGWOOD               FL          32779         SFD         8.500         7.000         $ 851.96        360
5100863            CAMARILLO              CA          93012         PUD         7.250         6.983        $ 1,806.75       360
5100867            BERWYN                 IL          60402         SFD         8.875         7.000         $ 954.78        360
5100871            FALLS CHURCH           VA          22044         SFD         7.250         6.983        $ 3,438.17       360
5100875            FULLERTON              CA          92835         SFD         7.625         7.000        $ 2,958.58       360
5100878            DOWINGTOWN             PA          19335         SFD         7.750         7.000        $ 2,693.72       360
5101005            BARTONSVILLE           PA          18321         SFD         8.875         7.000         $ 739.95        360
5101012            MOUNTAIN RANCH         CA          95246         SFD         8.250         7.000        $ 1,968.32       360
5101022            FRANKLIN               TN          37064         SFD         8.125         7.000        $ 2,269.08       360
5101025            SAN MATEO              CA          94403         SFD         7.750         7.000        $ 2,686.55       360
5101031            SAN DIEGO              CA          92124         SFD         7.875         7.000        $ 2,104.88       360
5101035            KAKTY                  TX          77450         SFD         7.625         7.000        $ 2,162.63       360
5101039            CONGERS                NY          10920         SFD         8.250         7.000        $ 2,397.30       360
5101042            SAN ANGELO             TX          76901         SFD         7.625         7.000        $ 2,208.32       360
5101047            HARLEYSVILLE           PA          19438         PUD         7.875         7.000        $ 2,305.73       360
5101054            POULSBO                WA          98370         SFD         8.375         7.000        $ 1,495.07       360
5101065            AREA OF COTO DE CAZA   CA          92679         SFD         8.000         7.000        $ 3,111.90       360
5101100            SILVER SPRING          MD          20910         SFD         8.000         7.000        $ 1,878.44       360
5101103            TORRANCE               CA          90505         SFD         7.625         7.000        $ 2,123.39       360
5101109            LA MESA                CA          91941         SFD         7.750         7.000        $ 2,745.30       360
5101110            PURCELLVILLE           VA          20132         SFD         7.875         7.000        $ 2,749.83       360
5101117            CONCORD                NC          28027         SFD         7.625         7.000        $ 2,279.10       360
5101120            BELLE CHASSE           LA          70037         SFD         7.375         7.000        $ 2,244.69       360
5101125            SANTA CLARITA AREA     CA          91350         SFD         7.875         7.000        $ 2,667.90       360
5101127            RIDGEFIELD             CT          06877         SFD         7.125         6.858        $ 2,021.16       360
5101132            LONG VALLEY            NJ          07853         SFD         7.375         7.000        $ 1,830.29       360
5101137            SAN DIEGO              CA          92128         SFD         7.500         7.000        $ 2,605.28       360
5101141            FREMONT                CA          94536         SFD         7.625         7.000        $ 2,944.43       360
5101142            MOUNTAIN VIEW          CA          94041         SFD         8.000         7.000        $ 3,563.16       360
5101146            ESTES PARK             CO          80517         SFD         7.500         7.000        $ 2,601.08       360
5101149            VESTAVIA               AL          35216         SFD         7.625         7.000        $ 3,594.13       300
5101151            WEST HOLLYWOOD         CA          90069         SFD         8.125         7.000        $ 2,197.80       360
5101158            LOS ANGELES            CA          91789         SFD         8.875         7.000        $ 2,336.02       360
5101162            VIENNA                 VA          22182         SFD         7.250         6.983        $ 2,046.53       360
5101170            LAKE BLUFF             IL          60044         SFD         7.125         6.858        $ 4,118.78       360
5101229            MERRICK                NY          11566         SFD         7.375         7.000        $ 2,002.96       360
5101236            NEWPORT COAST AREA     CA          92657         PUD         8.500         7.000        $ 2,691.20       360
5101244            SANTA CLARITA AREA     CA          91350         SFD         7.750         7.000        $ 2,328.35       360
5101251            ANNAPOLIS              MD          21403         SFD         8.000         7.000        $ 2,700.26       360
5101273            CARLSBAD               CA          92009         PUD         7.875         7.000        $ 2,439.14       360
5101278            ATLANTA                GA          30305         HCO         7.625         7.000        $ 3,326.64       360
5101281            GREENSBORO             GA          30642         SFD         7.500         7.000        $ 2,517.18       360
5101284            LEESBURG               VA          20176         SFD         7.250         6.983        $ 1,833.08       360
5101293            RALEIGH                NC          27613         SFD         7.750         7.000        $ 2,579.09       360
5101295            SAN RAMON              CA          94583         SFD         7.750         7.000        $ 3,123.56       360
5101300            COHASSET               MA          02025         SFD         8.125         7.000        $ 2,604.69       360
5101310            REDMOND                WA          98053         SFD         8.250         7.000        $ 1,945.79       360
5101328            BRIDGEWATER            CT          06752         SFD         6.625         6.358        $ 1,901.72       360
5101342            RAMSEY                 NJ          07446         SFD         7.875         7.000        $ 2,407.24       360
5101344            Thousands Oaks         CA          91320         HCO         8.000         7.000        $ 2,067.75       360
5101348            FALLS CHURCH           VA          22041         SFD         7.250         6.983        $ 1,719.09       360
5101349            REDONDO BEACH          CA          90277         HCO         7.750         7.000        $ 2,091.93       360
5101351            SAN JOSE               CA          95127         SFD         7.750         7.000        $ 1,932.88       360
5101356            MISSION VIEJO          CA          92692         SFD         7.375         7.000        $ 2,320.67       360
5101359            FORT WASHINGTON        MD          20744         SFD         7.750         7.000        $ 2,698.01       360
5101361            SANTA CLARITA AREA     CA          91350         SFD         8.250         7.000        $ 2,049.46       360
5101363            FOUNTAIN VALLEY        CA          92708         SFD         7.375         7.000        $ 2,348.30       360
5101367            GRANITE BAY            CA          95746         SFD         8.375         7.000        $ 2,119.09       360
5101371            FLAGSTAFF              AZ          86004         SFD         7.875         7.000        $ 2,059.20       360
5101374            LORTON                 VA          22079         SFD         7.500         7.000        $ 2,013.74       360
5101376            COLTON                 CA          92324         SFD         8.000         7.000         $ 667.73        360
5101380            SCOTCH PLAINS          NJ          07076         SFD         7.750         7.000        $ 2,149.24       360
5101381            SPRING                 TX          77379         PUD         7.875         7.000        $ 2,691.46       360
5101385            REDONDO BEACH          CA          90277         LCO         7.750         7.000        $ 2,443.69       360
5101389            SAN JOSE               CA          95134         SFD         8.500         7.000        $ 2,292.91       360
5101392            COPPEROPOLIS           CA          95228         PUD         8.125         7.000        $ 2,969.99       360
5101461            SALT LAKE CITY         UT          84124         SFD         8.500         7.000        $ 2,306.74       360
5101783            BRONX                  NY          10465         SFD         7.750         7.000        $ 1,876.28       360
5101875            BRIDGEWATER            NJ          08807         SFD         7.250         6.983        $ 2,107.92       360
5102440            MORRISTOWN             NJ          07960         SFD         7.375         7.000        $ 2,110.70       360
5102514            ROSWELL                GA          30075         SFD         8.125         7.000        $ 2,598.00       360
5102709            HARRISON               NY          10528         SFD         7.375         7.000        $ 4,144.05       360
5102731            LINVILLE               NC          28646         SFD         7.375         7.000        $ 3,453.38       360
5103134            FLORAL PARK            NY          11004         SFD         8.000         7.000        $ 2,080.22       360
5103484            KENOSHA                WI          53144         SFD         9.000         7.000         $ 764.40        360
5104411            WASHINGTON TOWNSHIP    NJ          07675         SFD         7.500         7.000        $ 1,776.00       360
5105102            UNION CITY             CA          94587         SFD         9.000         7.000        $ 2,574.80       360
5106782            LAGUNA HILLS           CA          92653         SFD         8.000         7.000        $ 1,936.40       360
6447253            LAGUNA HILLS           CA          92653         SFD         8.250         7.000        $ 3,996.74       360
6667920            BERNARDS TOWNSHIP      NJ          07920         SFD         7.625         7.000        $ 4,126.44       360
6827925            FREMONT                CA          94536         SFD         7.375         7.000        $ 1,892.45       360
6881054            SCOTTSDALE             AZ          85255         PUD         7.750         7.000        $ 2,507.44       360
6915215            ADEL                   IA          50003         SFD         7.625         7.000        $ 2,066.76       360
6930080            EAU CLAIRE             WI          54701         SFD         8.250         7.000        $ 2,152.15       360
7070825            BASALT                 CO          81621         SFD         7.500         7.000        $ 1,943.12       360
7073286            SOUTHERN PINES         NC          28387         SFD         8.000         7.000        $ 2,366.39       360
7124636            CENTERPORT             NY          11721         SFD         7.750         7.000        $ 3,116.39       360
7167759            WARREN                 NJ          07950         SFD         7.250         6.983        $ 3,629.18       360
7193118            PINETOP                AZ          85935         PUD         8.250         7.000        $ 2,193.70       360
7257063            GRAND JUNCTION         CO          81503         SFD         8.125         7.000        $ 2,450.24       360
7292685            MCKINNEY               TX          75070         SFD         8.375         7.000        $ 3,843.76       360
7322944            OAK PARK HEIGHTS       MN          55082         SFD         6.625         6.358        $ 2,033.95       360
7361650            OAKLAND                MI          48363         SFD         7.000         6.733        $ 3,140.23       360
7364746            SOUTHERN PINES         NC          28387         PUD         7.125         6.858        $ 1,994.21       360
7393083            LANDENBERG             PA          19350         SFD         6.750         6.483        $ 1,891.13       360
7402387            MT. LAUREL             NJ          08054         SFD         8.000         7.000        $ 2,450.04       360
7407301            SIOUX FALLS            SD          57106         SFD         8.000         7.000        $ 2,192.49       360
7448004            CARY                   NC          27513         SFD         7.125         6.858        $ 2,116.15       360
7498424            MAPLE GROVE            MN          55311         SFD         7.000         6.733        $ 2,428.29       360
7509296            MISSION VIEJO          CA          92692         SFD         7.250         6.983        $ 2,880.80       360
7524687            FORT WAYNE             IN          46804         PUD         8.375         7.000        $ 2,113.00       360
7527758            KNOXVILLE              TN          37922         SFD         7.875         7.000        $ 2,352.85       360
7543855            CHURCHVILLE            PA          18966         PUD         8.000         7.000        $ 2,524.15       360
7545361            SHOREVIEW              MN          55126         SFD         7.625         7.000        $ 1,981.82       360
7547728            COLTS NECK             NJ          07722         SFD         6.750         6.483        $ 3,081.10       360
7556045            ANNANDALE              MN          55302         SFD         7.625         7.000        $ 2,378.19       360
7560504            CARLSBAD               CA          92009         SFD         8.000         7.000        $ 3,042.92       360
7564177            NEWPORT BEACH          CA          92663         MF2         7.000         6.733        $ 1,949.34       360
7570692            PORT ALLEN             LA          70767         SFD         7.625         7.000        $ 2,010.13       360
7575744            LONGMONT               CO          80503         SFD         6.750         6.483        $ 2,334.95       360
7576368            MONTGOMERY TWP         NJ          08502         PUD         7.750         7.000        $ 2,149.24       360
7585654            GREENSBURG             PA          15601         SFD         7.250         6.983        $ 2,004.92       360
7600807            ANTIOCH                CA          94509         SFD         7.000         6.733        $ 2,029.80       360
7604444            LEESBURG               VA          20175         PUD         7.500         7.000        $ 2,051.84       360
7614866            EXTON                  PA          19341         PUD         6.625         6.358        $ 2,016.98       360
7617226            ROCKLIN                CA          95765         SFD         8.250         7.000        $ 1,975.08       360
7628999            RENO                   NV          89509         PUD         8.250         7.000        $ 2,253.80       360
7632588            TUSTIN                 CA          92782         PUD         8.125         7.000        $ 3,049.06       360
7642149            MISSION VIEJO          CA          92692         SFD         7.250         6.983        $ 2,773.73       360
7648261            SAN DIEGO              CA          92121         PUD         7.375         7.000        $ 2,239.51       360
7648451            CALIFON                NJ          07830         SFD         7.625         7.000        $ 2,063.22       360
7649247            STILLWATER             MN          55082         SFD         7.250         6.983        $ 2,551.69       360
7665403            REDLANDS               CA          92373         SFD         7.500         7.000        $ 3,372.51       360
7666935            CLAYTON                CA          94517         SFD         7.125         6.858        $ 2,499.50       360
7670066            PLYMOUTH               MN          55442         SFD         8.000         7.000        $ 2,348.05       360
7673955            DUCK                   NC          27949         SFD         8.375         7.000        $ 2,122.12       360
7674844            CARMICHAEL             CA          95608         SFD         7.375         7.000        $ 2,645.58       360
7676883            RIVERVALE              NJ          07675         SFD         8.250         7.000        $ 3,418.26       360
7678903            RICHBORO               PA          18954         SFD         8.500         7.000        $ 2,180.64       360
7682569            FAIRFAX STATION        VA          22039         SFD         7.500         7.000        $ 2,556.33       360
7683228            ROWLAND HEIGHTS        CA          91748         PUD         8.250         7.000        $ 2,484.44       360
7686905            ANNANDALE              VA          22003         SFD         7.375         7.000        $ 2,983.03       360
7687598            ANTIOCH                CA          94509         SFD         8.250         7.000        $ 2,253.80       360
7688136            ANNAPOLIS              MD          21401         SFD         7.500         7.000        $ 4,544.89       360
7700348            BURKE                  VA          22015         PUD         7.125         6.858        $ 1,929.53       360
7707134            VERO BEACH             FL          32963         PUD         8.000         7.000        $ 7,337.65       360
7708495            CHANDLER               AZ          85224         PUD         7.125         6.858        $ 1,845.86       360
7709732            DAYTON                 OH          45429         SFD         7.625         7.000        $ 1,898.30       360
7710403            GLADWYNE               PA          19035         SFD         7.500         7.000        $ 5,244.11       360
7721283            OLNEY                  MD          20832         PUD         7.750         7.000        $ 2,149.24       360
7723157            BRENTWOOD              TN          37027         PUD         7.125         6.858        $ 2,745.07       360
7727221            CASTLE ROCK            CO          80104         SFD         7.750         7.000        $ 2,711.01       360
7731551            SAN JOSE               CA          95111         LCO         7.000         6.733        $ 1,869.10       360
7731555            CHANDLER               AZ          85224         SFD         7.250         6.983        $ 2,609.32       360
7732629            ROLLING HILLS EST      CA          90274         SFD         7.125         6.858        $ 4,210.74       360
7733080            MILWAUKEE              WI          53211         SFD         7.625         7.000        $ 4,444.94       360
7733333            SAN JOSE               CA          95123         SFD         8.000         7.000        $ 2,939.46       360
7734474            AMHERST                NH          03031         SFD         8.500         7.000        $ 2,415.16       360
7735542            WEST BRANCH            IA          52358         SFD         7.750         7.000        $ 4,226.83       360
7739168            AURORA                 CO          80016         PUD         8.250         7.000        $ 2,019.40       360
7740825            CORONADO               CA          92118         MF2         7.500         7.000        $ 2,848.60       360
7743169            VALLEJO                CA          94591         SFD         7.625         7.000        $ 1,844.51       360
7744321            ANDOVER                MN          55304         SFD         8.250         7.000        $ 2,328.93       360
7745666            LOS ANGELES            CA          90066         MF2         7.250         6.983        $ 2,393.76       360
7746122            MOUNTAIN VIEW          CA          94043         SFD         7.750         7.000        $ 2,017.42       360
7746950            MINNEAPOLIS            MN          55435         SFD         7.625         7.000        $ 2,202.65       360
7747309            SIMI VALLEY            CA          93065         PUD         7.875         7.000        $ 2,563.12       360
7747876            ISSAQUAH               WA          98027         SFD         7.750         7.000        $ 1,977.30       360
7749757            PLEASANTON             CA          94588         PUD         7.875         7.000        $ 2,303.48       360
7752374            TIGARD                 OR          97223         SFD         7.375         7.000        $ 2,072.03       360
7752568            THOUSAND OAKS          CA          91320         SFD         6.875         6.608        $ 3,103.86       360
7753235            ROSEVILLE              CA          95678         SFD         7.625         7.000        $ 2,426.76       360
7753305            FLOWER MOUND           TX          75028         SFD         7.625         7.000        $ 1,940.06       360
7756830            SOCIAL CIRCLE          GA          30025         SFD         7.250         6.983        $ 2,455.83       360
7761524            MIAMI                  FL          33158         SFD         8.375         7.000        $ 2,955.16       360
7763751            SAN DIEGO              CA          92130         PUD         7.250         6.983        $ 2,965.42       360
7765189            LONG BEACH             CA          90802         HCO         7.500         7.000        $ 1,957.80       360
7766574            AURORA                 CO          80016         PUD         7.250         6.983        $ 2,124.98       360
7771798            MESA                   AZ          85213         PUD         7.375         7.000        $ 2,486.43       360
7773662            TRAPPE                 PA          19426         PUD         7.250         6.983         $ 955.05        360
7775887            VALLEJO                CA          94591         SFD         8.125         7.000        $ 1,889.66       360
7777035            PUTNAM VALLEY          NY          10579         SFD         7.500         7.000        $ 2,349.36       360
7778328            REDONDO BEACH          CA          90278         MF2         7.625         7.000        $ 2,234.50       360
7779402            CAMARILLO              CA          93012         SFD         8.250         7.000        $ 3,534.56       360
7780706            LONG GROVE             IL          60047         SFD         7.375         7.000        $ 2,936.75       360
7781255            SOUTH PASADENA         CA          91030         SFD         8.375         7.000        $ 1,185.71       360
7782362            ROWLAND HEIGHTS        CA          91748         PUD         8.250         7.000        $ 2,291.36       360
7782866            VIRGINIA BEACH         VA          23451         SFD         7.250         6.983        $ 2,564.98       360
7782959            ROCHESTER              MN          55902         SFD         7.375         7.000        $ 1,922.84       360
7784516            ANDOVER                MA          01810         SFD         7.500         7.000        $ 2,517.17       360
7785309            FORT WAYNE             IN          46814         PUD         7.875         7.000        $ 2,291.22       360
7789708            SAN JOSE               CA          95135         SFD         7.500         7.000        $ 3,670.88       360
7792524            EVERETT                WA          98203         SFD         7.125         6.858        $ 1,740.89       360
7792544            FORT LEE               NJ          07024         SFD         7.625         7.000        $ 2,202.65       360
7793307            MAPLE GROVE            MN          55311         SFD         8.500         7.000        $ 1,897.68       360
7795016            FOREST HILLS           NY          11375         SFD         8.375         7.000        $ 1,985.69       360
7796695            MOUNTAIN LAKES         NJ          07046         SFD         8.500         7.000        $ 2,521.42       360
7796913            FRISCO                 TX          75034         SFD         7.375         7.000        $ 2,009.17       360
7797019            HUNTINGTON BEACH       CA          92647         SFD         8.250         7.000        $ 1,984.10       360
7798033            SOMERS                 NY          10566         SFD         8.125         7.000        $ 4,074.82       360
7798377            SAN DIEGO              CA          92130         SFD         7.500         7.000        $ 3,006.62       360
7798962            SOUTHLAKE              TX          76092         SFD         7.500         7.000        $ 4,268.01       360
7799946            SIMI VALLEY            CA          93065         SFD         7.625         7.000        $ 1,956.70       360
7800560            NEWTON                 MA          02168         SFD         7.500         7.000        $ 3,076.54       360
7802266            ROWLAND HEIGHTS        CA          91748         SFD         8.375         7.000        $ 2,280.22       360
7805481            LAWRENCE TWP.          NJ          08540         SFD         8.375         7.000        $ 2,608.57       360
7806052            CRANBURY               NJ          08512         SFD         7.875         7.000        $ 2,610.25       360
7806062            GREENWICH              CT          06831         SFD         8.000         7.000        $ 3,808.24       360
7806903            ROWLAND HEIGHTS        CA          91748         PUD         8.875         7.000        $ 2,520.05       360
7808899            MILL VALLEY            CA          94941         SFD         7.750         7.000        $ 3,832.81       360
7813049            PALM BEACH GARDEN      FL          33410         SFD         8.250         7.000        $ 1,834.22       360
7813824            GREAT FALLS            VA          22066         SFD         7.625         7.000        $ 2,264.23       360
7816064            SAN JOSE               CA          95138         SFD         8.250         7.000        $ 1,980.34       360
7816767            PASADENA               CA          91104         SFD         7.875         7.000        $ 2,748.01       360
7819900            WASHINGTON             DC          20016         SFD         6.875         6.608        $ 2,890.49       360
7820750            RAMONA                 CA          92065         SFD         8.250         7.000        $ 1,975.83       360
7820908            HUNTINGTON BEACH       CA          92646         SFD         7.875         7.000        $ 3,226.56       360
7821468            TAMPA                  FL          33624         SFD         7.750         7.000        $ 1,834.02       360
7823406            STOCKTON               CA          95219         SFD         8.125         7.000        $ 2,821.49       360
7823782            THE WOODLANDS          TX          77382         PUD         7.750         7.000        $ 2,684.48       360
7824446            ST. CHARLES            IL          60175         SFD         8.500         7.000        $ 4,305.91       360
7826895            EDINA                  MN          55439         SFD         6.750         6.483        $ 2,464.67       360
7829556            EATONTON               GA          31024         PUD         7.625         7.000        $ 2,661.30       360
7829626            SOLEBURY               PA          18963         SFD         8.375         7.000        $ 2,736.26       360
7830232            LUTHERVILLE            MD          21093         PUD         7.750         7.000        $ 2,699.44       360
7830914            SANTA CLARITA          CA          91350         SFD         8.500         7.000        $ 2,107.40       360
7832201            LAWRENCE TWP           NJ          08648         SFD         7.750         7.000        $ 2,328.34       360
7832455            ALPHARETTA             GA          30004         SFD         7.750         7.000        $ 2,256.70       360
7832632            OCEAN CITY             NJ          08226         LCO         8.250         7.000        $ 2,301.13       360
7834786            SCOTTSDALE             AZ          85259         SFD         8.625         7.000        $ 2,342.70       360
7836493            SPRINGFIELD            NJ          07081         SFD         7.875         7.000        $ 2,320.22       360
7837429            OCEAN CITY             NJ          08226         LCO         8.375         7.000        $ 3,129.22       360
7838041            LAS VEGAS              NV          89145         PUD         7.500         7.000        $ 1,927.38       360
7838133            CAMARILLO              CA          93012         SFD         7.250         6.983        $ 2,166.25       360
7838448            MADISON                CT          06443         SFD         8.500         7.000        $ 2,568.17       360
7840463            ENUMCLAW               WA          98022         SFD         8.250         7.000        $ 1,933.38       360
7840665            GLEN ELLYN             IL          60137         SFD         8.250         7.000        $ 3,005.07       360
7841372            VIENNA                 VA          22180         SFD         8.125         7.000        $ 2,132.45       360
7844363            FLORAL PARK            NY          11004         SFD         8.250         7.000        $ 1,352.28       360
7844401            SIMI VALLEY            CA          93065         SFD         8.250         7.000        $ 2,366.49       360
7844936            STONE HARBOR           NJ          08247         SFD         8.125         7.000        $ 2,784.36       360
7848651            LAFAYETTE              CA          94549         SFD         8.500         7.000        $ 2,152.96       360
7848871            POTOMAC                MD          20854         SFD         8.000         7.000        $ 1,978.23       360
7849320            HENDERSON              NV          89012         PUD         8.125         7.000        $ 2,116.12       360
7852805            CHICAGO                IL          60657         LCO         8.625         7.000        $ 2,722.26       360
7854955            ATLANTA                GA          30339         SFD         8.750         7.000        $ 2,478.11       360
7855547            CHAPEL HILL            NC          27514         SFD         8.375         7.000        $ 2,237.65       360
7856062            PHOENIX                AZ          85028         PUD         8.375         7.000        $ 1,168.61       360
7856409            VIRGINIA BEACH         VA          23455         SFD         8.250         7.000        $ 2,691.04       360
7856719            EL DORADO HILLS        CA          95762         SFD         8.250         7.000        $ 3,455.83       360
7857312            APOPKA                 FL          32703         SFD         8.000         7.000        $ 2,201.29       360
7858603            LOS ANGELES            CA          91324         LCO         8.750         7.000         $ 472.02        360
7859304            BURLINGAME             CA          94010         SFD         8.125         7.000        $ 2,598.74       360
7859459            LONGBOAT KEY           FL          34228         LCO         8.375         7.000        $ 5,073.48       360
7859690            WEST RIVER             MD          20778         SFD         8.250         7.000        $ 2,584.36       360
7861762            YORK                   ME          03909         SFD         8.375         7.000        $ 3,283.51       360
7862029            SEATTLE                WA          98136         SFD         8.500         7.000        $ 2,614.31       360
7864645            SANTA CLARITA          CA          91355         PUD         7.875         7.000        $ 1,914.18       360
7865152            HUNTINGTON BEACH       CA          92649         SFD         8.125         7.000        $ 1,923.07       360
7865521            WEST BLOOMFIELD        MI          48323         SFD         8.250         7.000        $ 2,644.46       360
7867797            COTATI                 CA          94931         SFD         8.125         7.000        $ 2,049.29       360
7867840            ROCKVILLE              MD          20853         SFD         7.875         7.000        $ 2,897.38       360
7868044            CHANDLER               AZ          85248         SFD         7.875         7.000        $ 2,051.95       360
7868928            NAPA                   CA          94558         PUD         7.875         7.000        $ 2,537.74       360
7869148            RANCHO CUCAMONGA       CA          91737         SFD         8.250         7.000        $ 1,899.58       360
7870492            DIX HILLS              NY          11746         SFD         8.000         7.000        $ 2,714.93       360
7871504            FORT COLLINS           CO          80528         SFD         7.750         7.000        $ 2,911.50       360
7871795            LOS ANGELES            CA          90036         SFD         8.250         7.000        $ 2,704.56       360
7871820            OAK BLUFFS             MA          02557         SFD         8.125         7.000        $ 1,989.89       360
7872565            LAGUNA BEACH           CA          92651         SFD         8.000         7.000        $ 6,713.95       360
7873189            GERMANTOWN             TN          38138         SFD         8.375         7.000        $ 2,882.19       360
7873849            LA QUINTA              CA          92253         PUD         8.000         7.000        $ 3,045.86       360
7874673            KAILUA                 HI          96734         SFD         7.750         7.000        $ 3,070.18       360
7876719            FREMONT                CA          94539         SFD         7.750         7.000        $ 3,089.17       360
7877716            PLYMOUTH               MI          48170         SFD         7.875         7.000        $ 2,131.70       360
7878255            UPLAND                 CA          91784         SFD         7.750         7.000        $ 2,435.80       360
7878400            FORT COLLINS           CO          80525         PUD         7.875         7.000        $ 2,175.21       360
7878826            ZEPHYR COVE            NV          89448         SFD         8.875         7.000        $ 2,227.81       360
7879138            STONINGTON             CT          06378         SFD         7.875         7.000        $ 2,972.78       360
7879484            MARIETTA               GA          30068         PUD         7.750         7.000        $ 2,686.55       360
7879807            WASHINGTON             DC          20002         SFD         7.875         7.000        $ 1,885.18       360
7880063            ALISO VIEJO AREA       CA          92656         SFD         7.500         7.000        $ 1,859.91       360
7880273            SOUTHWEST HARBOR       ME          04679         SFD         8.500         7.000         $ 815.05        360
7881448            SHOREVIEW              MN          55126         SFD         8.000         7.000        $ 1,834.41       360
7881935            SIMI VALLEY            CA          93065         LCO         8.125         7.000        $ 1,113.19       360
7882053            MONROE                 WA          98272         SFD         7.875         7.000        $ 3,973.38       360
7883672            KERRVILLE              TX          78028         SFD         8.125         7.000        $ 2,088.27       360
7889187            VILLA PARK             CA          92861         SFD         7.750         7.000        $ 3,460.27       360
7891056            EDINA                  MN          55439         SFD         8.000         7.000        $ 2,083.89       360
7893014            MORRO BAY              CA          93442         SFD         7.750         7.000        $ 2,458.73       360
7893202            SIMI VALLEY            CA          93065         PUD         7.875         7.000        $ 2,494.24       360
7894151            COLLIERVILLE           TN          38117         SFD         8.125         7.000        $ 2,138.39       360
7895068            LOS ANGELES            CA          90023         SFD         8.000         7.000        $ 3,199.21       360
7897477            LIVERMORE              CA          94550         SFD         8.375         7.000        $ 2,505.20       360
7897566            SPRINGBORO             OH          45066         SFD         8.375         7.000        $ 2,158.61       360
7903633            METAIRIE               LA          70005         SFD         8.500         7.000        $ 4,029.11       360
7913061            BOULDER                CO          80304         SFD         7.625         7.000        $ 2,165.85       360
7913819            PONTE VEDRA BEACH      FL          32082         SFD         8.500         7.000        $ 2,429.77       360
7924853            BELLEVUE               WA          98006         PUD         8.000         7.000        $ 3,668.82       360



NASCOR
NMI / 1999-24  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS


  (i)           (viii)             (ix)              (x)             (xi)             (xii)            (xiii)            (xIv)
--------     -----------      --------------        ------        ---------        ----------         --------        -----------
                                 CUT-OFF
              SCHEDULED            DATE                                             MORTGAGE                            T.O.P.
MORTGAGE       MATURITY         PRINCIPAL                                           INSURANCE         SERVICE          MORTGAGE
NUMBER           DATE            BALANCE             LTV           SUBSIDY            CODE              FEE              LOAN
----------   -----------      --------------        ------        ---------        ----------         --------        -----------
4721988        1-Jan-28        $ 129,164.21         73.30                                              0.250
4790607        1-Aug-28        $ 258,144.41         89.97                              11              0.250
4842602        1-Sep-23        $ 264,354.62         79.12                                              0.250
4862755        1-Aug-28        $ 311,084.15         70.00                                              0.250
4863365        1-Sep-28        $ 183,995.91         75.30                                              0.250
4866334        1-Dec-28        $ 692,137.38         46.67                                              0.250
4883761        1-Sep-29        $ 295,229.38         95.00                              17              0.250
4887519        1-Oct-29        $ 292,000.00         80.00                                              0.250
4914951        1-Sep-29        $ 274,829.08         68.75                                              0.250
4933914        1-Oct-29        $ 296,500.00         55.11                                              0.250
4946332        1-Sep-29        $ 377,752.73         90.00                              11              0.250
4951278        1-Sep-29        $ 343,786.18         80.00                                              0.250
4998583        1-May-29        $ 265,096.16         64.61                                              0.250
5000698        1-Oct-29        $ 360,000.00         77.42                                              0.250
5000945        1-Mar-29        $ 369,470.55         71.33                                              0.250
5001008        1-Sep-29        $ 407,454.88         79.99                                              0.250
5001918        1-Oct-29        $ 317,700.00         90.00                              13              0.250
5006391        1-Jul-29        $ 295,634.34         75.00                                              0.250
5006909        1-Oct-29        $ 288,000.00         80.00                                              0.250
5009293        1-Sep-29        $ 260,620.51         80.00                                              0.250
5012370        1-Oct-29        $ 285,000.00         75.00                                              0.250
5015914        1-Sep-29        $ 399,744.93         88.11                              01              0.250
5016668        1-Oct-29        $ 543,000.00         70.00                                              0.250
5017365        1-Oct-29        $ 311,880.00         79.98                                              0.250
5020943        1-Jun-29        $ 399,768.18         56.48                                              0.250
5024747        1-Oct-29        $ 292,500.00         90.00                              33              0.250
5029106        1-Sep-29        $ 256,323.47         90.00                              01              0.250
5029489        1-Oct-29        $ 301,500.00         90.00                              06              0.250
5031404        1-Jun-29        $ 430,605.77         61.71                                              0.250
5031647        1-Sep-29        $ 454,171.04         52.54                                              0.250
5032123        1-Jul-29        $ 598,515.92         75.00                                              0.250
5032549        1-Jul-29        $ 478,897.54         80.00                                              0.250
5040185        1-May-29        $ 346,464.94         80.00                                              0.250
5040331        1-Apr-29        $ 633,330.35         80.00                                              0.250
5041093        1-May-29        $ 357,923.13         80.00                                              0.250
5041519        1-Aug-29        $ 377,836.60         80.00                                              0.250
5041813        1-Oct-29        $ 350,000.00         61.95                                              0.250
5042655        1-Oct-29        $ 385,000.00         55.00                                              0.250
5042760        1-Oct-29        $ 280,000.00         62.22                                              0.250
5042813        1-Oct-29        $ 290,000.00         69.05                                              0.250
5043089        1-May-28        $ 276,206.37         70.45                                              0.250
5044174        1-May-29        $ 172,273.83         80.00                                              0.250
5045007        1-Oct-29        $ 112,000.00         78.60                                              0.250
5045985        1-Oct-29        $ 353,600.00         80.00                                              0.250
5045990        1-May-29        $ 165,411.24         79.99                                              0.250
5048234        1-Aug-29        $ 264,355.74         86.89                              06              0.250
5048900        1-Oct-29        $ 476,000.00         80.00                                              0.250
5051400        1-Oct-29        $ 245,700.00         66.41                                              0.250
5052226        1-Oct-29        $ 452,000.00         80.00                                              0.250
5053243        1-Oct-29        $ 500,000.00         52.08                                              0.250
5053955        1-Oct-29        $ 155,000.00         46.27                                              0.250
5054707        1-Sep-29        $ 386,752.58         80.00                                              0.250
5055319        1-Oct-29        $ 328,750.00         69.99                                              0.250
5055330        1-Sep-29        $ 274,790.75         44.00                                              0.250
5055811        1-Oct-29        $ 300,000.00         79.05                                              0.250
5056337        1-Sep-29        $ 289,790.11         74.55                                              0.250
5056698        1-Oct-29        $ 380,000.00         62.31                                              0.250
5057454        1-Sep-29        $ 333,758.25         49.93                                              0.250
5057633        1-Aug-29        $ 292,519.40         86.18                              12              0.250
5057655        1-Oct-29        $ 636,000.00         76.08                                              0.250
5058187        1-May-29        $ 474,073.97         80.00                                              0.250
5059103        1-Sep-29        $ 327,262.96         76.61                                              0.250
5059246        1-Sep-29        $ 343,257.56         77.19                                              0.250
5059660        1-Aug-29        $ 289,329.27         89.99                              11              0.250
5060957        1-Jun-29        $ 455,062.60         73.63                                              0.250
5061416        1-Jun-29        $ 261,446.78         75.00                                              0.250
5062075        1-Jun-29        $ 348,701.98         89.91                              33              0.250
5062563        1-Sep-29        $ 293,117.69         70.00                                              0.250
5062572        1-Sep-29        $ 274,810.74         85.94                              01              0.250
5063869        1-Jan-28        $ 295,029.37         52.17                                              0.250
5064150        1-Oct-29        $ 280,000.00         65.12                                              0.250
5064181        1-Oct-29        $ 500,000.00         71.94                                              0.250
5064326        1-Jul-29        $ 383,939.92         90.00                              13              0.250
5064697        1-Sep-29        $ 279,812.12         80.00                                              0.250
5064714        1-Oct-29        $ 279,520.00         79.86                                              0.250
5065149        1-Sep-29        $ 183,635.79         75.00                                              0.250
5066483        1-Sep-29        $ 295,785.77         80.00                                              0.250
5066835        1-Oct-29        $ 282,787.00         95.00                              06              0.250
5066900        1-Feb-29        $ 372,275.91         80.00                                              0.250
5066959        1-Jul-29        $ 279,487.51         87.50                              12              0.250
5067195        1-Sep-19        $ 270,791.83         76.73                                              0.250
5068041        1-Sep-29        $ 299,798.70         72.30                                              0.250
5068257        1-Sep-29        $ 329,286.23         69.37                                              0.250
5068864        1-Aug-29        $ 268,138.48         73.50                                              0.250
5069479        1-Aug-29        $ 289,169.90         94.99                              12              0.250
5069798        1-Sep-29        $ 344,756.49         44.81                                              0.250
5069973        1-May-29        $ 244,606.26         79.23                                              0.250
5070137        1-Oct-29        $ 408,000.00         80.00                                              0.250
5070338        1-Sep-29        $ 268,919.43         90.00                              01              0.250
5070470        1-Sep-29        $ 297,845.50         79.89                                              0.250
5070959        1-Sep-29        $ 419,703.56         77.78                                              0.250
5071013        1-Sep-29        $ 574,604.29         61.22                                              0.250
5071177        1-Jul-29        $ 95,668.55          79.92                                              0.250
5071198        1-Jul-29        $ 137,720.34         80.00                                              0.250
5071294        1-Sep-29        $ 371,712.82         80.00                                              0.250
5071413        1-Sep-29        $ 284,793.72         78.08                                              0.250
5071928        1-Oct-29        $ 256,000.00         80.00                                              0.250
5071984        1-Oct-29        $ 400,000.00         70.48                                              0.250
5072096        1-Aug-29        $ 311,047.66         80.00                                              0.250
5072373        1-Sep-29        $ 419,718.19         61.76                                              0.250
5072993        1-Oct-29        $ 363,600.00         90.00                              01              0.250
5073428        1-Sep-29        $ 260,833.57         90.00                              13              0.250
5073594        1-Oct-29        $ 322,500.00         75.00                                              0.250
5073816        1-Jun-29        $ 386,716.63         80.00                                              0.250
5073977        1-Sep-29        $ 439,656.76         80.00                                              0.250
5074249        1-May-29        $ 281,719.35         72.56                                              0.250
5074346        1-May-29        $ 582,632.95         54.42                                              0.250
5074354        1-Jun-29        $ 637,830.76         35.56                                              0.250
5074435        1-Apr-29        $ 262,122.70         73.61                                              0.250
5074445        1-May-29        $ 278,838.95         80.00                                              0.250
5074501        1-Jun-29        $ 303,571.22         76.25                                              0.250
5074561        1-May-29        $ 408,381.32         79.61                                              0.250
5074887        1-Sep-29        $ 369,738.85         64.91           GD 3YR                             0.250
5074926        1-Sep-29        $ 378,269.06         79.99                                              0.250
5074945        1-Sep-29        $ 291,799.05         66.74                                              0.250
5075537        1-Sep-29        $ 339,771.87         80.00                                              0.250
5076004        1-Aug-29        $ 312,357.03         80.00                                              0.250
5076057        1-Sep-29        $ 299,793.54         78.95                                              0.250
5076066        1-Apr-29        $ 266,629.58         82.46                              06              0.250
5076143        1-Jun-29        $ 282,193.26         83.73                              13              0.250
5076182        1-Jun-29        $ 327,386.57         90.00                              01              0.250
5076185        1-Apr-29        $ 424,621.99         85.00                              01              0.250
5076297        1-Jun-29        $ 257,651.92         79.99                                              0.250
5076347        1-Sep-29        $ 427,182.73         51.66                                              0.250
5076415        1-Jun-29        $ 291,034.16         80.00                                              0.250
5076416        1-Oct-29        $ 367,000.00         55.61                                              0.250
5076525        1-Apr-29        $ 250,431.05         95.00                              01              0.250
5076535        1-Jun-29        $ 358,809.28         70.59                                              0.250
5076573        1-Jun-29        $ 328,960.83         75.00                                              0.250
5076601        1-Jun-29        $ 372,217.41         90.00                              06              0.250
5076750        1-Sep-29        $ 134,899.81         75.00                                              0.250
5076769        1-Jun-29        $ 254,216.66         75.00                                              0.250
5076791        1-Jul-29        $ 295,231.14         80.00                                              0.250
5076809        1-Jun-29        $ 390,267.21         90.00                              17              0.250
5076898        1-Jul-29        $ 295,303.06         80.00                                              0.250
5077004        1-Sep-29        $ 324,776.33         45.26                                              0.250
5077391        1-Jun-29        $ 303,839.82         80.00                                              0.250
5077410        1-Oct-29        $ 410,600.00         75.00                                              0.250
5077510        1-Jun-29        $ 432,268.04         80.00                                              0.250
5077782        1-Oct-29        $ 105,000.00         55.85                                              0.250
5077883        1-Oct-29        $ 460,000.00         80.00                                              0.250
5077921        1-Jun-29        $ 257,207.43         80.00                                              0.250
5077936        1-Apr-29        $ 408,509.00         79.95                                              0.250
5078177        1-Jun-29        $ 313,983.36         90.00                              13              0.250
5078380        1-Oct-29        $ 343,300.00         89.17                              11              0.250
5078410        1-Sep-29        $ 309,752.10         66.17                                              0.250
5078474        1-Oct-29        $ 475,000.00         79.83                                              0.250
5078820        1-Jun-29        $ 282,869.50         80.00                                              0.250
5078852        1-Apr-29        $ 290,194.57         95.00                              13              0.250
5078951        1-Oct-29        $ 575,480.00         79.93                                              0.250
5079286        1-Oct-29        $ 280,000.00         54.37                                              0.250
5079746        1-Oct-29        $ 650,000.00         72.22                                              0.250
5079783        1-Sep-29        $ 303,785.43         80.00                                              0.250
5079940        1-Oct-29        $ 263,800.00         95.00                              13              0.250
5080269        1-Sep-29        $ 317,396.89         90.00                              01              0.250
5080581        1-Sep-29        $ 529,644.38         54.75                                              0.250
5080649        1-Sep-29        $ 322,594.16         80.00                                              0.250
5080770        1-Sep-29        $ 349,752.98         53.85                                              0.250
5080776        1-Sep-29        $ 649,552.68         50.98                                              0.250
5081277        1-Sep-29        $ 433,383.06         72.33                                              0.250
5081466        1-Aug-29        $ 277,071.27         95.00                              06              0.250
5081648        1-Oct-29        $ 292,000.00         80.00                                              0.250
5082418        1-Oct-29        $ 499,000.00         65.57                                              0.250
5082787        1-Oct-29        $ 328,100.00         85.00                              01              0.250
5082947        1-Sep-29        $ 849,471.67         53.13                                              0.250
5082990        1-Sep-29        $ 299,822.88         84.99                              13              0.250
5083081        1-Oct-29        $ 330,000.00         72.53                                              0.250
5083713        1-Aug-29        $ 345,098.13         80.00                                              0.250
5083714        1-Sep-29        $ 261,828.62         72.38                                              0.250
5083717        1-Oct-29        $ 320,000.00         65.31                                              0.250
5083719        1-Sep-29        $ 262,310.01         75.00                                              0.250
5083731        1-Oct-29        $ 269,000.00         51.83                                              0.250
5083774        1-Jul-29        $ 798,378.88         39.02                                              0.250
5084012        1-May-29        $ 259,691.85         80.00                                              0.250
5084028        1-May-29        $ 263,979.31         79.70                                              0.250
5084057        1-Aug-29        $ 298,417.63         90.00                              33              0.250
5084150        1-Aug-29        $ 648,932.34         63.72                                              0.250
5084263        1-Oct-29        $ 500,000.00         66.10                                              0.250
5084507        1-Oct-29        $ 332,100.00         79.99                                              0.250
5085017        1-Sep-29        $ 272,030.81         80.00                                              0.250
5085175        1-Oct-29        $ 253,000.00         75.52                                              0.250
5085217        1-Sep-29        $ 241,849.58         90.00                              33              0.250
5085575        1-Aug-29        $ 299,575.15         61.22                                              0.250
5085608        1-Sep-29        $ 269,836.43         90.00                              11              0.250
5085687        1-Sep-29        $ 399,757.67         80.00                                              0.250
5085735        1-Jul-29        $ 312,016.67         74.45                                              0.250
5086003        1-Aug-29        $ 284,396.66         80.00                                              0.250
5086017        1-Aug-29        $ 276,607.71         82.69                              33              0.250
5086106        1-Aug-29        $ 287,581.78         80.00                                              0.250
5086158        1-May-29        $ 348,004.40         73.86                                              0.250
5086181        1-Jul-29        $ 281,269.56         79.99                                              0.250
5086206        1-Oct-29        $ 288,000.00         90.00                              33              0.250
5086299        1-Sep-29        $ 464,752.54         72.66                                              0.250
5086442        1-Aug-29        $ 283,053.60         88.04                              33              0.250
5086464        1-Oct-29        $ 502,400.00         80.00                                              0.250
5086726        1-Oct-29        $ 130,000.00         63.41                                              0.250
5087108        1-Sep-29        $ 287,816.35         80.00                                              0.250
5087228        1-Jun-29        $ 318,992.37         73.90                                              0.250
5087693        1-Sep-29        $ 309,802.32         71.26                                              0.250
5088498        1-Oct-29        $ 472,000.00         80.00                                              0.250
5088731        1-Sep-29        $ 299,018.74         74.99                                              0.250
5089006        1-Jul-29        $ 359,109.56         62.61                                              0.250
5089012        1-Sep-29        $ 432,602.08         69.99                                              0.250
5089017        1-Jun-29        $ 286,716.51         80.00                                              0.250
5089021        1-Jul-29        $ 363,163.96         80.00                                              0.250
5089030        1-Jun-29        $ 263,966.18         80.00                                              0.250
5089041        1-Jul-29        $ 254,359.43         71.83                                              0.250
5089048        1-Jun-19        $ 297,349.11         78.92                                              0.250
5089058        1-Jul-29        $ 289,366.32         74.36                                              0.250
5089067        1-Jul-29        $ 310,530.56         80.00                                              0.250
5089137        1-Jul-29        $ 266,984.79         80.00                                              0.250
5089150        1-Jun-29        $ 404,623.85         67.67                                              0.250
5089178        1-Jul-29        $ 324,289.83         70.81                                              0.250
5089187        1-Jul-29        $ 278,259.40         90.00                              17              0.250
5089209        1-Jun-29        $ 548,180.86         47.83                                              0.250
5089238        1-Jun-29        $ 592,335.59         80.00                                              0.250
5089258        1-May-29        $ 373,406.60         58.59                                              0.250
5089273        1-May-28        $ 335,702.66         69.39                                              0.250
5089276        1-Sep-29        $ 124,918.22         71.43                                              0.250
5089287        1-Jul-29        $ 284,241.47         74.03                                              0.250
5089576        1-Jun-29        $ 454,454.39         80.00                                              0.250
5089582        1-Dec-28        $ 431,960.99         67.08                                              0.250
5089591        1-Jul-29        $ 513,595.73         68.67                                              0.250
5089762        1-Sep-29        $ 291,836.30         80.00                                              0.250
5090152        1-Jun-29        $ 375,254.68         79.99                                              0.250
5090163        1-Jul-29        $ 332,949.58         90.00                              06              0.250
5090172        1-Jun-29        $ 512,932.34         79.39                                              0.250
5090177        1-Jul-19        $ 263,555.27         63.10                                              0.250
5090181        1-Jul-29        $ 299,181.96         75.00                                              0.250
5090187        1-Jul-29        $ 403,696.22         80.00                                              0.250
5090195        1-Jul-29        $ 598,479.09         80.00                                              0.250
5090198        1-Jul-29        $ 269,763.38         80.00                                              0.250
5090205        1-Sep-29        $ 255,823.82         87.43                              13              0.250
5090208        1-Jul-29        $ 291,640.50         90.00                              01              0.250
5090211        1-Jul-29        $ 319,300.76         62.14                                              0.250
5090217        1-May-29        $ 323,716.90         65.00                                              0.250
5090218        1-Jun-29        $ 309,223.80         85.00                              06              0.250
5090229        1-Aug-29        $ 331,480.45         80.00                                              0.250
5090232        1-Jul-29        $ 299,275.99         77.92                                              0.250
5090245        1-Jul-29        $ 259,387.84         80.00                                              0.250
5090252        1-Jun-29        $ 513,092.76         66.58                                              0.250
5090297        1-Jul-29        $ 438,884.67         80.00                                              0.250
5090298        1-Aug-29        $ 454,371.68         70.00                                              0.250
5090304        1-Aug-29        $ 367,478.86         80.00                                              0.250
5090316        1-Jul-29        $ 295,336.84         80.00                                              0.250
5090372        1-Jul-29        $ 327,246.63         79.42                                              0.250
5090384        1-Jul-29        $ 384,199.90         61.60                                              0.250
5090387        1-Jul-29        $ 283,444.67         79.99                                              0.250
5090392        1-Jul-29        $ 331,018.78         79.99                                              0.250
5090404        1-Jul-29        $ 349,254.12         74.47                                              0.250
5090436        1-Jul-29        $ 359,109.56         75.79                                              0.250
5090469        1-Jul-29        $ 423,896.06         77.27                                              0.250
5090472        1-Jun-29        $ 274,090.39         70.52                                              0.250
5090479        1-Jun-29        $ 546,096.74         80.00                                              0.250
5090494        1-Jun-29        $ 318,143.83         79.99                                              0.250
5090504        1-Jul-29        $ 284,422.48         67.06                                              0.250
5090507        1-Jun-29        $ 374,518.58         80.00                                              0.250
5090516        1-Jun-29        $ 251,166.47         80.00                                              0.250
5090517        1-Jun-29        $ 298,983.15         71.43                                              0.250
5090528        1-Jul-29        $ 299,392.07         71.45                                              0.250
5090534        1-Jul-29        $ 384,270.38         85.60                              12              0.250
5090536        1-May-29        $ 298,815.63         68.97                                              0.250
5090548        1-Jul-29        $ 299,157.00         80.00                                              0.250
5090551        1-Jul-29        $ 618,610.94         77.99                                              0.250
5090557        1-Apr-29        $ 373,261.36         79.92                                              0.250
5090559        1-Jul-29        $ 293,357.56         68.37                                              0.250
5090565        1-Apr-29        $ 297,433.51         70.35                                              0.250
5090569        1-Jul-29        $ 428,883.05         58.90                                              0.250
5090572        1-Jul-29        $ 287,287.63         80.00                                              0.250
5090577        1-Jul-29        $ 253,462.38         80.00                                              0.250
5090578        1-Jun-29        $ 284,931.95         74.09                                              0.250
5090580        1-Jul-29        $ 339,072.89         80.00                                              0.250
5090584        1-Jul-29        $ 248,797.52         73.75                                              0.250
5090585        1-Jul-29        $ 302,468.30         80.00                                              0.250
5090586        1-Jul-29        $ 510,807.57         80.00                                              0.250
5090588        1-Jul-29        $ 283,379.40         80.00                                              0.250
5090604        1-Apr-29        $ 363,087.70         62.93                                              0.250
5090615        1-Jul-29        $ 299,327.90         56.60                                              0.250
5090620        1-Jul-29        $ 289,699.17         80.00                                              0.250
5090624        1-Nov-28        $ 644,250.68         78.79                                              0.250
5090628        1-May-29        $ 410,206.29         80.00                                              0.250
5090638        1-Oct-29        $ 465,000.00         80.00                                              0.250
5090670        1-Sep-29        $ 386,759.46         90.00                              24              0.250
5090731        1-Jul-29        $ 520,644.12         80.00                                              0.250
5090735        1-Jul-29        $ 287,323.39         80.00                                              0.250
5090739        1-Jul-29        $ 294,885.88         79.91                                              0.250
5090745        1-May-29        $ 279,116.03         95.00                              12              0.250
5090750        1-Jul-29        $ 423,723.19         80.00                                              0.250
5090764        1-Jul-29        $ 249,350.61         57.60                                              0.250
5090773        1-Jun-29        $ 380,911.09         74.90                                              0.250
5090795        1-Jul-29        $ 548,997.76         80.00                                              0.250
5090803        1-Jul-29        $ 343,248.29         80.00                                              0.250
5090817        1-Jul-29        $ 358,383.04         75.00                                              0.250
5090822        1-Jul-29        $ 344,207.60         72.63                                              0.250
5090828        1-Jun-29        $ 398,644.20         72.73                                              0.250
5090841        1-Jul-29        $ 321,163.60         80.00                                              0.250
5090858        1-Jul-29        $ 301,205.04         78.44                                              0.250
5090862        1-Jun-29        $ 548,180.82         64.97                                              0.250
5090872        1-Jul-29        $ 335,208.88         80.00                                              0.250
5090877        1-Jul-29        $ 548,672.66         51.40                                              0.250
5090879        1-Jun-29        $ 426,584.39         80.00                                              0.250
5090882        1-Oct-29        $ 350,100.00         90.00                              06              0.250
5090886        1-Jun-29        $ 347,596.46         79.99                                              0.250
5090894        1-Jul-29        $ 289,200.38         74.35                                              0.250
5090898        1-Jul-29        $ 269,036.27         84.38                              11              0.250
5090922        1-Aug-29        $ 99,861.91          68.26                                              0.250
5090960        1-Jun-29        $ 483,395.82         65.72                                              0.250
5090988        1-Sep-29        $ 294,721.16         90.00                              06              0.250
5091008        1-Jul-29        $ 246,432.68         79.68                                              0.250
5091013        1-Jul-29        $ 387,713.30         80.00                                              0.250
5091016        1-Jul-29        $ 351,150.51         80.00                                              0.250
5091021        1-Jul-29        $ 485,603.95         75.00                                              0.250
5091024        1-Jul-29        $ 443,453.43         80.00                                              0.250
5091038        1-Jul-29        $ 292,873.77         80.00                                              0.250
5091041        1-Jul-29        $ 291,241.52         80.00                                              0.250
5091073        1-Jul-29        $ 319,246.59         80.00                                              0.250
5091100        1-Jul-29        $ 287,321.92         80.00                                              0.250
5091117        1-Jul-29        $ 310,485.20         80.00                                              0.250
5091198        1-Jul-29        $ 386,894.74         72.12                                              0.250
5091208        1-Jul-29        $ 275,317.35         80.00                                              0.250
5091217        1-Jul-29        $ 263,143.83         80.00                                              0.250
5091223        1-Jun-29        $ 285,897.66         80.00                                              0.250
5091236        1-Jul-29        $ 359,109.56         80.00                                              0.250
5091248        1-Jul-29        $ 347,160.14         80.00                                              0.250
5091255        1-Jul-29        $ 279,823.07         85.00                              01              0.250
5091266        1-Jul-29        $ 498,960.92         77.52                                              0.250
5091273        1-Jul-29        $ 282,571.17         77.37                                              0.250
5091274        1-Jul-29        $ 287,321.92         80.00                                              0.250
5091278        1-Jun-29        $ 346,283.97         90.00                              12              0.250
5091280        1-Jun-29        $ 378,733.25         80.00                                              0.250
5091283        1-Jul-29        $ 299,310.95         80.00                                              0.250
5091293        1-Jul-29        $ 383,160.91         80.00                                              0.250
5091294        1-Jul-29        $ 319,265.00         80.00                                              0.250
5091297        1-Jul-29        $ 399,103.85         32.65                                              0.250
5091303        1-Jun-29        $ 386,747.79         80.00                                              0.250
5091305        1-Jul-29        $ 373,140.98         75.33                                              0.250
5091313        1-Jul-29        $ 499,036.89         78.25                                              0.250
5091315        1-Jul-29        $ 282,881.09         80.00                                              0.250
5091320        1-Aug-29        $ 399,404.42         64.67                                              0.250
5091326        1-Jul-29        $ 294,305.44         72.84                                              0.250
5091328        1-Jul-29        $ 305,713.53         80.00                                              0.250
5091334        1-Jul-29        $ 269,156.63         89.97                              17              0.250
5091336        1-Jul-29        $ 453,818.13         72.80                                              0.250
5091337        1-Jun-29        $ 347,197.83         42.22                                              0.250
5091338        1-Jul-29        $ 260,105.87         80.00                                              0.250
5091344        1-Jul-29        $ 399,034.69         80.00                                              0.250
5091356        1-Aug-29        $ 299,596.06         75.95                                              0.250
5091362        1-Jul-29        $ 335,192.57         75.55                                              0.250
5091372        1-Jul-29        $ 393,575.56         80.00                                              0.250
5091377        1-Jul-29        $ 570,651.27         80.00                                              0.250
5091378        1-Jul-29        $ 251,421.19         80.00                                              0.250
5091387        1-Jun-29        $ 340,313.92         80.00                                              0.250
5091391        1-Jul-29        $ 574,677.04         80.00                                              0.250
5091397        1-Jul-29        $ 339,199.49         80.00                                              0.250
5091398        1-Jul-29        $ 316,752.47         79.97                                              0.250
5091404        1-Apr-29        $ 527,289.82         57.30                                              0.250
5091408        1-Jul-29        $ 318,914.05         80.00                                              0.250
5091409        1-Jul-29        $ 259,291.04         66.24                                              0.250
5091411        1-Jul-29        $ 333,792.31         74.44                                              0.250
5091422        1-Jun-29        $ 560,048.10         74.44                                              0.250
5091425        1-Jun-29        $ 305,060.01         85.00                              13              0.250
5091432        1-Jun-29        $ 373,697.57         60.10                                              0.250
5091443        1-Jun-29        $ 292,978.91         65.33                                              0.250
5091448        1-Jun-29        $ 328,014.12         70.00                                              0.250
5091457        1-Jun-29        $ 340,121.31         75.00                                              0.250
5091842        1-Sep-29        $ 255,441.13         90.00                              01              0.250
5091973        1-Oct-29        $ 330,000.00         64.45                                              0.250
5092148        1-Sep-29        $ 399,769.87         88.89                              11              0.250
5092350        1-Aug-29        $ 158,596.78         80.00                                              0.250
5092356        1-Sep-29        $ 341,143.21         90.00                              11              0.250
5092368        1-Aug-29        $ 299,575.15         80.00                                              0.250
5092379        1-Aug-29        $ 285,574.17         77.30                                              0.250
5092412        1-Aug-29        $ 284,653.07         80.00                                              0.250
5092421        1-Sep-29        $ 283,328.25         90.00                              11              0.250
5092617        1-Oct-29        $ 260,300.00         95.00                              01              0.250
5092764        1-Oct-29        $ 288,750.00         75.00                                              0.250
5092870        1-Oct-29        $ 310,000.00         86.11                              01              0.250
5092880        1-Aug-29        $ 279,033.23         89.98                              06              0.250
5092967        1-Oct-29        $ 300,000.00         60.00                                              0.250
5092988        1-Sep-29        $ 399,751.38         87.91                              24              0.250
5093179        1-Oct-29        $ 525,000.00         63.64                                              0.250
5093270        1-Oct-29        $ 350,000.00         68.36                                              0.250
5093388        1-Sep-29        $ 343,051.75         80.00                                              0.250
5093528        1-Aug-29        $ 385,493.30         80.00                                              0.250
5093544        1-Sep-29        $ 287,791.55         80.00                                              0.250
5093552        1-Sep-29        $ 189,722.67         55.88                                              0.250
5093581        1-Aug-29        $ 471,321.09         76.13                                              0.250
5093650        1-Oct-29        $ 395,000.00         87.78                              11              0.250
5093806        1-Sep-29        $ 314,804.21         75.00                                              0.250
5093862        1-Oct-29        $ 399,000.00         64.35                                              0.250
5093896        1-Jul-29        $ 291,295.30         80.00                                              0.250
5093923        1-Jul-29        $ 285,873.96         60.32                                              0.250
5094015        1-Oct-29        $ 295,000.00         85.51                              06              0.250
5094062        1-Oct-29        $ 490,000.00         70.00                                              0.250
5094096        1-Oct-29        $ 250,400.00         69.99                                              0.250
5094246        1-Oct-29        $ 578,000.00         85.00                              01              0.250
5094702        1-Sep-29        $ 296,829.13         90.00                              12              0.250
5094862        1-Oct-29        $ 247,000.00         55.51                                              0.250
5095000        1-Aug-29        $ 389,500.91         74.29                                              0.250
5095288        1-Aug-29        $ 335,547.60         80.00                                              0.250
5095294        1-Sep-29        $ 382,465.95         69.94                                              0.250
5095325        1-Aug-29        $ 401,800.88         79.99                                              0.250
5095390        1-Oct-29        $ 261,100.00         70.00                                              0.250
5095497        1-Oct-29        $ 314,800.00         79.99                                              0.250
5096016        1-Oct-29        $ 350,000.00         66.67                                              0.250
5096186        1-Sep-29        $ 367,571.39         80.00                                              0.250
5096191        1-Sep-29        $ 405,960.18         80.00                                              0.250
5096192        1-Sep-29        $ 265,012.82         73.16                                              0.250
5096335        1-Aug-29        $ 331,753.65         80.00                                              0.250
5096338        1-Aug-29        $ 384,397.51         65.81                                              0.250
5096343        1-Oct-29        $ 256,500.00         95.00                              12              0.250
5096344        1-Aug-29        $ 293,079.11         79.99                                              0.250
5096357        1-Sep-29        $ 601,980.04         79.66                                              0.250
5096361        1-Aug-29        $ 349,424.55         66.67                                              0.250
5096744        1-Aug-29        $ 309,549.84         80.00                                              0.250
5096933        1-Sep-29        $ 245,417.73         80.00                                              0.250
5096967        1-Oct-29        $ 650,000.00         76.02                                              0.250
5097193        1-Sep-29        $ 459,474.23         80.00                                              0.250
5097587        1-Sep-29        $ 307,798.53         70.00                                              0.250
5097619        1-Sep-29        $ 449,713.05         45.82                                              0.250
5097645        1-Sep-29        $ 374,728.58         88.24                              01              0.250
5097672        1-Aug-29        $ 258,490.79         72.93                                              0.250
5097695        1-Aug-29        $ 299,564.36         54.69                                              0.250
5097697        1-Sep-29        $ 305,879.78         80.00                                              0.250
5097716        1-Sep-29        $ 419,732.18         80.00                                              0.250
5097724        1-Sep-29        $ 450,569.71         80.00                                              0.250
5097735        1-Aug-29        $ 283,607.82         80.00                                              0.250
5097748        1-Sep-29        $ 368,758.63         90.00                              01              0.250
5097828        1-Sep-29        $ 479,661.22         66.02                                              0.250
5097840        1-Jun-29        $ 602,234.65         80.00                                              0.250
5097849        1-Aug-29        $ 623,180.88         79.38                                              0.250
5097873        1-Jul-29        $ 447,021.04         80.00                                              0.250
5097886        1-Jul-29        $ 443,029.80         80.00                                              0.250
5097887        1-Sep-29        $ 649,574.81         44.44                                              0.250
5097907        1-Jun-29        $ 328,437.24         89.31                              12              0.250
5097917        1-Aug-29        $ 302,831.25         79.99                                              0.250
5097953        1-Aug-29        $ 349,354.57         79.99                                              0.250
5097955        1-Aug-29        $ 289,745.88         80.00                                              0.250
5097963        1-Aug-29        $ 280,711.83         80.00                                              0.250
5097970        1-Aug-29        $ 368,800.09         77.47                                              0.250
5097993        1-Oct-29        $ 620,000.00         67.39                                              0.250
5098104        1-Aug-29        $ 248,101.38         80.00                                              0.250
5098130        1-Aug-29        $ 389,283.89         79.99                                              0.250
5098136        1-Aug-29        $ 466,055.56         74.86                                              0.250
5098152        1-Aug-29        $ 329,430.17         56.60                                              0.250
5098177        1-Aug-29        $ 311,600.72         78.00                                              0.250
5098186        1-Aug-29        $ 299,553.33         54.14                                              0.250
5098335        1-Sep-29        $ 267,815.56         80.00                                              0.250
5098353        1-Sep-29        $ 291,513.10         80.00                                              0.250
5098370        1-Jul-29        $ 343,223.09         80.00                                              0.250
5098378        1-Jul-29        $ 648,779.49         60.47                                              0.250
5098398        1-Sep-29        $ 256,323.48         95.00                              17              0.250
5098408        1-Aug-29        $ 256,171.75         95.00                              06              0.250
5098411        1-Aug-29        $ 311,546.93         79.59                                              0.250
5098438        1-Aug-29        $ 325,050.51         68.53                                              0.250
5098440        1-Jul-29        $ 356,095.09         79.99                                              0.250
5098447        1-Jul-29        $ 279,372.69         70.00                                              0.250
5098457        1-Aug-29        $ 499,291.93         59.52                                              0.250
5098468        1-Aug-29        $ 349,491.75         48.95                                              0.250
5098478        1-Jul-29        $ 324,289.83         50.86                                              0.250
5098492        1-Mar-29        $ 393,002.37         80.00                                              0.250
5098493        1-Dec-28        $ 392,076.36         65.00                                              0.250
5098507        1-Sep-29        $ 427,182.74         75.00                                              0.250
5098508        1-Jul-29        $ 386,532.07         79.71                                              0.250
5098511        1-Jan-29        $ 373,228.62         80.00                                              0.250
5098513        1-Mar-29        $ 301,920.74         69.89                                              0.250
5098517        1-Mar-29        $ 86,733.70          65.56                                              0.250
5098520        1-Jul-29        $ 279,460.66         80.00                                              0.250
5098525        1-May-29        $ 87,366.49          74.36                                              0.250
5098528        1-Jun-28        $ 330,402.39         77.86                                              0.250
5098529        1-Aug-29        $ 271,584.79         80.00                                              0.250
5098531        1-Jul-24        $ 84,828.58          78.98                                              0.250
5098532        1-May-29        $ 278,838.96         80.00                                              0.250
5098536        1-Jun-29        $ 525,854.92         80.00                                              0.250
5098540        1-Jan-29        $ 396,979.22         80.00                                              0.250
5098541        1-Aug-29        $ 649,124.82         72.22                                              0.250
5098545        1-Jan-28        $ 236,203.40         73.85                                              0.250
5098551        1-Apr-29        $ 273,870.47         73.60                                              0.250
5098558        1-Oct-28        $ 344,791.97         80.00                                              0.250
5098677        1-Oct-28        $ 276,224.39         80.00                                              0.250
5098682        1-Jan-29        $ 379,473.03         79.96                                              0.250
5098685        1-Mar-29        $ 70,167.26          79.33                                              0.250
5098699        1-May-29        $ 376,700.11         72.38                                              0.250
5098714        1-Apr-29        $ 388,191.83         65.00                                              0.250
5098745        1-Mar-29        $ 974,682.85         65.33                                              0.250
5098750        1-Feb-29        $ 91,305.43          80.00                                              0.250
5098759        1-Jun-29        $ 285,099.47         71.50                                              0.250
5098765        1-Jul-29        $ 477,017.19         79.97                                              0.250
5098787        1-Jul-29        $ 351,171.23         80.00                                              0.250
5098796        1-Aug-29        $ 379,405.34         78.35                                              0.250
5098822        1-Jan-29        $ 263,788.23         80.00                                              0.250
5098832        1-May-29        $ 306,691.26         80.00                                              0.250
5098837        1-Jul-28        $ 177,396.41         80.00                                              0.250
5098846        1-May-29        $ 318,705.22         74.42                                              0.250
5098851        1-Jun-29        $ 482,359.44         74.29                                              0.250
5098861        1-Aug-28        $ 493,760.28         71.94                                              0.250
5098912        1-Jun-29        $ 330,384.28         43.68                                              0.250
5098920        1-May-29        $ 248,459.47         71.31                                              0.250
5098941        1-Jul-29        $ 246,473.62         95.00                              17              0.250
5098970        1-Aug-29        $ 267,139.81         88.28                              13              0.250
5098976        1-Jun-29        $ 288,044.10         83.53                              13              0.250
5098978        1-Jul-29        $ 289,397.31         89.24                              13              0.250
5098987        1-Apr-29        $ 67,692.42          66.67                                              0.250
5098993        1-Jul-29        $ 274,399.10         53.09                                              0.250
5099007        1-Jul-29        $ 355,134.38         69.20                                              0.250
5099008        1-Jul-29        $ 255,506.88         80.00                                              0.250
5099009        1-Jun-29        $ 336,383.69         77.14                                              0.250
5099029        1-May-29        $ 115,431.00         95.00                              13              0.250
5099036        1-Jun-28        $ 261,620.63         78.40                                              0.250
5099052        1-Jul-29        $ 356,239.18         86.02                              13              0.250
5099053        1-Jul-29        $ 259,402.82         54.17                                              0.250
5099056        1-Jul-29        $ 275,350.17         80.00                                              0.250
5099063        1-Feb-29        $ 397,511.96         72.73                                              0.250
5099066        1-Aug-29        $ 274,610.55         72.37                                              0.250
5099073        1-Jul-29        $ 359,173.13         80.00                                              0.250
5099075        1-May-29        $ 298,815.63         65.22                                              0.250
5099088        1-Jul-29        $ 339,098.28         80.00                                              0.250
5099097        1-Jun-29        $ 398,771.27         72.07                                              0.250
5099110        1-Jul-29        $ 42,667.66          95.00                              17              0.250
5099373        1-Aug-29        $ 359,450.45         80.00                                              0.250
5099378        1-Jul-29        $ 324,271.87         70.65                                              0.250
5099384        1-Jul-29        $ 323,255.82         80.00                                              0.250
5099393        1-Aug-29        $ 339,374.15         61.82                                              0.250
5099402        1-Aug-29        $ 324,466.17         56.52                                              0.250
5099409        1-Jul-29        $ 441,483.65         74.37                                              0.250
5099415        1-Jul-29        $ 252,418.90         89.72                              06              0.250
5099436        1-Aug-29        $ 264,595.48         53.54                                              0.250
5099447        1-Jul-29        $ 458,969.42         80.00                                              0.250
5099449        1-Aug-29        $ 424,367.21         68.00                                              0.250
5099461        1-Jul-29        $ 370,397.32         75.00                                              0.250
5099472        1-Aug-29        $ 319,511.52         80.00                                              0.250
5099474        1-Jul-29        $ 390,757.11         80.00                                              0.250
5099484        1-Jul-29        $ 329,242.05         89.92                              06              0.250
5099489        1-Sep-29        $ 309,786.66         49.60                                              0.250
5099508        1-Sep-29        $ 524,665.22         70.00                                              0.250
5099535        1-Jun-29        $ 285,683.26         75.00                                              0.250
5099544        1-Jul-29        $ 429,036.62         74.14                                              0.250
5099549        1-Jul-29        $ 339,256.51         80.00                                              0.250
5099561        1-Aug-29        $ 269,627.16         90.00                              13              0.250
5099570        1-Jul-29        $ 394,168.10         80.00                                              0.250
5099575        1-Aug-29        $ 514,233.21         60.95                                              0.250
5099587        1-Jul-29        $ 271,359.59         80.00                                              0.250
5099603        1-Jun-29        $ 334,861.15         80.00                                              0.250
5099619        1-Feb-29        $ 179,320.91         95.00                              17              0.250
5099624        1-Apr-29        $ 470,780.29         79.99                                              0.250
5099636        1-Mar-29        $ 104,416.11         75.00                                              0.250
5099647        1-Jul-29        $ 259,402.82         80.00                                              0.250
5099662        1-Jul-29        $ 330,300.93         79.78                                              0.250
5099671        1-Aug-29        $ 158,906.54         94.99                              17              0.250
5099673        1-Aug-29        $ 289,297.13         61.31                                              0.250
5099679        1-Jul-29        $ 267,109.53         70.00                                              0.250
5099683        1-Feb-29        $ 357,143.50         90.00                              17              0.250
5099695        1-Sep-29        $ 299,782.87         65.11                                              0.250
5099704        1-Jul-29        $ 443,977.93         50.86                                              0.250
5099733        1-Aug-29        $ 299,553.32         74.07                                              0.250
5099758        1-Aug-29        $ 396,908.15         74.30                                              0.250
5099773        1-Sep-29        $ 349,740.25         66.67                                              0.250
5099785        1-Aug-29        $ 255,528.27         80.00                                              0.250
5099901        1-Oct-29        $ 311,250.00         75.00                                              0.250
5099991        1-Sep-29        $ 318,163.70         80.00                                              0.250
5100066        1-Nov-28        $ 570,652.19         77.32                                              0.250
5100077        1-Jul-29        $ 273,915.00         90.00                              17              0.250
5100085        1-Jan-29        $ 840,757.17         70.00                                              0.250
5100106        1-Jun-29        $ 273,569.01         79.71                                              0.250
5100129        1-Sep-29        $ 267,703.69         93.65                              11              0.250
5100146        1-Sep-29        $ 269,814.19         61.11                                              0.250
5100154        1-Aug-29        $ 302,737.16         80.00                                              0.250
5100168        1-Sep-29        $ 454,612.36         79.96                                              0.250
5100173        1-Sep-29        $ 408,618.60         70.00                                              0.250
5100178        1-Aug-29        $ 194,730.72         47.56                                              0.250
5100191        1-Sep-29        $ 262,836.54         45.34                                              0.250
5100212        1-Sep-29        $ 314,316.56         64.33                                              0.250
5100223        1-Aug-29        $ 299,596.08         43.53                                              0.250
5100229        1-Sep-29        $ 391,466.45         79.99                                              0.250
5100230        1-Sep-29        $ 300,912.85         79.99                                              0.250
5100248        1-Sep-29        $ 367,826.82         90.00                              11              0.250
5100259        1-Aug-29        $ 311,447.07         79.99                                              0.250
5100330        1-Sep-29        $ 358,453.14         80.00                                              0.250
5100336        1-Sep-29        $ 421,894.42         80.00                                              0.250
5100341        1-Jul-29        $ 299,293.66         52.45                                              0.250
5100345        1-Aug-29        $ 289,399.16         79.99                                              0.250
5100359        1-Aug-29        $ 509,277.76         76.59                                              0.250
5100365        1-Sep-29        $ 287,786.26         80.00                                              0.250
5100371        1-Jul-29        $ 374,117.08         75.00                                              0.250
5100378        1-Aug-29        $ 374,441.66         50.07                                              0.250
5100380        1-Sep-29        $ 218,380.64         95.00                              11              0.250
5100385        1-Sep-29        $ 357,747.32         80.00                                              0.250
5100388        1-Sep-29        $ 268,315.21         71.70                                              0.250
5100393        1-Aug-29        $ 439,361.04         80.00                                              0.250
5100394        1-Sep-29        $ 399,710.49         38.28                                              0.250
5100398        1-Aug-29        $ 315,552.18         73.49                                              0.250
5100406        1-Sep-29        $ 359,719.16         80.00                                              0.250
5100410        1-Sep-29        $ 289,800.42         76.32                                              0.250
5100416        1-Aug-29        $ 259,391.90         63.41                                              0.250
5100431        1-Aug-29        $ 497,543.36         74.51                                              0.250
5100439        1-Sep-29        $ 366,947.29         80.00                                              0.250
5100462        1-Sep-29        $ 448,483.24         80.00                                              0.250
5100468        1-Sep-29        $ 429,223.14         79.95                                              0.250
5100472        1-Sep-29        $ 358,933.42         80.00                                              0.250
5100476        1-Sep-29        $ 321,267.30         34.89                                              0.250
5100480        1-Sep-29        $ 307,759.72         80.00                                              0.250
5100481        1-Sep-29        $ 399,703.14         54.79                                              0.250
5100483        1-Jul-29        $ 462,960.45         77.33                                              0.250
5100488        1-Aug-29        $ 313,566.40         80.00                                              0.250
5100491        1-Sep-29        $ 326,763.32         62.05                                              0.250
5100498        1-Aug-29        $ 263,626.14         80.00                                              0.250
5100500        1-Aug-29        $ 453,034.15         80.00                                              0.250
5100502        1-Aug-29        $ 307,517.99         80.00                                              0.250
5100505        1-Aug-29        $ 269,597.99         90.00                              06              0.250
5100506        1-Aug-29        $ 399,389.37         31.37                                              0.250
5100511        1-Sep-29        $ 323,777.02         80.00                                              0.250
5100512        1-Sep-29        $ 251,743.42         94.99                              11              0.250
5100515        1-Aug-29        $ 399,389.39         44.44                                              0.250
5100528        1-Aug-29        $ 267,580.59         80.00                                              0.250
5100537        1-Mar-29        $ 188,917.25         95.00                              06              0.250
5100539        1-Sep-29        $ 282,190.41         80.00                                              0.250
5100540        1-Sep-29        $ 349,752.97         63.64                                              0.250
5100545        1-Sep-29        $ 347,754.38         80.00                                              0.250
5100550        1-Aug-29        $ 343,146.84         80.00                                              0.250
5100570        1-Sep-29        $ 206,021.87         95.00                              17              0.250
5100585        1-May-29        $ 299,073.75         73.61                                              0.250
5100590        1-Sep-29        $ 283,314.55         90.00                              13              0.250
5100594        1-Sep-29        $ 269,789.37         80.00                                              0.250
5100601        1-Dec-28        $ 309,556.92         70.95                                              0.250
5100605        1-Sep-29        $ 398,945.44         80.00                                              0.250
5100610        1-Oct-29        $ 404,000.00         80.00                                              0.250
5100617        1-Sep-29        $ 649,085.83         79.79                                              0.250
5100619        1-May-29        $ 398,420.82         55.56                                              0.250
5100626        1-Sep-29        $ 300,617.77         80.00                                              0.250
5100634        1-Aug-29        $ 420,923.70         80.00                                              0.250
5100636        1-Aug-29        $ 359,562.28         60.50                                              0.250
5100641        1-Sep-29        $ 255,823.82         73.14                                              0.250
5100647        1-Sep-29        $ 268,300.73         84.30                              06              0.250
5100650        1-Aug-29        $ 358,637.88         80.00                                              0.250
5100655        1-Aug-29        $ 299,564.34         80.00                                              0.250
5100659        1-Sep-29        $ 321,078.88         70.00                                              0.250
5100661        1-Aug-29        $ 315,605.81         80.00                                              0.250
5100662        1-Sep-29        $ 370,931.33         80.00                                              0.250
5100682        1-Sep-29        $ 499,681.16         80.00                                              0.250
5100686        1-Sep-29        $ 443,678.64         55.92                                              0.250
5100690        1-Sep-29        $ 269,409.72         80.00                                              0.250
5100697        1-Sep-29        $ 399,622.16         66.66                                              0.250
5100705        1-Aug-29        $ 149,808.02         69.12                                              0.250
5100712        1-Sep-29        $ 279,816.83         73.68                                              0.250
5100716        1-Sep-29        $ 330,272.55         50.85                                              0.250
5100720        1-Sep-29        $ 299,782.86         63.16                                              0.250
5100724        1-Sep-29        $ 387,205.14         41.33                                              0.250
5100725        1-Sep-29        $ 285,393.29         79.99                                              0.250
5100732        1-Sep-29        $ 119,923.47         64.86                                              0.250
5100735        1-Jul-29        $ 371,356.92         90.00                              11              0.250
5100741        1-Sep-29        $ 374,766.91         52.08                                              0.250
5100743        1-Sep-29        $ 269,759.47         79.99                                              0.250
5100744        1-Aug-29        $ 287,551.54         80.00                                              0.250
5100751        1-Aug-29        $ 331,505.66         79.88                                              0.250
5100753        1-Sep-29        $ 299,793.54         61.32                                              0.250
5100757        1-Sep-29        $ 273,151.11         66.02                                              0.250
5100759        1-Jul-29        $ 273,343.97         67.65                                              0.250
5100767        1-Aug-29        $ 309,560.99         65.85                                              0.250
5100769        1-Sep-29        $ 484,640.05         79.84                                              0.250
5100774        1-Aug-29        $ 344,440.53         58.67                                              0.250
5100778        1-Sep-29        $ 109,933.36         55.58                                              0.250
5100783        1-Aug-29        $ 485,170.47         73.63                                              0.250
5100784        1-Sep-29        $ 359,764.50         80.00                                              0.250
5100790        1-Aug-29        $ 369,875.45         80.00                                              0.250
5100796        1-Aug-29        $ 267,100.20         80.00                                              0.250
5100798        1-Sep-29        $ 276,809.36         72.89                                              0.250
5100799        1-Sep-29        $ 280,211.85         80.00                                              0.250
5100801        1-Sep-29        $ 320,586.99         79.99                                              0.250
5100802        1-Sep-29        $ 89,934.57          90.00                              06              0.250
5100811        1-Sep-29        $ 115,924.12         80.00                                              0.250
5100815        1-Aug-29        $ 289,647.39         84.80                              17              0.250
5100817        1-Aug-29        $ 343,512.85         80.00                                              0.250
5100821        1-Sep-29        $ 264,613.11         80.00                                              0.250
5100823        1-Sep-29        $ 499,628.92         64.52                                              0.250
5100825        1-Aug-29        $ 436,365.41         68.60                                              0.250
5100827        1-Aug-29        $ 74,906.43          59.52                                              0.250
5100828        1-Sep-29        $ 311,785.28         80.00                                              0.250
5100832        1-Sep-29        $ 101,585.17         95.00                              01              0.250
5100833        1-Sep-29        $ 300,959.14         80.00                                              0.250
5100837        1-Sep-29        $ 269,914.11         88.56                              11              0.250
5100840        1-Sep-29        $ 308,758.95         61.80                                              0.250
5100844        1-Aug-29        $ 319,546.84         80.00                                              0.250
5100845        1-Sep-29        $ 474,673.11         65.67                                              0.250
5100848        1-Jun-29        $ 368,945.25         79.23                                              0.250
5100851        1-Sep-29        $ 326,919.09         74.99                                              0.250
5100855        1-Sep-29        $ 294,786.48         74.84                                              0.250
5100858        1-Sep-29        $ 268,115.35         80.00                                              0.250
5100862        1-Aug-29        $ 110,665.27         69.98                                              0.250
5100863        1-Sep-29        $ 264,643.39         72.60                                              0.250
5100867        1-Sep-29        $ 119,932.72         94.49                              11              0.250
5100871        1-Sep-29        $ 503,606.83         80.00                                              0.250
5100875        1-Aug-29        $ 417,263.44         80.00                                              0.250
5100878        1-Sep-29        $ 248,891.27         79.97                                              0.250
5101005        1-Sep-29        $ 92,947.86          69.92                                              0.250
5101012        1-Sep-29        $ 261,832.93         63.13                                              0.250
5101022        1-Aug-29        $ 304,577.84         79.98                                              0.250
5101025        1-Sep-29        $ 374,735.32         75.76                                              0.250
5101031        1-Sep-29        $ 290,100.21         79.99                                              0.250
5101035        1-Aug-29        $ 305,100.29         80.00                                              0.250
5101039        1-Sep-29        $ 318,896.51         79.99                                              0.250
5101042        1-Aug-29        $ 310,770.67         80.00                                              0.250
5101047        1-Sep-29        $ 317,781.15         90.00                              06              0.250
5101054        1-Aug-29        $ 196,454.61         77.14                                              0.250
5101065        1-Sep-29        $ 423,815.43         77.25                                              0.250
5101100        1-Sep-29        $ 255,828.23         80.00                                              0.250
5101103        1-Sep-29        $ 299,782.86         70.59                                              0.250
5101109        1-Sep-29        $ 382,929.53         80.00                                              0.250
5101110        1-Sep-29        $ 378,989.00         80.00                                              0.250
5101117        1-Sep-29        $ 321,766.94         80.00                                              0.250
5101120        1-Sep-28        $ 321,244.16         83.33                              01              0.250
5101125        1-Aug-29        $ 367,122.24         79.99                                              0.250
5101127        1-Jul-29        $ 299,275.99         37.50                                              0.250
5101132        1-Sep-29        $ 263,798.36         53.54                                              0.250
5101137        1-Sep-29        $ 372,323.47         90.00                              11              0.250
5101141        1-Sep-29        $ 415,698.90         80.00                                              0.250
5101142        1-Aug-29        $ 484,946.17         80.00                                              0.250
5101146        1-Aug-29        $ 371,085.27         80.00                                              0.250
5101149        1-Sep-24        $ 480,512.54         49.34                                              0.250
5101151        1-Sep-29        $ 295,806.37         80.00                                              0.250
5101158        1-Sep-29        $ 293,435.40         80.00                                              0.250
5101162        1-Sep-29        $ 299,765.97         52.95                                              0.250
5101170        1-Jul-29        $ 609,874.61         79.99                                              0.250
5101229        1-Jun-29        $ 288,909.16         74.36                                              0.250
5101236        1-Sep-29        $ 349,787.97         56.45                                              0.250
5101244        1-Aug-29        $ 324,539.74         73.01                                              0.250
5101251        1-Sep-29        $ 367,753.07         80.00                                              0.250
5101273        1-Sep-29        $ 336,168.49         79.99                                              0.250
5101278        1-Sep-29        $ 469,659.82         74.13                                              0.250
5101281        1-Sep-29        $ 359,732.82         66.67                                              0.250
5101284        1-Aug-29        $ 268,289.49         80.00                                              0.250
5101293        1-Aug-29        $ 359,490.18         80.00                                              0.250
5101295        1-Sep-29        $ 435,692.27         80.00                                              0.250
5101300        1-Sep-29        $ 350,570.52         70.01                                              0.250
5101310        1-Aug-29        $ 258,467.18         69.07                                              0.250
5101328        1-Aug-29        $ 296,474.49         46.99                                              0.250
5101342        1-Sep-29        $ 331,771.51         80.00                                              0.250
5101344        1-Sep-29        $ 281,610.92         79.98                                              0.250
5101348        1-Sep-29        $ 251,803.41         70.00                                              0.250
5101349        1-Sep-29        $ 291,793.90         80.00                                              0.250
5101351        1-Aug-29        $ 269,217.93         64.24                                              0.250
5101356        1-Sep-29        $ 335,744.33         80.00                                              0.250
5101359        1-Sep-29        $ 376,334.20         80.00                                              0.250
5101361        1-Sep-29        $ 272,626.04         79.99                                              0.250
5101363        1-Sep-29        $ 339,741.28         80.00                                              0.250
5101367        1-Sep-29        $ 278,626.70         80.00                                              0.250
5101371        1-Sep-29        $ 283,804.55         80.00                                              0.250
5101374        1-Aug-29        $ 287,571.18         80.00                                              0.250
5101376        1-Sep-29        $ 90,938.94          91.00                              06              0.250
5101380        1-Aug-29        $ 299,575.15         68.18                                              0.250
5101381        1-Aug-29        $ 370,687.40         79.98                                              0.250
5101385        1-Sep-29        $ 340,859.25         90.00                              06              0.250
5101389        1-Sep-29        $ 298,019.34         70.00                                              0.250
5101392        1-Sep-29        $ 399,738.34         71.11                                              0.250
5101461        1-Sep-29        $ 299,818.26         83.33                              11              0.250
5101783        1-Sep-29        $ 261,715.16         90.00                              06              0.250
5101875        1-Aug-29        $ 308,516.45         75.00                                              0.250
5102440        1-Jun-29        $ 304,661.26         80.00                                              0.250
5102514        1-Oct-29        $ 349,900.00         79.99                                              0.250
5102709        1-Jun-29        $ 598,156.91         48.00                                              0.250
5102731        1-Sep-29        $ 499,619.54         78.74                                              0.250
5103134        1-Sep-29        $ 283,309.78         90.00                              11              0.250
5103484        1-Oct-29        $ 95,000.00          65.52                                              0.250
5104411        1-Jul-29        $ 253,430.96         80.00                                              0.250
5105102        1-Oct-29        $ 320,000.00         68.03                                              0.250
5106782        1-Oct-29        $ 263,900.00         79.99                                              0.250
6447253        1-Aug-27        $ 522,378.36         76.00                                              0.250
6667920        1-May-28        $ 575,450.17         79.97                                              0.250
6827925        1-May-28        $ 267,601.47         89.84                              17              0.250
6881054        1-Aug-29        $ 349,504.36         79.11                                              0.250
6915215        1-Aug-29        $ 291,575.97         83.43                              17              0.250
6930080        1-Aug-29        $ 286,103.41         79.58                                              0.250
7070825        1-Jun-29        $ 277,067.26         65.39                                              0.250
7073286        1-Sep-29        $ 322,283.61         88.36                              01              0.250
7124636        1-Sep-29        $ 434,692.98         77.68                                              0.250
7167759        1-Aug-29        $ 531,167.47         79.77                                              0.250
7193118        1-Sep-29        $ 291,813.80         80.00                                              0.250
7257063        1-Sep-29        $ 329,784.13         70.21                                              0.250
7292685        1-Sep-29        $ 505,395.67         80.00                                              0.250
7322944        1-Jan-29        $ 315,071.26         79.99                                              0.250
7361650        1-Sep-29        $ 471,613.10         80.00                                              0.250
7364746        1-Sep-29        $ 295,763.29         67.27                                              0.250
7393083        1-Aug-29        $ 291,068.51         80.00                                              0.250
7402387        1-Sep-29        $ 333,675.65         79.99                                              0.250
7407301        1-Oct-29        $ 298,800.00         89.73                              01              0.250
7448004        1-Jul-29        $ 313,341.98         90.00                              11              0.250
7498424        1-Jul-29        $ 364,087.21         80.00                                              0.250
7509296        1-Apr-29        $ 420,289.33         80.00                                              0.250
7524687        1-Aug-29        $ 277,653.21         80.00                                              0.250
7527758        1-Sep-29        $ 323,761.68         80.00                                              0.250
7543855        1-Aug-29        $ 343,536.82         79.23                                              0.250
7545361        1-Aug-29        $ 279,593.41         80.00                                              0.250
7547728        1-Sep-29        $ 474,631.00         79.17                                              0.250
7556045        1-Sep-29        $ 335,735.38         80.00                                              0.250
7560504        1-Jul-29        $ 413,859.66         79.99                                              0.250
7564177        1-Mar-29        $ 288,376.28         74.18                                              0.250
7570692        1-Sep-29        $ 283,794.45         80.00                                              0.250
7575744        1-Apr-29        $ 358,113.95         80.00                                              0.250
7576368        1-Aug-29        $ 289,510.57         76.92                                              0.250
7585654        1-Jul-29        $ 293,114.35         94.99                              17              0.250
7600807        1-Sep-29        $ 304,843.91         80.00                                              0.250
7604444        1-Sep-29        $ 293,232.22         80.00                                              0.250
7614866        1-Aug-29        $ 314,442.63         78.32                                              0.250
7617226        1-Aug-29        $ 262,563.56         80.00                                              0.250
7628999        1-Sep-29        $ 299,808.70         91.76                              01              0.250
7632588        1-Sep-29        $ 410,381.38         75.25                                              0.250
7642149        1-Apr-29        $ 404,667.90         80.00                                              0.250
7648261        1-Aug-29        $ 323,755.04         79.99                                              0.250
7648451        1-Sep-29        $ 291,289.02         47.02                                              0.250
7649247        1-Aug-29        $ 373,465.64         80.00                                              0.250
7665403        1-Jun-29        $ 480,781.43         80.00                                              0.250
7666935        1-Aug-29        $ 370,404.86         79.27                                              0.250
7670066        1-Sep-29        $ 319,785.28         80.00                                              0.250
7673955        1-Aug-29        $ 278,828.34         80.00                                              0.250
7674844        1-Oct-29        $ 383,042.00         76.61                                              0.250
7676883        1-Aug-29        $ 445,607.58         70.00                                              0.250
7678903        1-Oct-29        $ 283,600.00         80.00                                              0.250
7682569        1-Sep-29        $ 365,328.67         80.00                                              0.250
7683228        1-Sep-29        $ 330,155.12         90.00                              17              0.250
7686905        1-Sep-29        $ 431,571.36         80.00                                              0.250
7687598        1-Aug-29        $ 299,616.08         90.93                              11              0.250
7688136        1-Sep-29        $ 649,517.61         54.17                                              0.250
7700348        1-Jul-29        $ 285,708.82         80.00                                              0.250
7707134        1-Aug-29        $ 998,653.56         34.78                                              0.250
7708495        1-Apr-29        $ 272,646.74         80.00                                              0.250
7709732        1-Aug-29        $ 267,810.54         90.00                              17              0.250
7710403        1-Aug-29        $ 748,883.30         75.00                                              0.250
7721283        1-Sep-29        $ 299,788.26         94.01                              11              0.250
7723157        1-Aug-29        $ 406,796.39         80.00                                              0.250
7727221        1-Aug-29        $ 377,879.12         90.00                              33              0.250
7731551        1-Jul-29        $ 280,245.11         90.00                              17              0.250
7731555        1-Jun-29        $ 381,093.18         90.00                              01              0.250
7732629        1-Sep-29        $ 624,500.20         55.56                                              0.250
7733080        1-Sep-29        $ 627,545.48         80.00                                              0.250
7733333        1-Jul-29        $ 399,285.57         79.99                                              0.250
7734474        1-Sep-29        $ 313,909.71         90.00                              11              0.250
7735542        1-Oct-29        $ 590,000.00         78.67                                              0.250
7739168        1-Aug-29        $ 268,456.02         79.98                                              0.250
7740825        1-Jun-29        $ 406,169.15         70.00                                              0.250
7743169        1-Aug-29        $ 260,221.58         94.99                              17              0.250
7744321        1-Sep-29        $ 309,802.32         79.49                                              0.250
7745666        1-Jul-29        $ 350,073.81         89.97                              01              0.250
7746122        1-Jul-29        $ 280,999.88         80.00                                              0.250
7746950        1-Aug-29        $ 310,748.11         80.00                                              0.250
7747309        1-Aug-29        $ 353,011.85         79.94                                              0.250
7747876        1-Sep-29        $ 275,805.20         80.00                                              0.250
7749757        1-Sep-29        $ 317,472.37         80.00                                              0.250
7752374        1-Jun-29        $ 299,078.44         68.97                                              0.250
7752568        1-Jul-29        $ 471,282.34         80.00                                              0.250
7753235        1-Jul-29        $ 342,093.68         80.00                                              0.250
7753305        1-Jul-29        $ 273,501.07         94.99                              11              0.250
7756830        1-Aug-29        $ 359,436.64         80.00                                              0.250
7761524        1-Sep-29        $ 388,558.34         90.00                              11              0.250
7763751        1-Jun-29        $ 433,331.22         79.99                                              0.250
7765189        1-Aug-29        $ 279,114.79         80.00                                              0.250
7766574        1-Jul-29        $ 310,766.58         71.20                                              0.250
7771798        1-Jul-29        $ 358,827.90         89.59                              01              0.250
7773662        1-Sep-29        $ 139,890.78         50.29                                              0.250
7775887        1-Aug-29        $ 253,919.96         90.40                              17              0.250
7777035        1-Aug-29        $ 335,499.72         70.00                                              0.250
7778328        1-Jul-29        $ 314,995.17         70.00                                              0.250
7779402        1-Aug-29        $ 469,877.92         84.92                              17              0.250
7780706        1-Aug-29        $ 424,550.93         80.00                                              0.250
7781255        1-Aug-29        $ 155,805.40         56.73                                              0.250
7782362        1-Sep-29        $ 304,805.52         79.43                                              0.250
7782866        1-Jul-29        $ 375,114.73         80.00                                              0.250
7782959        1-Aug-29        $ 277,975.02         80.00                                              0.250
7784516        1-Sep-29        $ 359,732.83         80.00                                              0.250
7785309        1-Aug-29        $ 315,457.93         68.25                                              0.250
7789708        1-Sep-29        $ 524,610.37         76.09                                              0.250
7792524        1-Sep-29        $ 258,193.36         95.00                              17              0.250
7792544        1-Jul-29        $ 310,520.01         80.00                                              0.250
7793307        1-Aug-29        $ 246,499.92         95.00                              01              0.250
7795016        1-Aug-29        $ 260,924.10         95.00                              01              0.250
7796695        1-Sep-29        $ 327,721.35         80.00                                              0.250
7796913        1-Jul-29        $ 290,231.86         79.99                                              0.250
7797019        1-Aug-29        $ 263,762.02         95.00                              11              0.250
7798033        1-Aug-29        $ 547,319.99         80.00                                              0.250
7798377        1-Jul-29        $ 429,036.65         67.58                                              0.250
7798962        1-Sep-29        $ 609,946.99         80.00                                              0.250
7799946        1-Aug-29        $ 276,048.55         57.59                                              0.250
7800560        1-Sep-29        $ 439,673.46         40.00                                              0.250
7802266        1-Sep-29        $ 299,813.53         77.53                                              0.250
7805481        1-Aug-29        $ 342,771.87         80.00                                              0.250
7806052        1-Sep-29        $ 359,752.25         73.47                                              0.250
7806062        1-Sep-29        $ 518,651.76         74.68                                              0.250
7806903        1-Sep-29        $ 316,552.43         80.00                                              0.250
7808899        1-Aug-29        $ 534,242.36         69.93                                              0.250
7813049        1-Aug-29        $ 243,837.55         95.00                              17              0.250
7813824        1-Sep-29        $ 319,668.47         70.00                                              0.250
7816064        1-Aug-29        $ 263,262.66         80.00                                              0.250
7816767        1-Sep-29        $ 378,739.18         88.34                              11              0.250
7819900        1-Sep-29        $ 439,630.34         68.75                                              0.250
7820750        1-Sep-29        $ 262,832.30         87.67                              11              0.250
7820908        1-Aug-29        $ 444,385.49         72.36                                              0.250
7821468        1-Sep-29        $ 255,819.31         80.00                                              0.250
7823406        1-Sep-29        $ 379,751.43         95.00                              01              0.250
7823782        1-Sep-29        $ 374,446.53         80.00                                              0.250
7824446        1-Aug-29        $ 559,318.10         70.00                                              0.250
7826895        1-Jul-29        $ 379,012.96         80.00                                              0.250
7829556        1-Sep-29        $ 375,427.87         62.67                                              0.250
7829626        1-Sep-29        $ 359,776.24         80.00                                              0.250
7830232        1-Sep-29        $ 376,534.06         80.00                                              0.250
7830914        1-Sep-29        $ 273,688.96         95.00                              11              0.250
7832201        1-Sep-29        $ 324,770.62         79.08                                              0.250
7832455        1-Aug-29        $ 314,553.91         79.55                                              0.250
7832632        1-Jul-29        $ 305,710.01         79.99                                              0.250
7834786        1-Sep-29        $ 300,905.04         80.00                                              0.250
7836493        1-Sep-29        $ 319,779.78         80.00                                              0.250
7837429        1-Aug-29        $ 411,186.42         74.87                                              0.250
7838041        1-Sep-29        $ 275,245.43         80.00                                              0.250
7838133        1-Aug-29        $ 317,053.06         79.99                                              0.250
7838448        1-Sep-29        $ 333,797.66         80.00                                              0.250
7840463        1-Aug-29        $ 257,020.67         90.00                              11              0.250
7840665        1-Sep-29        $ 399,744.93         68.97                                              0.250
7841372        1-Sep-29        $ 287,012.13         80.00                                              0.250
7844363        1-Sep-29        $ 179,885.22         70.59                                              0.250
7844401        1-Aug-29        $ 314,596.89         87.50                              17              0.250
7844936        1-Aug-29        $ 374,507.74         61.48                                              0.250
7848651        1-Sep-29        $ 279,830.37         85.63                              06              0.250
7848871        1-Oct-29        $ 269,600.00         80.00                                              0.250
7849320        1-Aug-29        $ 284,625.88         75.00                                              0.250
7852805        1-Aug-29        $ 349,585.25         47.30                                              0.250
7854955        1-Sep-29        $ 314,818.77         31.50                                              0.250
7855547        1-Aug-29        $ 294,032.76         80.00                                              0.250
7856062        1-Sep-29        $ 153,654.44         75.00                                              0.250
7856409        1-Aug-29        $ 357,741.60         90.00                              11              0.250
7856719        1-Aug-29        $ 459,411.32         80.00                                              0.250
7857312        1-Sep-29        $ 299,798.71         80.00                                              0.250
7858603        1-Sep-29        $ 59,965.48          47.43                                              0.250
7859304        1-Aug-29        $ 349,540.55         48.28                                              0.250
7859459        1-Aug-29        $ 666,667.33         75.00                                              0.250
7859690        1-Aug-29        $ 343,559.77         80.00                                              0.250
7861762        1-Sep-29        $ 431,731.49         80.00                                              0.250
7862029        1-Sep-29        $ 339,794.02         80.00                                              0.250
7864645        1-Aug-29        $ 263,635.45         78.81                                              0.250
7865152        1-Aug-29        $ 258,660.01         69.07                                              0.250
7865521        1-Aug-29        $ 351,549.54         79.64                                              0.250
7867797        1-Oct-29        $ 276,000.00         80.00                                              0.250
7867840        1-Sep-29        $ 399,325.00         90.00                              06              0.250
7868044        1-Aug-29        $ 282,609.20         77.53                                              0.250
7868928        1-Sep-29        $ 349,759.14         74.38                                              0.250
7869148        1-Sep-29        $ 252,688.76         89.99                              01              0.250
7870492        1-Sep-29        $ 369,751.74         69.81                                              0.250
7871504        1-Sep-29        $ 406,113.17         78.46                                              0.250
7871795        1-Oct-29        $ 360,000.00         80.00                                              0.250
7871820        1-Sep-29        $ 267,824.69         63.51                                              0.250
7872565        1-Aug-29        $ 913,768.01         75.00                                              0.250
7873189        1-Sep-29        $ 378,964.31         80.00                                              0.250
7873849        1-Aug-29        $ 414,541.09         70.00                                              0.250
7874673        1-Sep-29        $ 428,247.54         80.00                                              0.250
7876719        1-Aug-29        $ 429,582.90         80.00                                              0.250
7877716        1-Sep-29        $ 293,797.68         70.00                                              0.250
7878255        1-Sep-29        $ 339,760.03         80.00                                              0.250
7878400        1-Sep-29        $ 299,793.54         73.35                                              0.250
7878826        1-Sep-29        $ 279,454.69         73.30                                              0.250
7879138        1-Sep-29        $ 409,717.85         65.60                                              0.250
7879484        1-Sep-29        $ 374,735.32         66.73                                              0.250
7879807        1-Sep-29        $ 259,821.07         80.00                                              0.250
7880063        1-Oct-29        $ 266,000.00         59.83                                              0.250
7880273        1-Sep-29        $ 105,935.78         80.00                                              0.250
7881448        1-Sep-29        $ 249,832.26         65.96                                              0.250
7881935        1-Sep-29        $ 149,826.93         75.00                                              0.250
7882053        1-Sep-29        $ 547,622.87         80.00                                              0.250
7883672        1-Sep-29        $ 281,066.03         75.00                                              0.250
7889187        1-Sep-29        $ 482,659.10         70.00                                              0.250
7891056        1-Sep-29        $ 282,809.44         80.00                                              0.250
7893014        1-Sep-29        $ 342,957.77         80.00                                              0.250
7893202        1-Sep-29        $ 343,763.26         80.00                                              0.250
7894151        1-Sep-29        $ 287,811.61         80.00                                              0.250
7895068        1-Sep-29        $ 435,707.46         80.00                                              0.250
7897477        1-Sep-29        $ 329,395.13         80.00                                              0.250
7897566        1-Sep-29        $ 283,823.47         94.98                              17              0.250
7903633        1-Sep-29        $ 523,682.56         80.00                                              0.250
7913061        1-Sep-29        $ 305,778.53         80.00                                              0.250
7913819        1-Sep-29        $ 315,808.56         80.00                                              0.250
7924853        1-Oct-29        $ 500,000.00         37.74                                              0.250

                           $ 335,280,618.68




(i)                (xv)         (xvI)
-----          -----------   --------

MORTGAGE          MASTER        FIXED
LOAN             SERVICE      RETAINE
NUMBER             FEE          YIELD
--------       -----------   --------
4721988           0.017         0.583
4790607           0.017         0.358
4842602           0.017         0.000
4862755           0.017         0.000
4863365           0.017         0.000
4866334           0.017         0.108
4883761           0.017         1.108
4887519           0.017         0.858
4914951           0.017         1.108
4933914           0.017         1.233
4946332           0.017         0.858
4951278           0.017         1.108
4998583           0.017         0.000
5000698           0.017         0.000
5000945           0.017         0.000
5001008           0.017         0.358
5001918           0.017         1.483
5006391           0.017         0.608
5006909           0.017         0.483
5009293           0.017         0.608
5012370           0.017         1.608
5015914           0.017         0.983
5016668           0.017         2.108
5017365           0.017         0.983
5020943           0.017         0.108
5024747           0.017         0.983
5029106           0.017         0.608
5029489           0.017         0.983
5031404           0.017         0.000
5031647           0.017         0.358
5032123           0.017         0.000
5032549           0.017         0.108
5040185           0.017         0.108
5040331           0.017         0.608
5041093           0.017         0.000
5041519           0.017         0.233
5041813           0.017         0.000
5042655           0.017         0.358
5042760           0.017         0.608
5042813           0.017         0.000
5043089           0.017         0.000
5044174           0.017         0.000
5045007           0.017         0.483
5045985           0.017         1.233
5045990           0.017         0.000
5048234           0.017         0.358
5048900           0.017         0.358
5051400           0.017         0.483
5052226           0.017         0.733
5053243           0.017         0.000
5053955           0.017         0.733
5054707           0.017         0.983
5055319           0.017         0.608
5055330           0.017         0.108
5055811           0.017         0.608
5056337           0.017         0.358
5056698           0.017         1.733
5057454           0.017         0.358
5057633           0.017         0.608
5057655           0.017         0.608
5058187           0.017         0.000
5059103           0.017         0.358
5059246           0.017         0.483
5059660           0.017         0.983
5060957           0.017         0.000
5061416           0.017         0.000
5062075           0.017         0.233
5062563           0.017         1.108
5062572           0.017         0.608
5063869           0.017         0.483
5064150           0.017         0.608
5064181           0.017         0.108
5064326           0.017         0.858
5064697           0.017         0.733
5064714           0.017         0.733
5065149           0.017         1.108
5066483           0.017         0.358
5066835           0.017         0.608
5066900           0.017         0.000
5066959           0.017         1.233
5067195           0.017         0.983
5068041           0.017         0.733
5068257           0.017         0.983
5068864           0.017         0.733
5069479           0.017         0.858
5069798           0.017         0.483
5069973           0.017         0.000
5070137           0.017         1.108
5070338           0.017         0.733
5070470           0.017         1.983
5070959           0.017         0.483
5071013           0.017         0.608
5071177           0.017         0.000
5071198           0.017         0.733
5071294           0.017         0.983
5071413           0.017         0.358
5071928           0.017         0.358
5071984           0.017         0.983
5072096           0.017         0.358
5072373           0.017         0.733
5072993           0.017         0.983
5073428           0.017         0.983
5073594           0.017         1.233
5073816           0.017         0.000
5073977           0.017         0.000
5074249           0.017         0.000
5074346           0.017         0.000
5074354           0.017         0.000
5074435           0.017         0.000
5074445           0.017         0.000
5074501           0.017         0.000
5074561           0.017         0.000
5074887           0.017         0.483
5074926           0.017         0.233
5074945           0.017         0.608
5075537           0.017         0.733
5076004           0.017         0.483
5076057           0.017         0.608
5076066           0.017         0.000
5076143           0.017         0.483
5076182           0.017         0.000
5076185           0.017         0.000
5076297           0.017         0.000
5076347           0.017         0.233
5076415           0.017         0.000
5076416           0.017         0.608
5076525           0.017         0.000
5076535           0.017         0.000
5076573           0.017         0.000
5076601           0.017         0.000
5076750           0.017         0.233
5076769           0.017         0.108
5076791           0.017         0.000
5076809           0.017         0.000
5076898           0.017         0.000
5077004           0.017         0.608
5077391           0.017         0.000
5077410           0.017         0.233
5077510           0.017         0.108
5077782           0.017         0.483
5077883           0.017         0.000
5077921           0.017         0.108
5077936           0.017         0.108
5078177           0.017         0.000
5078380           0.017         1.108
5078410           0.017         0.000
5078474           0.017         0.733
5078820           0.017         0.000
5078852           0.017         0.000
5078951           0.017         0.733
5079286           0.017         0.483
5079746           0.017         0.733
5079783           0.017         0.483
5079940           0.017         1.233
5080269           0.017         0.733
5080581           0.017         0.733
5080649           0.017         0.983
5080770           0.017         0.483
5080776           0.017         0.608
5081277           0.017         0.983
5081466           0.017         1.358
5081648           0.017         0.983
5082418           0.017         1.358
5082787           0.017         1.358
5082947           0.017         1.108
5082990           0.017         1.358
5083081           0.017         0.483
5083713           0.017         0.358
5083714           0.017         0.858
5083717           0.017         0.483
5083719           0.017         0.358
5083731           0.017         0.733
5083774           0.017         0.733
5084012           0.017         0.000
5084028           0.017         0.108
5084057           0.017         0.983
5084150           0.017         0.233
5084263           0.017         1.108
5084507           0.017         0.000
5085017           0.017         1.108
5085175           0.017         0.233
5085217           0.017         1.108
5085575           0.017         0.483
5085608           0.017         1.233
5085687           0.017         1.233
5085735           0.017         0.358
5086003           0.017         0.483
5086017           0.017         0.483
5086106           0.017         0.358
5086158           0.017         0.108
5086181           0.017         0.000
5086206           0.017         0.733
5086299           0.017         1.858
5086442           0.017         0.483
5086464           0.017         0.983
5086726           0.017         1.608
5087108           0.017         0.983
5087228           0.017         0.000
5087693           0.017         0.983
5088498           0.017         0.858
5088731           0.017         1.233
5089006           0.017         0.000
5089012           0.017         0.608
5089017           0.017         0.108
5089021           0.017         0.108
5089030           0.017         0.000
5089041           0.017         0.000
5089048           0.017         0.358
5089058           0.017         0.358
5089067           0.017         0.483
5089137           0.017         0.000
5089150           0.017         0.000
5089178           0.017         0.358
5089187           0.017         0.108
5089209           0.017         0.000
5089238           0.017         0.000
5089258           0.017         0.000
5089273           0.017         0.483
5089276           0.017         0.858
5089287           0.017         0.000
5089576           0.017         0.000
5089582           0.017         0.000
5089591           0.017         0.000
5089762           0.017         1.608
5090152           0.017         0.000
5090163           0.017         0.233
5090172           0.017         0.000
5090177           0.017         0.233
5090181           0.017         0.000
5090187           0.017         0.000
5090195           0.017         0.000
5090198           0.017         0.000
5090205           0.017         0.608
5090208           0.017         0.000
5090211           0.017         0.358
5090217           0.017         0.000
5090218           0.017         0.000
5090229           0.017         0.000
5090232           0.017         0.000
5090245           0.017         0.000
5090252           0.017         0.000
5090297           0.017         0.000
5090298           0.017         0.608
5090304           0.017         0.483
5090316           0.017         0.233
5090372           0.017         0.108
5090384           0.017         0.608
5090387           0.017         0.483
5090392           0.017         0.000
5090404           0.017         0.483
5090436           0.017         0.000
5090469           0.017         0.000
5090472           0.017         0.000
5090479           0.017         0.000
5090494           0.017         0.233
5090504           0.017         0.733
5090507           0.017         0.000
5090516           0.017         0.000
5090517           0.017         0.000
5090528           0.017         0.733
5090534           0.017         0.000
5090536           0.017         0.000
5090548           0.017         0.000
5090551           0.017         0.233
5090557           0.017         0.108
5090559           0.017         0.358
5090565           0.017         0.000
5090569           0.017         0.000
5090572           0.017         0.000
5090577           0.017         0.000
5090578           0.017         0.000
5090580           0.017         0.000
5090584           0.017         0.000
5090585           0.017         0.000
5090586           0.017         0.483
5090588           0.017         0.358
5090604           0.017         0.000
5090615           0.017         0.233
5090620           0.017         0.000
5090624           0.017         0.000
5090628           0.017         0.000
5090638           0.017         1.358
5090670           0.017         1.108
5090731           0.017         0.000
5090735           0.017         0.233
5090739           0.017         0.608
5090745           0.017         0.000
5090750           0.017         0.000
5090764           0.017         0.000
5090773           0.017         0.483
5090795           0.017         0.000
5090803           0.017         0.358
5090817           0.017         0.000
5090822           0.017         0.108
5090828           0.017         0.000
5090841           0.017         0.000
5090858           0.017         0.000
5090862           0.017         0.000
5090872           0.017         0.000
5090877           0.017         0.000
5090879           0.017         0.000
5090882           0.017         0.983
5090886           0.017         0.000
5090894           0.017         0.000
5090898           0.017         0.608
5090922           0.017         0.608
5090960           0.017         0.000
5090988           0.017         1.233
5091008           0.017         0.108
5091013           0.017         0.000
5091016           0.017         0.000
5091021           0.017         0.000
5091024           0.017         0.000
5091038           0.017         0.000
5091041           0.017         0.000
5091073           0.017         0.000
5091100           0.017         0.000
5091117           0.017         0.108
5091198           0.017         0.108
5091208           0.017         0.000
5091217           0.017         0.000
5091223           0.017         0.000
5091236           0.017         0.000
5091248           0.017         0.000
5091255           0.017         0.000
5091266           0.017         0.608
5091273           0.017         0.358
5091274           0.017         0.000
5091278           0.017         0.108
5091280           0.017         0.000
5091283           0.017         0.108
5091293           0.017         0.358
5091294           0.017         0.108
5091297           0.017         0.233
5091303           0.017         0.000
5091305           0.017         0.108
5091313           0.017         0.983
5091315           0.017         0.000
5091320           0.017         0.233
5091326           0.017         0.000
5091328           0.017         0.233
5091334           0.017         0.000
5091336           0.017         0.000
5091337           0.017         0.000
5091338           0.017         0.000
5091344           0.017         0.000
5091356           0.017         0.733
5091362           0.017         0.233
5091372           0.017         0.000
5091377           0.017         0.000
5091378           0.017         0.108
5091387           0.017         0.000
5091391           0.017         0.108
5091397           0.017         0.000
5091398           0.017         0.000
5091404           0.017         0.000
5091408           0.017         0.108
5091409           0.017         0.000
5091411           0.017         0.608
5091422           0.017         0.000
5091425           0.017         0.108
5091432           0.017         0.000
5091443           0.017         0.000
5091448           0.017         0.233
5091457           0.017         0.000
5091842           0.017         1.108
5091973           0.017         1.858
5092148           0.017         1.483
5092350           0.017         0.983
5092356           0.017         1.233
5092368           0.017         0.483
5092379           0.017         0.233
5092412           0.017         2.108
5092421           0.017         1.233
5092617           0.017         0.858
5092764           0.017         0.608
5092870           0.017         1.108
5092880           0.017         0.858
5092967           0.017         0.983
5092988           0.017         1.108
5093179           0.017         1.233
5093270           0.017         0.733
5093388           0.017         0.608
5093528           0.017         0.858
5093544           0.017         0.358
5093552           0.017         0.983
5093581           0.017         0.733
5093650           0.017         1.233
5093806           0.017         1.108
5093862           0.017         1.983
5093896           0.017         0.000
5093923           0.017         0.358
5094015           0.017         1.108
5094062           0.017         1.108
5094096           0.017         0.983
5094246           0.017         1.983
5094702           0.017         1.483
5094862           0.017         1.733
5095000           0.017         0.983
5095288           0.017         0.733
5095294           0.017         0.233
5095325           0.017         0.233
5095390           0.017         0.983
5095497           0.017         0.608
5096016           0.017         0.608
5096186           0.017         1.108
5096191           0.017         1.358
5096192           0.017         0.483
5096335           0.017         0.000
5096338           0.017         0.000
5096343           0.017         1.608
5096344           0.017         0.000
5096357           0.017         0.000
5096361           0.017         0.000
5096744           0.017         0.358
5096933           0.017         0.233
5096967           0.017         0.858
5097193           0.017         1.108
5097587           0.017         0.858
5097619           0.017         0.983
5097645           0.017         0.358
5097672           0.017         0.358
5097695           0.017         0.358
5097697           0.017         0.858
5097716           0.017         0.983
5097724           0.017         0.608
5097735           0.017         0.608
5097748           0.017         0.858
5097828           0.017         0.483
5097840           0.017         0.358
5097849           0.017         0.858
5097873           0.017         0.358
5097886           0.017         0.358
5097887           0.017         0.858
5097907           0.017         0.358
5097917           0.017         0.608
5097953           0.017         0.483
5097955           0.017         0.000
5097963           0.017         0.608
5097970           0.017         0.233
5097993           0.017         0.858
5098104           0.017         0.000
5098130           0.017         0.358
5098136           0.017         0.608
5098152           0.017         0.000
5098177           0.017         0.983
5098186           0.017         0.233
5098335           0.017         0.608
5098353           0.017         1.233
5098370           0.017         0.733
5098378           0.017         1.108
5098398           0.017         0.608
5098408           0.017         0.983
5098411           0.017         0.358
5098438           0.017         0.608
5098440           0.017         0.000
5098447           0.017         0.233
5098457           0.017         0.483
5098468           0.017         0.358
5098478           0.017         0.358
5098492           0.017         0.000
5098493           0.017         0.000
5098507           0.017         0.233
5098508           0.017         0.233
5098511           0.017         0.000
5098513           0.017         0.000
5098517           0.017         0.000
5098520           0.017         0.983
5098525           0.017         0.000
5098528           0.017         0.108
5098529           0.017         0.108
5098531           0.017         0.608
5098532           0.017         0.000
5098536           0.017         0.000
5098540           0.017         0.000
5098541           0.017         0.733
5098545           0.017         0.483
5098551           0.017         0.000
5098558           0.017         0.233
5098677           0.017         0.000
5098682           0.017         0.000
5098685           0.017         0.108
5098699           0.017         0.483
5098714           0.017         0.108
5098745           0.017         0.108
5098750           0.017         0.000
5098759           0.017         0.000
5098765           0.017         0.000
5098787           0.017         0.000
5098796           0.017         0.000
5098822           0.017         0.000
5098832           0.017         0.000
5098837           0.017         0.000
5098846           0.017         0.000
5098851           0.017         0.000
5098861           0.017         0.233
5098912           0.017         0.000
5098920           0.017         0.000
5098941           0.017         0.483
5098970           0.017         0.733
5098976           0.017         0.000
5098978           0.017         0.608
5098987           0.017         0.233
5098993           0.017         0.358
5099007           0.017         0.483
5099008           0.017         0.983
5099009           0.017         0.000
5099029           0.017         0.000
5099036           0.017         0.108
5099052           0.017         0.483
5099053           0.017         0.108
5099056           0.017         0.000
5099063           0.017         0.108
5099066           0.017         0.483
5099073           0.017         0.108
5099075           0.017         0.000
5099088           0.017         0.000
5099097           0.017         0.108
5099110           0.017         0.983
5099373           0.017         0.108
5099378           0.017         0.233
5099384           0.017         0.108
5099393           0.017         0.233
5099402           0.017         0.233
5099409           0.017         0.108
5099415           0.017         0.108
5099436           0.017         0.108
5099447           0.017         0.233
5099449           0.017         0.233
5099461           0.017         0.108
5099472           0.017         0.108
5099474           0.017         0.108
5099484           0.017         0.108
5099489           0.017         0.608
5099508           0.017         0.983
5099535           0.017         0.483
5099544           0.017         0.233
5099549           0.017         0.358
5099561           0.017         0.608
5099570           0.017         0.000
5099575           0.017         0.233
5099587           0.017         0.000
5099603           0.017         0.000
5099619           0.017         0.000
5099624           0.017         0.000
5099636           0.017         0.000
5099647           0.017         0.108
5099662           0.017         0.000
5099671           0.017         1.233
5099673           0.017         0.233
5099679           0.017         0.483
5099683           0.017         0.000
5099695           0.017         0.358
5099704           0.017         0.108
5099733           0.017         0.233
5099758           0.017         0.233
5099773           0.017         0.233
5099785           0.017         0.233
5099901           0.017         1.858
5099991           0.017         0.233
5100066           0.017         0.000
5100077           0.017         0.483
5100085           0.017         0.000
5100106           0.017         0.358
5100129           0.017         1.733
5100146           0.017         0.608
5100154           0.017         0.108
5100168           0.017         0.233
5100173           0.017         0.608
5100178           0.017         0.608
5100191           0.017         1.108
5100212           0.017         0.233
5100223           0.017         0.733
5100229           0.017         0.358
5100230           0.017         1.108
5100248           0.017         0.233
5100259           0.017         0.358
5100330           0.017         0.608
5100336           0.017         0.358
5100341           0.017         0.000
5100345           0.017         0.608
5100359           0.017         0.483
5100365           0.017         0.233
5100371           0.017         0.000
5100378           0.017         0.233
5100380           0.017         1.733
5100385           0.017         0.483
5100388           0.017         0.608
5100393           0.017         0.358
5100394           0.017         0.358
5100398           0.017         0.483
5100406           0.017         0.000
5100410           0.017         0.608
5100416           0.017         0.000
5100431           0.017         0.608
5100439           0.017         0.608
5100462           0.017         0.483
5100468           0.017         0.108
5100472           0.017         0.233
5100476           0.017         0.358
5100480           0.017         0.000
5100481           0.017         0.233
5100483           0.017         0.233
5100488           0.017         0.608
5100491           0.017         0.358
5100498           0.017         0.483
5100500           0.017         1.108
5100502           0.017         0.000
5100505           0.017         0.233
5100506           0.017         0.108
5100511           0.017         0.608
5100512           0.017         1.108
5100515           0.017         0.108
5100528           0.017         0.000
5100537           0.017         0.000
5100539           0.017         0.233
5100540           0.017         0.483
5100545           0.017         0.483
5100550           0.017         0.983
5100570           0.017         1.108
5100585           0.017         0.483
5100590           0.017         0.858
5100594           0.017         0.000
5100601           0.017         0.733
5100605           0.017         0.983
5100610           0.017         0.858
5100617           0.017         0.983
5100619           0.017         0.000
5100626           0.017         1.233
5100634           0.017         0.000
5100636           0.017         1.233
5100641           0.017         0.608
5100647           0.017         0.233
5100650           0.017         0.000
5100655           0.017         0.358
5100659           0.017         0.608
5100661           0.017         1.108
5100662           0.017         0.358
5100682           0.017         0.983
5100686           0.017         0.358
5100690           0.017         0.483
5100697           0.017         0.000
5100705           0.017         0.983
5100712           0.017         0.858
5100716           0.017         0.608
5100720           0.017         0.358
5100724           0.017         0.108
5100725           0.017         0.358
5100732           0.017         0.983
5100735           0.017         0.483
5100741           0.017         1.108
5100743           0.017         0.483
5100744           0.017         0.983
5100751           0.017         0.233
5100753           0.017         0.608
5100757           0.017         0.608
5100759           0.017         0.608
5100767           0.017         0.483
5100769           0.017         0.233
5100774           0.017         0.358
5100778           0.017         1.233
5100783           0.017         0.000
5100784           0.017         0.858
5100790           0.017         0.483
5100796           0.017         0.483
5100798           0.017         0.608
5100799           0.017         0.733
5100801           0.017         0.000
5100802           0.017         1.233
5100811           0.017         0.858
5100815           0.017         1.233
5100817           0.017         0.483
5100821           0.017         0.483
5100823           0.017         0.233
5100825           0.017         0.358
5100827           0.017         1.108
5100828           0.017         0.608
5100832           0.017         0.983
5100833           0.017         0.000
5100837           0.017         0.608
5100840           0.017         0.000
5100844           0.017         0.483
5100845           0.017         0.608
5100848           0.017         0.483
5100851           0.017         0.483
5100855           0.017         0.358
5100858           0.017         0.608
5100862           0.017         1.233
5100863           0.017         0.000
5100867           0.017         1.608
5100871           0.017         0.000
5100875           0.017         0.358
5100878           0.017         0.483
5101005           0.017         1.608
5101012           0.017         0.983
5101022           0.017         0.858
5101025           0.017         0.483
5101031           0.017         0.608
5101035           0.017         0.358
5101039           0.017         0.983
5101042           0.017         0.358
5101047           0.017         0.608
5101054           0.017         1.108
5101065           0.017         0.733
5101100           0.017         0.733
5101103           0.017         0.358
5101109           0.017         0.483
5101110           0.017         0.608
5101117           0.017         0.358
5101120           0.017         0.108
5101125           0.017         0.608
5101127           0.017         0.000
5101132           0.017         0.108
5101137           0.017         0.233
5101141           0.017         0.358
5101142           0.017         0.733
5101146           0.017         0.233
5101149           0.017         0.358
5101151           0.017         0.858
5101158           0.017         1.608
5101162           0.017         0.000
5101170           0.017         0.000
5101229           0.017         0.108
5101236           0.017         1.233
5101244           0.017         0.483
5101251           0.017         0.733
5101273           0.017         0.608
5101278           0.017         0.358
5101281           0.017         0.233
5101284           0.017         0.000
5101293           0.017         0.483
5101295           0.017         0.483
5101300           0.017         0.858
5101310           0.017         0.983
5101328           0.017         0.000
5101342           0.017         0.608
5101344           0.017         0.733
5101348           0.017         0.000
5101349           0.017         0.483
5101351           0.017         0.483
5101356           0.017         0.108
5101359           0.017         0.483
5101361           0.017         0.983
5101363           0.017         0.108
5101367           0.017         1.108
5101371           0.017         0.608
5101374           0.017         0.233
5101376           0.017         0.733
5101380           0.017         0.483
5101381           0.017         0.608
5101385           0.017         0.483
5101389           0.017         1.233
5101392           0.017         0.858
5101461           0.017         1.233
5101783           0.017         0.483
5101875           0.017         0.000
5102440           0.017         0.108
5102514           0.017         0.858
5102709           0.017         0.108
5102731           0.017         0.108
5103134           0.017         0.733
5103484           0.017         1.733
5104411           0.017         0.233
5105102           0.017         1.733
5106782           0.017         0.733
6447253           0.017         0.983
6667920           0.017         0.358
6827925           0.017         0.108
6881054           0.017         0.483
6915215           0.017         0.358
6930080           0.017         0.983
7070825           0.017         0.233
7073286           0.017         0.733
7124636           0.017         0.483
7167759           0.017         0.000
7193118           0.017         0.983
7257063           0.017         0.858
7292685           0.017         1.108
7322944           0.017         0.000
7361650           0.017         0.000
7364746           0.017         0.000
7393083           0.017         0.000
7402387           0.017         0.733
7407301           0.017         0.733
7448004           0.017         0.000
7498424           0.017         0.000
7509296           0.017         0.000
7524687           0.017         1.108
7527758           0.017         0.608
7543855           0.017         0.733
7545361           0.017         0.358
7547728           0.017         0.000
7556045           0.017         0.358
7560504           0.017         0.733
7564177           0.017         0.000
7570692           0.017         0.358
7575744           0.017         0.000
7576368           0.017         0.483
7585654           0.017         0.000
7600807           0.017         0.000
7604444           0.017         0.233
7614866           0.017         0.000
7617226           0.017         0.983
7628999           0.017         0.983
7632588           0.017         0.858
7642149           0.017         0.000
7648261           0.017         0.108
7648451           0.017         0.358
7649247           0.017         0.000
7665403           0.017         0.233
7666935           0.017         0.000
7670066           0.017         0.733
7673955           0.017         1.108
7674844           0.017         0.108
7676883           0.017         0.983
7678903           0.017         1.233
7682569           0.017         0.233
7683228           0.017         0.983
7686905           0.017         0.108
7687598           0.017         0.983
7688136           0.017         0.233
7700348           0.017         0.000
7707134           0.017         0.733
7708495           0.017         0.000
7709732           0.017         0.358
7710403           0.017         0.233
7721283           0.017         0.483
7723157           0.017         0.000
7727221           0.017         0.483
7731551           0.017         0.000
7731555           0.017         0.000
7732629           0.017         0.000
7733080           0.017         0.358
7733333           0.017         0.733
7734474           0.017         1.233
7735542           0.017         0.483
7739168           0.017         0.983
7740825           0.017         0.233
7743169           0.017         0.358
7744321           0.017         0.983
7745666           0.017         0.000
7746122           0.017         0.483
7746950           0.017         0.358
7747309           0.017         0.608
7747876           0.017         0.483
7749757           0.017         0.608
7752374           0.017         0.108
7752568           0.017         0.000
7753235           0.017         0.358
7753305           0.017         0.358
7756830           0.017         0.000
7761524           0.017         1.108
7763751           0.017         0.000
7765189           0.017         0.233
7766574           0.017         0.000
7771798           0.017         0.108
7773662           0.017         0.000
7775887           0.017         0.858
7777035           0.017         0.233
7778328           0.017         0.358
7779402           0.017         0.983
7780706           0.017         0.108
7781255           0.017         1.108
7782362           0.017         0.983
7782866           0.017         0.000
7782959           0.017         0.108
7784516           0.017         0.233
7785309           0.017         0.608
7789708           0.017         0.233
7792524           0.017         0.000
7792544           0.017         0.358
7793307           0.017         1.233
7795016           0.017         1.108
7796695           0.017         1.233
7796913           0.017         0.108
7797019           0.017         0.983
7798033           0.017         0.858
7798377           0.017         0.233
7798962           0.017         0.233
7799946           0.017         0.358
7800560           0.017         0.233
7802266           0.017         1.108
7805481           0.017         1.108
7806052           0.017         0.608
7806062           0.017         0.733
7806903           0.017         1.608
7808899           0.017         0.483
7813049           0.017         0.983
7813824           0.017         0.358
7816064           0.017         0.983
7816767           0.017         0.608
7819900           0.017         0.000
7820750           0.017         0.983
7820908           0.017         0.608
7821468           0.017         0.483
7823406           0.017         0.858
7823782           0.017         0.483
7824446           0.017         1.233
7826895           0.017         0.000
7829556           0.017         0.358
7829626           0.017         1.108
7830232           0.017         0.483
7830914           0.017         1.233
7832201           0.017         0.483
7832455           0.017         0.483
7832632           0.017         0.983
7834786           0.017         1.358
7836493           0.017         0.608
7837429           0.017         1.108
7838041           0.017         0.233
7838133           0.017         0.000
7838448           0.017         1.233
7840463           0.017         0.983
7840665           0.017         0.983
7841372           0.017         0.858
7844363           0.017         0.983
7844401           0.017         0.983
7844936           0.017         0.858
7848651           0.017         1.233
7848871           0.017         0.733
7849320           0.017         0.858
7852805           0.017         1.358
7854955           0.017         1.483
7855547           0.017         1.108
7856062           0.017         1.108
7856409           0.017         0.983
7856719           0.017         0.983
7857312           0.017         0.733
7858603           0.017         1.483
7859304           0.017         0.858
7859459           0.017         1.108
7859690           0.017         0.983
7861762           0.017         1.108
7862029           0.017         1.233
7864645           0.017         0.608
7865152           0.017         0.858
7865521           0.017         0.983
7867797           0.017         0.858
7867840           0.017         0.608
7868044           0.017         0.608
7868928           0.017         0.608
7869148           0.017         0.983
7870492           0.017         0.733
7871504           0.017         0.483
7871795           0.017         0.983
7871820           0.017         0.858
7872565           0.017         0.733
7873189           0.017         1.108
7873849           0.017         0.733
7874673           0.017         0.483
7876719           0.017         0.483
7877716           0.017         0.608
7878255           0.017         0.483
7878400           0.017         0.608
7878826           0.017         1.608
7879138           0.017         0.608
7879484           0.017         0.483
7879807           0.017         0.608
7880063           0.017         0.233
7880273           0.017         1.233
7881448           0.017         0.733
7881935           0.017         0.858
7882053           0.017         0.608
7883672           0.017         0.858
7889187           0.017         0.483
7891056           0.017         0.733
7893014           0.017         0.483
7893202           0.017         0.608
7894151           0.017         0.858
7895068           0.017         0.733
7897477           0.017         1.108
7897566           0.017         1.108
7903633           0.017         1.233
7913061           0.017         0.358
7913819           0.017         1.233
7924853           0.017         0.733



COUNT:                           976
WAC:                     7.657043945
WAM:                     357.0990327
WALTV:                   75.13600598


                                   EXHIBIT F-3

            [Schedule of Mortgage Loans Serviced by Other Servicers]




NASCOR
NMI / 1999-24  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS


(i)            (ii)                                           (iii)         (iv)          (v)           (vi)            (vii)
-----          ---------------------   -----       -----     --------     --------     --------      ----------       --------
                                                                                          NET
MORTGAGE                                                                  MORTGAGE     MORTGAGE       CURRENT         ORIGINAL
LOAN                                                ZIP      PROPERTY     INTEREST     INTEREST       MONTHLY          TERM TO
NUMBER         CITY                    STATE        CODE       TYPE         RATE         RATE         PAYMENT         MATURITY
--------       ---------------------  -------     --------   ---------     --------     --------      ----------       ---------
4847866        VENTURA                   CA        93004       SFD         7.375         7.000       $1,795.76           360
4847889        DIAMOND BAR               CA        91765       SFD         7.875         7.000       $3,364.32           360
4876925        COSTA MESA                CA        92627       SFD         7.500         7.000       $1,982.97           360
4931639        FLAGSTAFF                 AZ        86004       SFD         7.500         7.000       $1,966.37           360
4997416        MACON                     GA        31204       SFD         7.000         6.733       $1,716.48           360
4997472        GREENSBORO                GA        30642       PUD         6.875         6.608       $2,108.74           360
5003893        GAINESVILLE               GA        30506       SFD         7.250         6.983       $1,823.46           360
5003938        STREET                    MD        21154       SFD         7.500         7.000       $1,986.12           360
5009672        WEST NEW YORK             NJ        07093       MF3         8.000         7.000        $880.51            360
5026564        BAYVILLE                  NY        11709       SFD         7.250         6.983       $1,841.88           360
5060554        POWDER SPRINGS            GA        30127       SFD         7.125         6.858       $3,671.77           360
5071280        WEST LAFAYETTE            IN        47906       SFD         8.250         7.000       $2,681.28           360
5073665        COLLEGE STATION           TX        77845       SFD         7.875         7.000       $1,993.58           360
5077063        ARNOLD                    MD        21012       SFD         6.875         6.608       $1,997.06           360
5078264        NORCROSS                  GA        30092       SFD         7.000         6.733       $2,485.57           360
5078459        WAYCROSS                  GA        31501       SFD         7.250         6.983       $2,122.47           360
5084035        LINCOLN                   NE        68516       SFD         8.125         7.000       $2,041.87           360
5089921        WATERFORD                 MI        48329       SFD         7.125         6.858       $1,768.51           360
5089952        SEA ISLAND                GA        31561       SFD         7.000         6.733       $5,287.06           360
5089968        WRIGHTSVILLE BEACH        NC        28480       LCO         7.000         6.733       $1,975.95           360
5090164        NASHVILLE                 TN        37215       SFD         7.125         6.858       $2,945.49           240
5095093        LOOKOUT MOUNTAIN          TN        37350       SFD         7.250         6.983       $2,114.75           360
5095101        ST. SIMONS ISLAND         GA        31522       SFD         7.250         6.983       $2,199.00           333
5095113        FORT MYERS                FL        33908       SFD         6.625         6.358       $1,789.67           360
5095123        HOLLYWOOD                 FL        33019       SFD         7.375         7.000       $1,945.79           360
5095132        LAKELAND                  FL        33813       PUD         7.125         6.858       $1,987.47           360
5095156        MASON                     OH        45040       SFD         7.500         7.000       $2,070.03           360
5095194        NEW HILL                  NC        27562       SFD         7.500         7.000       $2,074.22           360
5095210        SUWANEE                   GA        30024       SFD         7.500         7.000       $1,952.91           360
5095232        KNOXVILLE                 TN        37922       SFD         7.500         7.000       $3,635.92           360
5095236        BOCA RATON                FL        33433       SFD         7.500         7.000       $2,796.86           360
5095241        JACKSONVILLE              FL        32224       SFD         6.875         6.608       $1,765.82           360
5095246        ATLANTA                   GA        30319       SFD         7.125         6.858       $2,299.06           360
5095255        ATLANTA                   GA        30350       SFD         7.000         6.733       $4,224.67           360
5095263        PINECREST                 FL        33156       SFD         7.250         6.983       $1,725.91           360
5095265        DUNWOODY                  GA        30338       SFD         7.000         6.733       $2,029.17           360
5095271        MARIETTA                  GA        30062       SFD         7.000         6.733       $1,729.79           360
5095286        ATLANTA                   GA        30307       SFD         7.000         6.733       $2,741.05           360
5095293        DULUTH                    GA        30097       SFD         7.375         7.000       $1,962.55           360
5095295        WATKINSVILLE              GA        30677       SFD         7.000         6.733       $2,201.89           360
5095305        DUNWOODY                  GA        30338       PUD         6.875         6.608       $1,734.29           360
5095447        DENVER                    CO        80231       SFD         7.250         6.983       $1,734.74           300
5095448        SAN CARLOS                CA        94070       SFD         7.125         6.858       $2,484.67           360
5095449        PORTOLA VALLEY            CA        94028       SFD         7.625         7.000       $5,278.02           360
5095455        PALO ALTO                 CA        94303       SFD         7.500         7.000       $2,272.45           360
5095459        SALEM                     OR        97302       SFD         7.375         7.000       $2,223.97           360
5095463        SAN RAFAEL                CA        94901       SFD         7.250         6.983       $2,637.29           360
5095464        NAMBE                     NM        87501       SFD         7.125         6.858       $1,158.80           360
5095466        SAN RAFAEL                CA        94901       SFD         7.250         6.983       $2,469.48           360
5095471        ENCINITAS                 CA        92024       SFD         7.250         6.983       $2,564.98           360
5095472        SAN MATEO                 CA        94402       SFD         7.125         6.858       $5,005.73           360
5095474        SAN RAFAEL                CA        94901       SFD         7.375         7.000       $2,783.42           360
5095478        SAN RAFAEL                CA        94901       SFD         7.000         6.733       $4,939.87           360
5095479        FREMONT                   CA        94539       SFD         7.250         6.983       $1,807.77           360
5095482        ARCADIA                   CA        91007       SFD         7.000         6.733       $2,341.86           360
5095483        MASPETH                   NY        11378       MF2         8.125         7.000       $2,706.41           360
5095485        WESTPORT                  CT        06880       SFD         7.625         7.000       $2,242.30           360
5095486        NASHUA                    NH        03060       SFD         6.875         6.608        $873.72            360
5095488        SCOTTSDALE                AZ        85251       SFD         7.500         7.000       $3,111.51           360
5095489        SAN FRANCISCO             CA        94118       SFD         7.125         6.858       $3,132.79           360
5095493        FOSTER CITY               CA        94404       SFD         7.125         6.858       $2,789.19           360
5095494        MESA                      AZ        85205       SFD         7.625         7.000        $883.33            360
5095496        REDWOOD CITY              CA        94062       SFD         6.750         6.483       $2,536.02           360
5095498        SAN ANSELMO               CA        94960       SFD         7.500         7.000       $2,020.73           360
5095500        LOWER MERION TOWNSHIP     PA        19041       SFD         6.750         6.483       $6,080.61           360
5095502        BOLINAS                   CA        94924       SFD         7.375         7.000       $1,982.24           360
5095506        MILL VALLEY               CA        94941       SFD         7.000         6.733       $3,526.10           360
5095508        PASADENA                  CA        91103       SFD         7.125         6.858       $2,795.93           360
5095509        SAN MATEO                 CA        94403       SFD         7.125         6.858       $2,337.80           360
5095511        POWAY                     CA        92064       SFD         7.125         6.858       $1,515.87           360
5095512        STONE HARBOUR MANOR       NJ        08247       SFD         7.875         7.000       $3,648.55           360
5095513        SAN RAMON                 CA        94583       SFD         7.250         6.983       $2,099.06           360
5095514        PARKER                    CO        80134       SFD         7.375         7.000       $1,210.07           360
5095516        SAN RAFAEL                CA        94901       SFD         7.125         6.858       $1,886.41           360
5095523        SUGAR LAND                TX        77479       SFD         7.250         6.983       $2,243.68           360
5095524        ENCINITAS                 CA        92007       LCO         7.125         6.858       $2,307.49           360
5095527        FREMONT                   CA        94539       SFD         7.125         6.858       $2,688.14           360
5095528        MESA                      AZ        85215       SFD         7.375         7.000       $2,203.26           360
5095539        LOS ALTOS                 CA        94024       SFD         7.125         6.858       $2,678.03           360
5095543        HOUSTON                   TX        77005       SFD         6.750         6.483       $2,262.31           360
5095544        PEORIA                    AZ        85381       SFD         6.875         6.608        $868.46            360
5095547        HEATH                     TX        75032       SFD         7.000         6.733       $1,995.91           360
5095548        SAN RAFAEL                CA        94901       SFD         7.250         6.983       $3,492.74           360
5095551        AURORA                    CO        80015       SFD         7.500         7.000        $957.93            360
5095552        THIELLS                   NY        10984       SFD         7.750         7.000       $1,217.90           360
5095554        DEL MAR                   CA        92014       SFD         7.125         6.858       $4,918.15           360
5095560        LA JOLLA                  CA        92037       SFD         7.375         7.000       $1,712.87           360
5095564        NOVATO                    CA        94949       SFD         7.250         6.983       $1,637.22           360
5095565        PORTLAND                  OR        97225       SFD         7.375         7.000       $1,103.35           360
5095566        PALO ALTO                 CA        94301       SFD         7.250         6.983       $2,899.25           360
5095568        RANCHO SANTA FE           CA        92091       SFD         7.250         6.983       $2,401.26           360
5095570        KENTFIELD                 CA        94904       SFD         7.125         6.858       $5,490.81           360
5095571        AURORA                    OR        97002       SFD         7.500         7.000       $1,468.35           360
5095572        MENLO PARK                CA        94025       SFD         7.125         6.858       $2,171.39           360
5095576        POWAY                     CA        92064       SFD         7.250         6.983       $2,302.34           360
5095577        PLATTEVILLE               CO        80651       SFD         7.500         7.000       $1,373.96           360
5095579        SAN RAFAEL                CA        94903       SFD         7.125         6.858       $2,280.54           360
5095581        MILL VALLEY               CA        94941       SFD         7.250         6.983       $5,320.97           360
5095582        PETALUMA                  CA        94952       SFD         7.250         6.983       $1,875.99           360
5095586        PALO ALTO                 CA        94303       SFD         7.250         6.983       $2,319.40           360
5095588        SANTA FE                  NM        87501       LCO         7.000         6.733       $1,244.12           360
5095589        BOERNE                    TX        78006       SFD         7.125         6.858       $1,886.41           360
5095590        ORINDA                    CA        94563       SFD         7.375         7.000       $2,037.49           360
5095592        COMMERCE                  MI        48382       SFD         7.875         7.000       $1,775.70           360
5095596        WALNUT CREEK              CA        94598       SFD         7.250         6.983       $3,765.61           360
5095599        FREMONT                   CA        94539       SFD         7.125         6.858       $4,106.31           360
5095602        DANVILLE                  CA        94526       SFD         6.875         6.608       $1,773.71           360
5095605        SARATOGA                  CA        95070       SFD         7.625         7.000       $5,173.97           360
5095608        SAN FRANCISCO             CA        94109       SFD         7.500         7.000       $2,992.64           360
5095609        MILPITAS                  CA        95035       SFD         7.375         7.000       $2,097.93           360
5095615        SAN MATEO                 CA        94403       SFD         7.125         6.858       $2,577.65           360
5095616        DEEPHAVEN                 MN        55391       SFD         7.750         7.000       $5,957.33           360
5095620        BURLINGAME                CA        94010       SFD         7.125         6.858       $3,368.59           360
5095623        SUGAR LAND                TX        77479       SFD         7.125         6.858       $1,226.84           360
5095625        JAMUL                     CA        91935       SFD         6.875         6.608       $2,233.56           360
5095627        SANATA MONICA             CA        90402       SFD         7.250         6.983       $4,911.67           360
5095630        SAN ANSELMO               CA        94960       SFD         7.250         6.983       $2,421.73           360
5095631        MILLBRAE                  CA        94030       SFD         7.750         7.000       $2,844.16           360
5095634        LOS ALTOS                 CA        94024       SFD         7.125         6.858       $3,382.07           360
5095635        LOS ANGELES               CA        90049       SFD         7.625         7.000       $6,724.04           360
5095639        KENTFIELD                 CA        94904       SFD         7.125         6.858       $6,730.45           360
5095642        HOUSTON                   TX        77056       SFD         7.125         6.858       $3,112.58           360
5095648        ONSTED                    MI        49265       SFD         7.500         7.000        $769.14            360
5095649        TUCSON                    AZ        85711       SFD         7.500         7.000        $384.57            360
5095652        SAN JOSE                  CA        95129       SFD         7.125         6.858       $1,920.10           360
5095660        MASPETH                   NY        11378       MF2         8.125         7.000       $2,739.82           360
5095668        MAGNOLIA                  TX        77355       SFD         6.750         6.483       $1,945.79           360
5095671        SCOTTSDALE                AZ        85254       SFD         7.500         7.000       $1,048.82           360
5095683        TEMPE                     AZ        85284       SFD         7.625         7.000        $865.64            360
5095687        PARK CITY                 UT        84060       SFD         7.125         6.858       $3,767.44           360
5095701        LIVERMORE                 CA        94550       SFD         7.750         7.000       $2,507.44           360
5095703        SEABROOK                  TX        77586       SFD         7.625         7.000       $1,031.21           240
5095711        AUSTIN                    TX        78735       SFD         6.875         6.608       $2,824.79           360
5095713        LOS ALTOS                 CA        94024       SFD         7.375         7.000       $2,762.70           360
5095718        WOODSIDE                  CA        94062       SFD         7.375         7.000       $4,081.89           360
5095723        NOVATO                    CA        94949       SFD         7.250         6.983       $1,831.64           360
5095725        MILL VALLEY               CA        94941       SFD         7.125         6.858       $3,739.14           360
5095728        STINSON BEACH             CA        94970       SFD         7.125         6.858       $2,021.16           360
5095730        MANHATTAN BEACH           CA        90266       LCO         7.125         6.858       $4,594.76           360
5095735        PLEASANTON                CA        94566       SFD         7.125         6.858       $3,907.57           360
5095736        HOUSTON                   TX        77024       SFD         7.250         6.983       $3,270.02           360
5095739        PALO ALTO                 CA        94301       SFD         7.125         6.858       $4,018.73           360
5095744        BELLAIRE                  TX        77401       SFD         6.750         6.483       $1,718.78           360
5095748        SAN CARLOS                CA        94070       SFD         7.250         6.983       $2,046.53           360
5095750        PLEASANTON                CA        94566       SFD         7.375         7.000       $2,244.69           360
5095754        SAN BRUNO                 CA        94066       SFD         7.125         6.858       $1,761.77           360
5095756        BURLINGAME                CA        94010       SFD         7.125         6.858       $3,557.23           360
5095759        BURLINGAME                CA        94010       SFD         7.125         6.858       $2,470.53           360
5095775        ORINDA                    CA        94563       SFD         7.375         7.000       $2,279.23           360
5095778        HILLSBOROUGH              CA        94010       SFD         7.500         7.000       $6,642.54           360
5095806        TIBURON                   CA        94920       SFD         7.125         6.858       $4,158.19           360
5095810        SAN FRANCISCO             CA        94127       SFD         7.125         6.858       $2,324.33           360
5095815        SANTA BARBARA             CA        93108       SFD         7.125         6.858       $6,737.12           360
5095816        LAGUNA NIGUEL             CA        92677       SFD         6.875         6.608       $1,169.33           360
5095820        FREMONT                   CA        94539       SFD         7.500         7.000       $2,352.86           360
5095825        LOS GATOS                 CA        95030       SFD         7.125         6.858       $2,977.16           360
5095830        LOS ALTOS                 CA        94022       SFD         7.125         6.858       $3,233.85           360
5095833        SANTA BARBARA             CA        93108       SFD         7.250         6.983       $3,588.25           360
5095837        LAS VEGAS                 NV        89107       SFD         7.875         7.000        $942.60            360
5095842        PLEASANTON                CA        94566       SFD         7.125         6.858       $3,099.11           360
5095845        EXETER                    RI        02822       SFD         7.750         7.000       $1,146.26           360
5100693        RICHMOND                  VA        23226       SFD         7.250         6.983       $2,524.06           360
5100761        RICHMOND                  VA        23233       SFD         7.125         6.858       $2,047.77           360
5100781        ALEXANDRIA                VA        22314       SFD         7.000         6.733       $1,905.43           360
5100824        ROCK HILL                 SC        29732       SFD         7.125         6.858       $2,191.95           360
5100838        BALLWIN                   MO        63021       SFD         7.000         6.733       $1,764.05           360
5100861        STERLING                  VA        20165       SFD         7.250         6.983       $1,882.81           360
5100886        ATLANTA                   GA        30331       SFD         7.250         6.983       $1,670.65           360
5101016        LEESBURG                  VA        20175       SFD         6.875         6.608       $1,740.87           360
5101028        VIENNA                    VA        22182       PUD         6.875         6.608       $1,786.85           360
5101070        CONCORD                   CA        94518       SFD         6.500         6.233       $1,703.43           360
5101108        WARRENTON                 VA        20187       SFD         6.750         6.483       $2,594.40           360
5101781        MORGAN                    UT        84050       SFD         8.625         7.000       $ 2,165.37          360
5102203        RICHMOND                  VA        23221       SFD         7.750         7.000       $ 2,243.09          360




NASCOR
NMI / 1999-24  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS

(CONTINUED)



(i)            (viii)            (ix)            (x)      (xi)          (xii)         (xiii)      (xIv)         (xv)         (xvI)
-----        ----------     --------------      ------  ---------     ----------     --------  -----------   -----------  --------
                                CUT-OFF
MORTGAGE      SCHEDULED          DATE                                  MORTGAGE                  T.O.P.        MASTER        FIXED
LOAN          MATURITY         PRINCIPAL                              INSURANCE       SERVICE   MORTGAGE       SERVICE      RETAIN
NUMBER          DATE            BALANCE          LTV     SUBSIDY         CODE           FEE       LOAN           FEE         YIELD
--------      -----------    --------------      ------  ---------     ----------     --------  -----------   -----------  -------
4847866       1-Aug-28       $ 256,742.39       80.00                                  0.250                    0.017        0.108
4847889       1-Aug-28       $ 459,333.73       80.00                                  0.250                    0.017        0.608
4876925       1-Sep-28       $ 280,541.94       79.89                                  0.250                    0.017        0.233
4931639       1-Nov-28       $ 278,855.02       78.12                                  0.250                    0.017        0.233
4997416       1-Mar-29       $ 256,493.49       80.00                                  0.250                    0.017        0.000
4997472       1-Mar-29       $ 319,079.50       34.15                                  0.250                    0.017        0.000
5003893       1-Mar-29       $ 265,813.62       90.00                     06           0.250                    0.017        0.000
5003938       1-Mar-29       $ 282,546.38       95.00                     06           0.250                    0.017        0.233
5009672       1-Dec-28       $ 119,170.32       75.00                                  0.250                    0.017        0.733
5026564       1-Mar-29       $ 268,498.60       89.70                     06           0.250                    0.017        0.000
5060554       1-Mar-29       $ 540,699.59       79.56                                  0.250                    0.017        0.000
5071280       1-Aug-29       $ 356,443.25       89.99                     24           0.250                    0.017        0.983
5073665       1-Aug-29       $ 274,570.32       88.69                     11           0.250                    0.017        0.608
5077063       1-Jun-29       $ 302,969.61       78.35                                  0.250                    0.017        0.000
5078264       1-Jun-29       $ 372,364.29       80.00                                  0.250                    0.017        0.000
5078459       1-Feb-29       $ 308,564.39       77.78                                  0.250                    0.017        0.000
5084035       1-Sep-29       $ 274,820.11       69.62                                  0.250                    0.017        0.858
5089921       1-Jun-29       $ 261,652.82       74.36                                  0.250                    0.017        0.000
5089952       1-May-29       $ 791,390.37       24.83                                  0.250                    0.017        0.000
5089968       1-Jul-29       $ 296,265.38       90.00                     01           0.250                    0.017        0.000
5090164       1-Jan-19       $ 365,906.67       50.17                                  0.250                    0.017        0.000
5095093       1-Jun-29       $ 308,416.59       70.45                                  0.250                    0.017        0.000
5095101       1-Aug-26       $ 311,645.27       75.00                                  0.250                    0.017        0.000
5095113       1-Apr-29       $ 277,999.84       63.52                                  0.250                    0.017        0.000
5095123       1-Aug-28       $ 278,599.32       79.36                                  0.250                    0.017        0.108
5095132       1-Jun-29       $ 294,047.93       74.68                                  0.250                    0.017        0.000
5095156       1-Jul-29       $ 295,386.72       89.99                     13           0.250                    0.017        0.233
5095194       1-Jul-29       $ 295,985.39       85.00                     01           0.250                    0.017        0.233
5095210       1-Aug-29       $ 278,884.14       95.00                     11           0.250                    0.017        0.233
5095232       1-Jul-29       $ 514,797.41       80.00                                  0.250                    0.017        0.233
5095236       1-Jun-29       $ 398,801.38       56.39                                  0.250                    0.017        0.233
5095241       1-Jun-29       $ 266,877.44       80.00                                  0.250                    0.017        0.000
5095246       1-Jul-29       $ 340,426.46       75.00                                  0.250                    0.017        0.000
5095255       1-Apr-29       $ 631,831.08       79.87                                  0.250                    0.017        0.000
5095263       1-Jul-29       $ 252,404.31       73.76                                  0.250                    0.017        0.000
5095265       1-Jun-29       $ 303,991.21       73.09                                  0.250                    0.017        0.000
5095271       1-May-29       $ 258,921.88       63.80                                  0.250                    0.017        0.000
5095286       1-Apr-29       $ 409,943.91       81.92                     11           0.250                    0.017        0.000
5095293       1-Jul-29       $ 283,497.37       89.99                     11           0.250                    0.017        0.108
5095295       1-Jun-29       $ 329,763.54       80.00                                  0.250                    0.017        0.000
5095305       1-Jun-29       $ 263,105.19       80.00                                  0.250                    0.017        0.000
5095447       1-Jun-24       $ 238,850.68       65.22                                  0.250                    0.017        0.000
5095448       1-Jun-29       $ 367,609.78       54.24                                  0.250                    0.017        0.000
5095449       1-Jun-29       $ 743,520.46       37.76                                  0.250                    0.017        0.358
5095455       1-May-29       $ 323,778.83       40.12                                  0.250                    0.017        0.233
5095459       1-May-29       $ 320,646.54       80.00                                  0.250                    0.017        0.108
5095463       1-Jun-29       $ 385,382.70       66.66                                  0.250                    0.017        0.000
5095464       1-Jun-29       $ 171,444.88       80.00                                  0.250                    0.017        0.000
5095466       1-May-29       $ 360,570.85       67.04                                  0.250                    0.017        0.000
5095471       1-Jun-29       $ 374,816.07       80.00                                  0.250                    0.017        0.000
5095472       1-Jun-29       $ 740,602.08       55.04                                  0.250                    0.017        0.000
5095474       1-Jun-29       $ 401,762.05       66.61                                  0.250                    0.017        0.108
5095478       1-Jun-29       $ 736,916.38       53.61                                  0.250                    0.017        0.000
5095479       1-May-29       $ 263,953.79       58.89                                  0.250                    0.017        0.000
5095482       1-May-29       $ 350,540.43       76.52                                  0.250                    0.017        0.000
5095483       1-Jun-29       $ 363,536.50       90.00                     11           0.250                    0.017        0.858
5095485       1-Jun-29       $ 315,874.03       80.00                                  0.250                    0.017        0.358
5095486       1-Jun-29       $ 132,549.19       66.17                                  0.250                    0.017        0.000
5095488       1-May-29       $ 443,327.94       46.84                                  0.250                    0.017        0.233
5095489       1-Jun-29       $ 463,401.37       69.92                                  0.250                    0.017        0.000
5095493       1-Jun-29       $ 412,663.90       57.50                                  0.250                    0.017        0.000
5095494       1-Jun-29       $ 124,435.23       75.00                                  0.250                    0.017        0.358
5095496       1-Jun-29       $ 389,642.02       69.82                                  0.250                    0.017        0.000
5095498       1-Jun-29       $ 288,134.00       24.60                                  0.250                    0.017        0.233
5095500       1-Jun-29       $ 934,243.97       75.00                                  0.250                    0.017        0.000
5095502       1-Jun-29       $ 286,118.36       57.40                                  0.250                    0.017        0.108
5095506       1-Jun-29       $ 528,247.00       58.89                                  0.250                    0.017        0.000
5095508       1-Jun-29       $ 413,660.66       69.17                                  0.250                    0.017        0.000
5095509       1-Jun-29       $ 345,880.12       54.22                                  0.250                    0.017        0.000
5095511       1-Jun-29       $ 224,043.30       69.23                                  0.250                    0.017        0.000
5095512       1-Jun-29       $ 501,755.10       80.00                                  0.250                    0.017        0.608
5095513       1-Jun-29       $ 306,731.10       64.78                                  0.250                    0.017        0.000
5095514       1-Jun-29       $ 174,661.79       79.64                                  0.250                    0.017        0.108
5095516       1-Jun-29       $ 279,096.35       66.67                                  0.250                    0.017        0.000
5095523       1-Jun-29       $ 326,346.16       63.25                                  0.250                    0.017        0.000
5095524       1-May-29       $ 338,883.57       61.16                                  0.250                    0.017        0.000
5095527       1-Jun-29       $ 397,712.28       46.94                                  0.250                    0.017        0.000
5095528       1-Jun-29       $ 312,546.49       67.51                                  0.250                    0.017        0.108
5095539       1-Jun-29       $ 396,217.14       54.45                                  0.250                    0.017        0.000
5095543       1-May-29       $ 347,281.46       69.90                                  0.250                    0.017        0.000
5095544       1-Jun-29       $ 130,385.78       71.85                                  0.250                    0.017        0.000
5095547       1-Jun-29       $ 298,397.77       73.89                                  0.250                    0.017        0.000
5095548       1-Jun-29       $ 510,387.83       67.37                                  0.250                    0.017        0.000
5095551       1-Jun-29       $ 136,589.45       73.66                                  0.250                    0.017        0.233
5095552       1-Jun-29       $ 169,515.40       72.37                                  0.250                    0.017        0.483
5095554       1-May-29       $ 726,795.47       47.56                                  0.250                    0.017        0.000
5095560       1-Jun-29       $ 247,238.21       57.27                                  0.250                    0.017        0.108
5095564       1-Jun-29       $ 239,043.10       53.33                                  0.250                    0.017        0.000
5095565       1-May-29       $ 158,733.18       73.31                                  0.250                    0.017        0.108
5095566       1-Jun-29       $ 423,661.77       32.69                                  0.250                    0.017        0.000
5095568       1-Jun-29       $ 350,891.64       67.69                                  0.250                    0.017        0.000
5095570       1-Jun-29       $ 812,369.69       65.99                                  0.250                    0.017        0.000
5095571       1-Jun-29       $ 209,295.45       51.85                                  0.250                    0.017        0.233
5095572       1-May-29       $ 320,995.95       37.70                                  0.250                    0.017        0.000
5095576       1-May-29       $ 336,167.60       69.59                                  0.250                    0.017        0.000
5095577       1-May-29       $ 195,761.65       67.76                                  0.250                    0.017        0.233
5095579       1-Jun-29       $ 337,407.53       66.37                                  0.250                    0.017        0.000
5095581       1-Jun-29       $ 777,543.97       65.00                                  0.250                    0.017        0.000
5095582       1-Jun-29       $ 274,134.11       68.24                                  0.250                    0.017        0.000
5095586       1-Jun-29       $ 338,929.41       44.74                                  0.250                    0.017        0.000
5095588       1-Jun-29       $ 186,381.47       69.00                                  0.250                    0.017        0.000
5095589       1-May-29       $ 278,867.07       80.00                                  0.250                    0.017        0.000
5095590       1-Jun-29       $ 293,967.26       66.29                                  0.250                    0.017        0.108
5095592       1-Jun-29       $ 244,219.17       69.97                                  0.250                    0.017        0.608
5095596       1-Jun-29       $ 550,261.89       69.87                                  0.250                    0.017        0.000
5095599       1-May-29       $ 607,033.87       69.99                                  0.250                    0.017        0.000
5095602       1-May-29       $ 268,603.24       56.25                                  0.250                    0.017        0.000
5095605       1-Sep-28       $ 723,853.61       48.73                                  0.250                    0.017        0.358
5095608       1-Jun-29       $ 426,717.48       61.58                                  0.250                    0.017        0.233
5095609       1-Jun-29       $ 302,816.92       75.00                                  0.250                    0.017        0.108
5095615       1-Jun-29       $ 381,365.21       64.30                                  0.250                    0.017        0.000
5095616       1-Aug-28       $ 822,979.36       51.17                                  0.250                    0.017        0.483
5095620       1-Jun-29       $ 498,386.35       62.50                                  0.250                    0.017        0.000
5095623       1-Jun-29       $ 181,475.90       79.95                                  0.250                    0.017        0.000
5095625       1-Jun-29       $ 338,847.57       45.95                                  0.250                    0.017        0.000
5095627       1-Jun-29       $ 717,732.88       49.66                                  0.250                    0.017        0.000
5095630       1-Jun-29       $ 353,882.17       64.55                                  0.250                    0.017        0.000
5095631       1-Jun-29       $ 395,817.81       58.81                                  0.250                    0.017        0.483
5095634       1-May-29       $ 499,680.05       55.38                                  0.250                    0.017        0.000
5095635       1-Jun-29       $ 947,223.35       74.98                                  0.250                    0.017        0.358
5095639       1-Jun-29       $ 995,775.88       51.23                                  0.250                    0.017        0.000
5095642       1-May-29       $ 460,130.65       80.00                                  0.250                    0.017        0.000
5095648       1-May-29       $ 109,513.05       58.51                                  0.250                    0.017        0.233
5095649       1-Jun-29        $ 54,835.18       55.00                                  0.250                    0.017        0.233
5095652       1-Jun-29       $ 283,534.06       51.82                                  0.250                    0.017        0.000
5095660       1-Jun-29       $ 368,024.62       90.00                     17           0.250                    0.017        0.858
5095668       1-Jun-29       $ 298,958.10       66.67                                  0.250                    0.017        0.000
5095671       1-May-29       $ 149,436.39       62.50                                  0.250                    0.017        0.233
5095683       1-Jun-29       $ 121,942.51       79.99                                  0.250                    0.017        0.358
5095687       1-May-29       $ 556,937.33       79.99                                  0.250                    0.017        0.000
5095701       1-Jun-29       $ 349,002.30       66.67                                  0.250                    0.017        0.483
5095703       1-Jun-19       $ 125,869.40       80.00                                  0.250                    0.017        0.358
5095711       1-May-29       $ 428,172.94       66.15                                  0.250                    0.017        0.000
5095713       1-Jun-29       $ 398,771.26       55.56                                  0.250                    0.017        0.108
5095718       1-Jun-29       $ 589,184.53       52.53                                  0.250                    0.017        0.108
5095723       1-Jun-29       $ 266,975.00       59.01                                  0.250                    0.017        0.000
5095725       1-Jun-29       $ 553,208.82       68.94                                  0.250                    0.017        0.000
5095728       1-May-29       $ 297,738.44       54.55                                  0.250                    0.017        0.000
5095730       1-Jun-29       $ 676,948.80       68.54                                  0.250                    0.017        0.000
5095735       1-Jun-29       $ 578,128.14       76.52                                  0.250                    0.017        0.000
5095736       1-Aug-28       $ 468,386.90       69.98                                  0.250                    0.017        0.000
5095739       1-May-29       $ 593,279.31       62.79                                  0.250                    0.017        0.000
5095744       1-May-29       $ 263,846.32       56.99                                  0.250                    0.017        0.000
5095748       1-Jun-29       $ 298,893.02       68.97                                  0.250                    0.017        0.000
5095750       1-Jun-29       $ 324,001.68       70.65                                  0.250                    0.017        0.108
5095754       1-Jun-29       $ 260,540.69       67.05                                  0.250                    0.017        0.000
5095756       1-Jun-29       $ 526,295.97       60.00                                  0.250                    0.017        0.000
5095759       1-Jun-29       $ 365,516.52       59.53                                  0.250                    0.017        0.000
5095775       1-May-29       $ 328,728.94       66.00                                  0.250                    0.017        0.108
5095778       1-May-29       $ 940,367.76       59.38                                  0.250                    0.017        0.233
5095806       1-May-29       $ 614,281.91       60.21                                  0.250                    0.017        0.000
5095810       1-Jun-29       $ 343,082.40       65.09                                  0.250                    0.017        0.000
5095815       1-Jun-29       $ 995,461.67       31.25                                  0.250                    0.017        0.000
5095816       1-May-29       $ 177,243.69       53.13                                  0.250                    0.017        0.000
5095820       1-Jun-29       $ 335,491.65       56.08                                  0.250                    0.017        0.233
5095825       1-Jun-29       $ 291,699.92       40.17                                  0.250                    0.017        0.000
5095830       1-May-29       $ 478,057.82       57.14                                  0.250                    0.017        0.000
5095833       1-May-29       $ 523,923.39       38.96                                  0.250                    0.017        0.000
5095837       1-Jun-29       $ 129,638.57       80.00                                  0.250                    0.017        0.608
5095842       1-Jun-29       $ 456,997.52       66.67                                  0.250                    0.017        0.000
5095845       1-Jun-29       $ 159,543.89       66.67                                  0.250                    0.017        0.483
5100693       1-Jun-29       $ 368,834.92       57.81                                  0.250                    0.017        0.000
5100761       1-Aug-29       $ 303,462.42       80.00                                  0.250                    0.017        0.000
5100781       1-Jul-29       $ 285,691.60       77.83                                  0.250                    0.017        0.000
5100824       1-Jul-29       $ 324,522.99       79.94                                  0.250                    0.017        0.000
5100838       1-Jan-29       $ 263,139.61       81.58                                  0.250                    0.017        0.000
5100861       1-May-29       $ 274,910.36       79.31                                  0.250                    0.017        0.000
5100886       1-Jan-29       $ 243,138.44       79.77                                  0.250                    0.017        0.000
5101016       1-Apr-29       $ 263,644.87       49.07                                  0.250                    0.017        0.000
5101028       1-May-29       $ 270,844.24       80.00                                  0.250                    0.017        0.000
5101070       1-May-29       $ 268,268.54       70.00                                  0.250                    0.017        0.000
5101108       1-Apr-29       $ 397,904.32       74.77                                  0.250                    0.017        0.000
5101781       1-Sep-29       $ 278,235.63       80.00                                  0.250                    0.017        1.358
5102203       1-Mar-28       $ 303,861.08       76.37                                  0.250                    0.017        0.483

                          $ 64,754,616.27



COUNT:                             174
WAC:                       7.251347371
WAM:                       353.7549866
WALTV:                     65.08093836



NASCOR
NMI / 1999-24  Exhibit F-3
30 YEAR FIXED RATE NON RELOCATION  LOANS


(i)          (xvii)                                (xviii)
-----        -----------                           -----------

MORTGAGE                                           NMI
LOAN                                               LOAN
NUMBER       SERVICER                              SELLER
--------     -------------------------------------------------------------------
4847866      COUNTRYWIDE FUNDING CORP.             COUNTRYWIDE FUNDING CORP.
4847889      COUNTRYWIDE FUNDING CORP.             COUNTRYWIDE FUNDING CORP.
4876925      COUNTRYWIDE FUNDING CORP.             COUNTRYWIDE FUNDING CORP.
4931639      COUNTRYWIDE FUNDING CORP.             COUNTRYWIDE FUNDING CORP.
4997416      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
4997472      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5003893      FT MORTGAGE COMPANIES                 FT MORTGAGE COMPANIES
5003938      FT MORTGAGE COMPANIES                 FT MORTGAGE COMPANIES
5009672      NOVUS FINANCIAL CORPORATIO            NOVUS FINANCIAL CORPORATION
5026564      HOMESIDE LENDING                      HOMESIDE LENDING
5060554      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5071280      HUNTINGTON MORTGAGE COMPAN            HUNTINGTON MORTGAGE COMPANY
5073665      HIBERNIA NATIONAL BANK                HIBERNIA NATIONAL BANK
5077063      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5078264      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5078459      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5084035      FARMERS STATE BANK & TRUST            FARMERS STATE BANK & TRUST
5089921      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5089952      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5089968      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5090164      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095093      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095101      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095113      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095123      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095132      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095156      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095194      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095210      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095232      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095236      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095241      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095246      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095255      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095263      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095265      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095271      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095286      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095293      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095295      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095305      SUNTRUST MORTGAGE, INC.               SUNTRUST MORTGAGE, INC.
5095447      BANK UNITED                           BANK UNITED
5095448      BANK UNITED                           BANK UNITED
5095449      BANK UNITED                           BANK UNITED
5095455      BANK UNITED                           BANK UNITED
5095459      BANK UNITED                           BANK UNITED
5095463      BANK UNITED                           BANK UNITED
5095464      BANK UNITED                           BANK UNITED
5095466      BANK UNITED                           BANK UNITED
5095471      BANK UNITED                           BANK UNITED
5095472      BANK UNITED                           BANK UNITED
5095474      BANK UNITED                           BANK UNITED
5095478      BANK UNITED                           BANK UNITED
5095479      BANK UNITED                           BANK UNITED
5095482      BANK UNITED                           BANK UNITED
5095483      BANK UNITED                           BANK UNITED
5095485      BANK UNITED                           BANK UNITED
5095486      BANK UNITED                           BANK UNITED
5095488      BANK UNITED                           BANK UNITED
5095489      BANK UNITED                           BANK UNITED
5095493      BANK UNITED                           BANK UNITED
5095494      BANK UNITED                           BANK UNITED
5095496      BANK UNITED                           BANK UNITED
5095498      BANK UNITED                           BANK UNITED
5095500      BANK UNITED                           BANK UNITED
5095502      BANK UNITED                           BANK UNITED
5095506      BANK UNITED                           BANK UNITED
5095508      BANK UNITED                           BANK UNITED
5095509      BANK UNITED                           BANK UNITED
5095511      BANK UNITED                           BANK UNITED
5095512      BANK UNITED                           BANK UNITED
5095513      BANK UNITED                           BANK UNITED
5095514      BANK UNITED                           BANK UNITED
5095516      BANK UNITED                           BANK UNITED
5095523      BANK UNITED                           BANK UNITED
5095524      BANK UNITED                           BANK UNITED
5095527      BANK UNITED                           BANK UNITED
5095528      BANK UNITED                           BANK UNITED
5095539      BANK UNITED                           BANK UNITED
5095543      BANK UNITED                           BANK UNITED
5095544      BANK UNITED                           BANK UNITED
5095547      BANK UNITED                           BANK UNITED
5095548      BANK UNITED                           BANK UNITED
5095551      BANK UNITED                           BANK UNITED
5095552      BANK UNITED                           BANK UNITED
5095554      BANK UNITED                           BANK UNITED
5095560      BANK UNITED                           BANK UNITED
5095564      BANK UNITED                           BANK UNITED
5095565      BANK UNITED                           BANK UNITED
5095566      BANK UNITED                           BANK UNITED
5095568      BANK UNITED                           BANK UNITED
5095570      BANK UNITED                           BANK UNITED
5095571      BANK UNITED                           BANK UNITED
5095572      BANK UNITED                           BANK UNITED
5095576      BANK UNITED                           BANK UNITED
5095577      BANK UNITED                           BANK UNITED
5095579      BANK UNITED                           BANK UNITED
5095581      BANK UNITED                           BANK UNITED
5095582      BANK UNITED                           BANK UNITED
5095586      BANK UNITED                           BANK UNITED
5095588      BANK UNITED                           BANK UNITED
5095589      BANK UNITED                           BANK UNITED
5095590      BANK UNITED                           BANK UNITED
5095592      BANK UNITED                           BANK UNITED
5095596      BANK UNITED                           BANK UNITED
5095599      BANK UNITED                           BANK UNITED
5095602      BANK UNITED                           BANK UNITED
5095605      BANK UNITED                           BANK UNITED
5095608      BANK UNITED                           BANK UNITED
5095609      BANK UNITED                           BANK UNITED
5095615      BANK UNITED                           BANK UNITED
5095616      BANK UNITED                           BANK UNITED
5095620      BANK UNITED                           BANK UNITED
5095623      BANK UNITED                           BANK UNITED
5095625      BANK UNITED                           BANK UNITED
5095627      BANK UNITED                           BANK UNITED
5095630      BANK UNITED                           BANK UNITED
5095631      BANK UNITED                           BANK UNITED
5095634      BANK UNITED                           BANK UNITED
5095635      BANK UNITED                           BANK UNITED
5095639      BANK UNITED                           BANK UNITED
5095642      BANK UNITED                           BANK UNITED
5095648      BANK UNITED                           BANK UNITED
5095649      BANK UNITED                           BANK UNITED
5095652      BANK UNITED                           BANK UNITED
5095660      BANK UNITED                           BANK UNITED
5095668      BANK UNITED                           BANK UNITED
5095671      BANK UNITED                           BANK UNITED
5095683      BANK UNITED                           BANK UNITED
5095687      BANK UNITED                           BANK UNITED
5095701      BANK UNITED                           BANK UNITED
5095703      BANK UNITED                           BANK UNITED
5095711      BANK UNITED                           BANK UNITED
5095713      BANK UNITED                           BANK UNITED
5095718      BANK UNITED                           BANK UNITED
5095723      BANK UNITED                           BANK UNITED
5095725      BANK UNITED                           BANK UNITED
5095728      BANK UNITED                           BANK UNITED
5095730      BANK UNITED                           BANK UNITED
5095735      BANK UNITED                           BANK UNITED
5095736      BANK UNITED                           BANK UNITED
5095739      BANK UNITED                           BANK UNITED
5095744      BANK UNITED                           BANK UNITED
5095748      BANK UNITED                           BANK UNITED
5095750      BANK UNITED                           BANK UNITED
5095754      BANK UNITED                           BANK UNITED
5095756      BANK UNITED                           BANK UNITED
5095759      BANK UNITED                           BANK UNITED
5095775      BANK UNITED                           BANK UNITED
5095778      BANK UNITED                           BANK UNITED
5095806      BANK UNITED                           BANK UNITED
5095810      BANK UNITED                           BANK UNITED
5095815      BANK UNITED                           BANK UNITED
5095816      BANK UNITED                           BANK UNITED
5095820      BANK UNITED                           BANK UNITED
5095825      BANK UNITED                           BANK UNITED
5095830      BANK UNITED                           BANK UNITED
5095833      BANK UNITED                           BANK UNITED
5095837      BANK UNITED                           BANK UNITED
5095842      BANK UNITED                           BANK UNITED
5095845      BANK UNITED                           BANK UNITED
5100693      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5100761      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5100781      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5100824      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5100838      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5100861      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5100886      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5101016      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5101028      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5101070      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5101108      CRESTAR MORTGAGE CORPORATION          CRESTAR MORTGAGE CORPORATION
5101781      AMERICA FIRST CREDIT UNION            AMERICA FIRST CREDIT UNION
5102203      CRESTAR MORTGAGE CORPORA              CRESTAR MORTGAGE CORPORATION

COUNT:                                            174
WAC:                                      7.251347371
WAM:                                      353.7549866
WALTV:                                    65.08093836

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)

Loan Information

         Name of Mortgagor:                        _____________________________

         Servicer

         Loan No.:                                 _____________________________

Custodian/Trustee

         Name:                                     _____________________________

         Address:                                  _____________________________

                                                   _____________________________

         Custodian/Trustee

         Mortgage File No.:                        _____________________________

Seller

         Name:                                     _____________________________

         Address:                                  _____________________________

                                                   _____________________________

         Certificates:                             Mortgage Pass-Through
                                                   Certificates, Series 1999-24

                  The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 1999-24, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of October 28, 1999 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

( ) Promissory Note dated _________________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on _____________________ as instrument No. ________ in the County Recorder's Office of the County of ____________________, State of _______________________ in book/reel/docket _________________
          of official records at page/image ____________.

( ) Deed of Trust recorded on ____________________ as instrument No. _____ in the County Recorder's Office of the County of _________________, State of _________________ in book/reel/docket _____________________
          of official records at page/image ____________.

( )       Assignment of  Mortgage or Deed  of Trust to the Trustee,  recorded on
          ______________________________ as instrument No. ______________ in the
          County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket __________________
          of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )       _________________________________

( )       _________________________________

( )       _________________________________

( )       _________________________________

                  The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                                NORWEST BANK MINNESOTA, NATIONAL
                                                   ASSOCIATION


                                                By: ____________________________

                                                Title: _________________________

Date: ________________, 19__

                                    EXHIBIT H

                              AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

STATE OF                    )
                            )   ss.:
COUNTY OF                   )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

         (1) That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

         (2)  That the Purchaser's Taxpayer Identification Number is [        ].

         (3) That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-24, Class [A-R] [A-LR] Certificate (the "Class [A-R] [A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section
521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

         (4) That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R] [A-LR] Certificate as they become due.

         (5) That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R] [A-LR] Certificate in excess of cash flows generated by the Class [A-R] [A-LR] Certificate.

         (6) That the Purchaser will not transfer the Class [A-R] [A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

         (7) That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [A-R] [A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R] [A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R] [A-LR]
Certificate  will not be  disregarded  for federal  income tax  purposes.  "U.S.
Person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

         (8) That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

         (9) That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                                  [NAME OF PURCHASER]


                                                   By:__________________________
                                                      [Name of Officer]
                                                      [Title of Officer]

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

                  Subscribed and sworn before me this __ day of ________, 19 __.


_________________________________
NOTARY PUBLIC

COUNTY OF _______________________

STATE OF  _______________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I

           [Letter from Transferor of Class [A-R] [A-LR] Certificate]

                                     [Date]

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

         Re:      Norwest Asset Securities Corporation,
                  Series 1999-24, Class [A-R] [A-LR]
                  -------------------------------------

Ladies and Gentlemen:

                  [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                     Very truly yours,


                                                     [Transferor]



                                                      __________________________

                                    EXHIBIT J

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-24
                    CLASS [A-PO][B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                         _______________ __,____

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way

Frederick, Maryland 21703

                  The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-24, Class [A-PO][B-4][B-5][B-6] Certificates (the "Class [A-PO][B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of October 28, 1999 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-24.

                  Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

                  (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-PO][B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

                  (b) The Purchaser is acquiring the Class [A-PO][B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

                  [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-PO][B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-PO][B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

                  [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

                  (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 19__, relating to the Class [A-PO][B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [A-PO][B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-PO][B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-PO][B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-PO][B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [A-PO][B-4][B-5][B-6] Certificates.

                  (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-4][B-5][B-6] Certificates only] if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

                  (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated April 29, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-PO][B-4][B-5][B-6] Certificates is in compliance therewith.

                  Section 3.    Transfer   of   Class   [A-PO] [B-4] [B-5] [B-6]
Certificates.

                  (a) The Purchaser understands that the Class [A-PO][B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-PO][B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [A-PO][B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (b) No transfer of a Class [A-PO][B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

                  (c)   The    Purchaser    acknowledges    that    its    Class
[A-PO][B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                             [PURCHASER]


                                             By: ______________________________


                                             Its: ______________________________

                                    EXHIBIT K

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-24
                      CLASS [B-1] [B-2] [B-3] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                         _______________ __,____

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way

Frederick, Maryland 21703

                  The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-24, Class [B-1] [B-2] [B-3] Certificates (the "Class [B-1] [B-2] [B-3] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of October 28, 1999 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee") of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-24.

                  Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

                  Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-1] [B-2] [B-3] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-1][B-2][B-3]
Certificate are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar
Law).

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                             [PURCHASER]


                                             By: ______________________________


                                             Its: ______________________________

                                             [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                   Norwest Mortgage, Inc. Servicing Agreement

                         Bank United Servicing Agreement

                   SunTrust Mortgage, Inc. Servicing Agreement

                Crestar Mortgage Corporation Servicing Agreement

                Countrywide Home Loans, Inc. Servicing Agreement

                    FT Mortgage Companies Servicing Agreement

               The Huntington Mortgage Company Servicing Agreement

                      HomeSide Lending Servicing Agreement

                 Farmers State Bank & Trust Company of Superior

                 America First Credit Union Servicing Agreement

                   Hibernia National Bank Servicing Agreement

                 NOVUS Financial Corporation Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

                  This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

                  ____________________ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-24, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of October 28, 1999 among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

                  ____________________ intends  to  resell  all of the  Class  B
Certificates  directly  to  the  Purchaser  on  or   promptly  after   the  date
hereof.

                  In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

                  In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE V

                                   DEFINITIONS

                  Section 5.01  Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

                  Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

                  Collateral Fund Permitted Investments:  Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC, (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's Investors Service, Inc. ("Moody's") or at least D-1 by Duff & Phelps Credit Rating Co. ("DCR") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by DCR or Aa2 by Moody's, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least D-1 by DCR or P-1 by Moody's or (z) the depository institution or trust company is one that is acceptable to either DCR or Moody's and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

                  Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

                  Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

                  Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

                  Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

                  Monthly   Advances:   Principal  and  interest   advances  and
servicing advances including costs and expenses of foreclosure.

                  Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

                  Section 5.02      Definitions Incorporated by Reference.

                  All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE VI

                          SPECIAL SERVICING PROCEDURES

                  Section 6.01 Reports and Notices.

                  (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

                     (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

                     (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

                  (b) If requested by the Purchaser, the Company shall cause the
Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

                  (c) In addition to the foregoing,  the Company shall cause the
Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

                  Section  6.02   Purchaser's  Election  to   Delay  Foreclosure
Proceedings.

                  (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01 (a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

                  (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

                  (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

                  (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

                  (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

                  (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

                  (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

                  Section 6.03 Purchaser's Election to Commence Foreclosure Proceedings.

                  (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

                  (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

                  (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

                  (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

                  Section 6.04 Termination.

                  (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

                  (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE VII

                       COLLATERAL FUND; SECURITY INTEREST

                  Section 7.01 Collateral Fund.

                  Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-24. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

                  Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

                  Section 7.02 Collateral Fund Permitted Investments.

                  The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

                  All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

                  Section 7.03 Grant of Security Interest.

                  The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

                  The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

                  Section 7.04 Collateral Shortfalls.

                  In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.01 Amendment.

                  This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

                  Section 8.02 Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 8.03 Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 8.04 Notices.

                  All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

                  (a)      in the case of the Company,

                           Norwest Bank Minnesota, National Association
                           7485 New Horizon Way
                           Frederick, MD 21703

                           Attention:  Vice President, Master Servicing
                           Phone:      301-696-7800
                           Fax:        301-815-6365

                  (b)      in the case of the Purchaser,

                           ___________________________
                           ___________________________
                           ___________________________
                           ___________________________

                           Attention:_________________

                  Section 8.05 Severability of Provisions.

                  If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 8.06 Successors and Assigns.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

                  Section 8.07 Article and Section Headings.

                  The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  Section 8.08 Confidentiality.

                  The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

                  Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

                  Section 8.09 Indemnification.

                  The  Purchaser  agrees  to  indemnify  and hold  harmless  the
Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

                  IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    Norwest Bank Minnesota, National Association

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title: _____________________________________



                                    ____________________________________________



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title: _____________________________________